As filed with the Securities and Exchange Commission on March 4, 2011

Registration No. [      ]

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

HIGHLAND FUNDS I
(Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code:
1-972-628-4100

Name and address of agent for service:

Mr. R. Joseph Dougherty
c/o Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

Title of securities being registered: Class A, Class B, Class C and Class Z shares

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective April 3, 2011 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

This Registration Statement relates solely to the sale of shares of Highland Floating Rate Opportunities Fund.

HIGHLAND FLOATING RATE ADVANTAGE FUND
HIGHLAND FLOATING RATE FUND

NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
1-877-665-1287

[ • ], 2011

Dear Shareholder:

Enclosed please find several documents that are being furnished to you in connection with a Special Joint Meeting of Shareholders (the “Meeting”) of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund (together the “Acquired Funds,” and each an “Acquired Fund”). Each Acquired Fund is a closed-end interval fund that is organized as a Delaware statutory trust. The Meeting will be held at [[NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240]] on [ • ], 2011 at [ • ]. We hope this material will receive your immediate attention.

At the Meeting, shareholders of each Acquired Fund will be asked to consider and approve the reorganization of the Acquired Fund into Highland Floating Rate Opportunities Fund (the “Acquiring Fund”), an open-end fund that is a series of Highland Funds I, a Delaware statutory trust. If shareholders of both Acquired Funds approve the proposed reorganization of such Acquired Fund and if the other conditions to the reorganization are satisfied, the Acquired Funds will transfer all of their assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds. After these transfers, the Acquired Funds will be liquidated and dissolved. The reorganizations of the Acquired Funds into the Acquiring Fund are contingent upon the shareholders of both Acquired Funds approving their respective reorganizations.

While the reorganizations will bring about some changes, we expect the proposed reorganizations will offer you the following advantages:

Enhanced share liquidity.  The Acquiring Fund is an open-end fund. As a shareholder, you will be able to buy and sell shares of the Acquiring Fund on any day that the New York Stock Exchange is open, at the shares’ net asset value (subject to a redemption fee if such shares are sold or exchanged within two months after their purchase and, with respect to Class B and Class C shares, subject to a contingent deferred sales charge). However, shareholders with Class A, Class B, Class C and Class Z accounts opened in connection with the Reorganizations will be permitted to redeem and exchange Acquiring Fund shares acquired as part of the reorganizations for two months after the Closing without paying a fee.

Continued strength of fund management.  Oversight of the Acquiring Fund will be provided by the Board of Trustees of Highland Funds I, and overall management of the Acquiring Fund will continue to be provided by Highland Capital Management, L.P. (“Highland Capital”). Organized in March 1993, Highland Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has approximately $22 billion in assets under management as of December 31, 2010. Highland Capital currently serves as the investment adviser to the Acquired Funds and the Acquiring Fund, and, following the Reorganization, will continue to serve as the investment adviser of the Acquiring Fund. The same portfolio manager who currently provides day-to-day management of the Acquired Funds will serve as the portfolio manager of the Acquiring Fund.

Lower operating expenses.  The Acquiring Fund is expected to incur lower expenses than the Acquired Funds are currently incurring based on economies of scale generated from spreading fixed costs over more assets and the elimination of the cost of periodic repurchase offers.

Tax-free Reorganization.  The reorganizations are intended to be tax-free for U.S. federal income tax purposes, meaning that neither the Acquired Funds nor shareholders of the Acquired Funds are expected to recognize a gain or loss directly as a result of the reorganizations.

More information on the specific details and reasons for your Acquired Fund’s proposals are contained in the enclosed combined Prospectus/Proxy Statement. The Notice of Special Joint Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully.

THE BOARDS OF TRUSTEES OF HIGHLAND FLOATING RATE ADVANTAGE FUND AND HIGHLAND FLOATING RATE FUND HAVE APPROVED THE PROPOSED REORGANIZATIONS AND RECOMMEND THAT YOU VOTE IN FAVOR OF EACH REORGANIZATION.

We welcome your attendance at the Meeting. Your vote is important to us. If you are unable to attend the meeting in person, we urge you to vote your proxy by mail, so your shares may be voted according to your instructions.

Sincerely,

[ • ]

R. Joseph Dougherty
President, Chief Executive Officer and Trustee

Highland Floating Rate Advantage Fund
Highland Floating Rate Fund

HIGHLAND FLOATING RATE ADVANTAGE FUND
HIGHLAND FLOATING RATE FUND
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
1-877-665-1287

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON [ • ], 2011

To Shareholders of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund:

NOTICE IS HEREBY GIVEN of a Special Joint Meeting of Shareholders (the “Meeting”) of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund, each a Delaware statutory trust (collectively, the “Acquired Funds” and each, an “Acquired Fund”), that will be held at [[NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240]] on [ • ], 2011 at [ • ], to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization by and among the Acquired Funds and Highland Funds I, on behalf of the its Highland Floating Rate Opportunities Fund (the “Acquiring Fund”), which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C and Class Z shares of the Acquiring Fund and the assumption of the liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganization.

Acquired Fund	Acquiring Fund

Highland Floating Rate Advantage Fund	Highland Floating Rate Opportunities Fund
Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund

2. Any other business that may properly come before the meeting or any adjourned or postponed session of the meeting.

The Board of Trustees of the Acquired Funds has fixed the close of business on [ • ], 2011 as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting and any adjourned or postponed session thereof.

The proposed reorganizations are described in the attached combined Prospectus/Proxy Statement and a form of Agreement and Plan of Reorganization is attached as Appendix A to the combined Prospectus/Proxy Statement. The enclosed proxy is being solicited on behalf of the Boards of Trustees of the Acquired Funds. The Boards of Trustees of the Acquired Funds unanimously recommend approval of these proposals.

By Order of the Boards of Trustees,

[ • ]
[Secretary]

[ • ], 2011

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card. Please vote as soon as possible to help avoid additional proxy solicitation costs and so that the Meeting may be held as scheduled.

[ • ], 2011

HIGHLAND FUNDS I Highland Floating Rate Opportunities Fund (the “Acquiring Fund”)	HIGHLAND FLOATING RATE ADVANTAGE FUND HIGHLAND FLOATING RATE FUND (the “Acquired Funds”)

c/o Highland Capital Management, L.P.	c/o Highland Capital Management, L.P.
NexBank Tower	NexBank Tower
13455 Noel Road, Suite 800	13455 Noel Road, Suite 800
Dallas, Texas 75240	Dallas, Texas 75240
1-(972)-628-4100	1-(877)-665-1287

COMBINED PROSPECTUS/PROXY STATEMENT

This Combined Prospectus/Proxy Statement, including the attached appendices (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about [ • ], 2011. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Funds and sets forth concisely information you should know before voting on the following proposal:

To be Voted on by
Proposal:	Shareholders of:

1.  Approval of the Agreement and Plan of Reorganization by and among Highland Floating Rate Advantage Fund, Highland Floating Rate Fund and Highland Funds I, on behalf of the Acquiring Fund, which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C and Class Z shares of the Acquiring Fund and the assumption of the liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganization (the “Reorganization Proposal”).
Highland Floating Rate Advantage Fund Highland Floating Rate Fund

The Acquired Funds and Acquiring Fund may be referred to herein as the “Funds.”

These proposals will be considered by shareholders of the Acquired Funds at a Special Joint Meeting of Shareholders of the Acquired Funds (the “Meeting”) that will be held [[at the offices of Highland Capital Management, L.P., at the address provided above, on [ • ], 2011 at [ • ]]]. The Board of Trustees of each Acquired Fund recommends that shareholders approve the Reorganization Proposal. The shareholders of each Acquired Fund will vote separately on the Reorganization Proposal, but shareholders of both Acquired Funds must approve the Reorganization Proposal in order for the reorganizations to occur.

The Agreement and Plan of Reorganization for the Acquired Funds provides for (i) the transfer of all the assets of Highland Floating Rate Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the liabilities of Highland Floating Rate Fund by the Acquiring Fund; and (ii) the transfer of all the assets of Highland Floating Rate Advantage Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the liabilities of Highland Floating Rate Advantage Fund by the Acquiring Fund.

It is intended that, as a result of the reorganization of your Acquired Fund, you will receive on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional Class A, Class B, Class C and Class Z shares of the Acquiring Fund equal to the value of your share of the net assets of the corresponding class of shares of your Acquired Fund, as determined using the valuation policies and procedures of Highland Funds I (the “Acquiring Trust”), transferred to the Acquiring Fund on the closing date, which is expected to be in July 2011 or such later date as the Acquiring Fund and Acquired Funds may agree. Pursuant to the Agreement and Plan of Reorganization, each Acquired Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganizations.” A proposed form of Agreement and Plan of Reorganization is enclosed with this Prospectus/Proxy Statement as Appendix A — Form of Agreement and Plan of Reorganization. Please read this Prospectus/Proxy Statement carefully and keep it for future reference.

The Acquiring Trust is a registered open-end management investment company made up of multiple series of redeemable shares formed under the laws of the State of Delaware. Each series is operated as a separate mutual fund. The Acquiring Fund is a series of the Acquiring Trust. Each Acquired Fund is a Delaware statutory trust that is a successor in interest to a Massachusetts business trust of the same name, and is a registered closed-end management investment company that is operated as an interval fund.

Highland Capital Management, L.P., a Delaware limited partnership (“Highland Capital”), serves as the investment adviser to the Acquiring Fund and the Acquired Funds. As a result, following the Reorganization, the same portfolio manager who currently provides day-to-day investment advice to the Acquired Funds will continue to provide day-to-day investment advice to the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “Commission”) and are hereby incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated [ • ], 2011, relating to this Prospectus/Proxy Statement (the “Reorganization SAI”).

•	The Prospectuses of Highland Floating Rate Advantage Fund, dated October 31, 2010, as supplemented.

•	The Statement of Additional Information of Highland Floating Rate Advantage Fund, dated October 31, 2010, as supplemented.

•	The Prospectuses of Highland Floating Rate Fund, dated October 31, 2010, as supplemented.

•	The Statement of Additional Information of Highland Floating Rate Fund, dated October 31, 2010, as supplemented.

For a free copy of the Statement of Additional Information of the Acquiring Fund relating to this Prospectus/Proxy Statement, shareholders may call 1-877-665-1287 or write to the Acquired Funds at the address listed on the cover of this Prospectus/Proxy Statement.

The following documents have been filed with the Commission and are incorporated into the Reorganization SAI by reference:

•	The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Highland Floating Rate Advantage Fund, as of and for the period ended June 30, 2010.

•	The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Highland Floating Rate Fund, as of and for the period ended June 30, 2010.

The Reorganization SAI also contains unaudited financial statements of the Acquired Funds, as of and for the period ended December 31, 2010.

The Acquired Funds have previously sent their Annual Reports to their respective shareholders. For a free copy of these reports or any of the documents listed above relating to the Acquired Funds, shareholders may call 1-877-665-1287 or write to the Acquired Funds at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders may also obtain each Acquired Fund’s Prospectus by accessing the Highland Funds’ web site at www.highlandfunds.com.

As of the date of this Prospectus/Proxy Statement, the Acquiring Fund had not yet begun operations; therefore, historical financial information and an annual report for the Acquiring Fund is not available.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the Commission. Text-only versions of all of the foregoing Acquired Fund and Acquiring Fund documents can be viewed online or downloaded from the EDGAR database on the Commission’s internet site at www.sec.gov. Shareholders can review and copy information about the Acquired Funds, the Acquiring Trust and the Acquiring Fund by visiting the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

SHARES OF THE ACQUIRING FUND:

•	ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; AND

•	INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHLAND FLOATING RATE ADVANTAGE FUND, HIGHLAND FLOATING RATE FUND OR HIGHLAND FUNDS I. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY HIGHLAND FUNDS I IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

I. QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

The following questions and answers provide an overview of key features of the Reorganization Proposal. Please review this Prospectus/Proxy Statement prior to casting a vote. You may also obtain a copy of each Acquired Fund’s prospectus and statement of additional information by calling 1-877-665-1287. Please call 1-877-665-1287 with any questions about a proposal or this Prospectus/Proxy Statement generally.

1.	What transactions are being proposed?

Shareholders of each Acquired Fund are being asked to approve the Agreement and Plan of Reorganization with respect to such Acquired Fund. A copy of a form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. If approved by the shareholders of both Acquired Funds and subject to certain other conditions being satisfied or waived, the Acquired Funds will transfer all of their assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. At the same time, the Acquiring Fund will assume all the liabilities of the Acquired Funds. Following these transfers, you will receive a number of full and fractional Class A, Class B, Class C and Class Z shares of the Acquiring Fund for the corresponding class of shares of your Acquired Fund equal to the value of the net assets of the Acquired Fund, as determined using the Acquiring Trust’s valuation policies and procedures, transferred to the Acquiring Fund and attributable to you on the Closing Date, which is expected to be July 2011 or such other date as the parties may agree. You will receive such Acquiring Fund shares without paying any sales charges on a tax-free basis (for U.S. federal income tax purposes). In addition, to the extent Highland Floating Rate Advantage Fund has any outstanding borrowings under its existing revolving credit facility as of the Valuation Date (as defined below), the Acquiring Fund will enter into its own revolving credit facility on or before the Closing Date. On the Closing Date, the Acquiring Fund will draw on that facility and use the proceeds to repay in their entirety any principal, interest or other amounts due under the terms of Highland Floating Rate Advantage Fund’s existing credit facility as of the Closing Date. These amounts will be paid by the Acquiring Fund to the lender under Highland Floating Rate Advantage Fund’s credit facility and will not be received by any Acquired Fund shareholder in connection with the Reorganizations. The Acquired Funds will then be liquidated and dissolved.

The closing of the Reorganizations (the “Closing”) is contingent upon certain conditions either being satisfied or waived. Shareholders of both Acquired Funds, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund in order for the Reorganizations to occur. In addition, each Acquired Fund must satisfy the other conditions to Closing applicable to it (or such conditions must be waived) before either Reorganization occurs. Because the closing of the Reorganizations is contingent on both Acquired Funds satisfying all of the closing conditions (or the waiver of such conditions) , it is possible that your Fund’s Reorganization may not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all the closing conditions applicable to it. Further, in the event that the shareholders of an Acquired Fund approve the Agreement and Plan of Reorganization with respect to such Acquired Fund but the Reorganization does not close, such approval shall not be deemed to be an independent approval of the liquidation and dissolution of such Acquired Fund. If the Reorganizations are not consummated, the Boards of Trustees of the Acquired Funds may consider possible alternative arrangements in the best interests of each Acquired Fund and its shareholders. The Closing Date is expected to occur in July 2011 or such other date as the parties may agree.

2.	Why are the Reorganizations being proposed?

Highland Capital Management, L.P. and the Board of Trustees of each Acquired Fund is proposing the reorganization of each Acquired Fund into the Acquiring Fund because it offers shareholders of the Acquired Funds the opportunity to invest in a fund with substantially similar investment policies, but with increased liquidity and a potentially lower expense ratio. While there are benefits ordinarily associated with investment in a closed-end interval fund, Highland Capital Management, L.P. and the Board believe that, in the case of each Acquired Fund, the expected benefits from the proposed reorganization outweigh the benefits of a closed-end interval fund structure. For a detailed discussion of the Trustees’ deliberations, see “Information about the Proposed Merger — Trustees’ Considerations Relating to Proposed Merger.”

The Board of Trustees of each Acquired Fund has carefully considered the anticipated benefits and costs of the proposed reorganizations. The Board unanimously approved the proposed reorganizations in respect of each of the Acquired Funds and recommended its approval by shareholders of the Acquired Funds.

For a more complete discussion of the factors affecting the Board of Trustees’ decision, please see “Proposal 1: Reorganizations of the Acquired Funds into the Acquiring Fund — Information About the Reorganizations — Board of Trustees’ Considerations.”

3.	How do the investment objectives, principal investment strategies, principal risks and policies of the Acquired Funds compare to those of the Acquiring Fund?

The investment objective of each of the Acquired Funds is identical to the investment objective of the Acquiring Fund. Each Fund seeks to provide a high level of current income, consistent with preservation of capital. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective is a non-fundamental policy, which means that the Board of Trustees of that Fund can change it without shareholder approval.

Each Acquired Fund normally invests at least 80% of its net assets in floating rate senior loans, while the Acquiring Fund normally invests at least 80% of its net assets in floating rate loans and other floating rate investments.

Each Acquired Fund may invest up to 20% of its total assets (valued at the time of investment) in senior loans that are not secured by any collateral, while the Acquiring Fund may invest in such unsecured senior loans without limitation.

The Acquiring Fund may invest up to 20% of its total assets in securities that are not floating rate investments and equities, while each Acquired Fund may not make such investments as part of its principal investment strategy.

While each Acquired Fund may only invest up to 20% of its total assets in foreign loans, the Acquiring Fund is not subject to any similar geographic restriction.

The Acquiring Fund may also invest in derivatives and engage in short sales of securities.

Each of Highland Floating Rate Advantage Fund and the Acquiring Fund may utilize leverage for investment purposes, whereas Highland Floating Rate Fund does not utilize leverage.

Each Fund is a non-diversified fund, but will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Because the Acquiring Fund may invest in a broader range of investments (such as non-floating rate bonds, equities and derivatives) than the Acquired Funds, it may be exposed to a broader range of risks. In addition, because it is an open-end fund, the Acquiring Fund’s need to meet daily redemption requests might limit its investment flexibility relative to that of the Acquired Funds, which only need to meet redemption requests on a quarterly basis. As an open-end fund, the Acquiring Fund may need to retain cash reserves or invest in more liquid securities than it otherwise would, and may have to liquidate portfolio securities in order to meet potential redemption requests. A description of the Acquiring Fund’s principal risks and a comparison of the Acquiring Fund’s and the Acquired Funds’ principal risks is included in the section of this Prospectus/Proxy statement entitled “Information About the Acquiring Fund and the Acquired Funds.” Although the Funds may be subject to many of the same risks listed therein, they may be subject to a particular risk to different degrees. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

Since the Acquiring Fund and the Acquired Funds have the same investment objective and similar investment strategies, it is anticipated that the Reorganizations will not result in significant portfolio turnover or transaction expenses.

For additional information about the Funds’ strategies and their corresponding risks, please see “Information About the Acquiring Fund and the Acquired Funds” and Appendix C — Information Applicable to the Acquiring Fund.

The Acquired Funds and the Acquiring Fund have adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies cannot be changed without the consent of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of an Acquired Fund or the Acquiring Fund, as applicable. Non-fundamental investment policies can be changed by the Board, without the consent of a Fund’s shareholders. For a comparison of the Acquiring Fund’s and the Acquired Funds’ fundamental policies, please see Appendix B — Comparison of Fundamental and Non-Fundamental Investment Policies.

The Acquiring Fund’s fundamental and non-fundamental investment policies are the similar to those used by other investment portfolios offered by the Acquiring Trust. The Acquiring Fund’s fundamental and non-fundamental investment policies are designed to meet the requirements of the 1940 Act and the rules and regulations thereunder while providing the portfolio managers of the Acquiring Fund flexibility to respond to market, industry and regulatory changes.

For more information regarding any of the Acquired Funds’ or Acquiring Fund’s investment policies and restrictions, see the applicable Acquired Fund’s Statement of Additional Information or the Reorganization SAI, respectively.

4.	How do the fees and expenses of the Acquired Funds compare to the estimated fees and expenses of the Acquiring Fund following the Reorganizations?

The following tables show the fees and expenses for the shares of each Acquired Fund for its fiscal period ended June 30, 2010 and for the twelve-month period ended December 31, 2010, followed by the estimated fees and expenses of the Acquiring Fund, assuming consummation of the Reorganizations. As shown in the tables, the fees and expenses of the Acquired Funds as of December 31, 2010, are higher than the fees and expenses of the Acquired Funds as of June 30, 2010, due primarily to a decrease in the Funds’ size as a result of shares being tendered during the Acquired Funds’ quarterly repurchase offers (the “Repurchase Offers”). As of the date of this Prospectus/Proxy Statement, the Acquiring Fund has not begun operations; therefore, historical fee and expense information for the Acquiring Fund is not available. As illustrated below, the total fund operating expense ratios of the Class A, Class B, Class C and Class Z shares of the Acquiring Fund are expected to be lower than the current (i.e., for the twelve months ended December 31, 2010) total fund operating expense ratios of the corresponding shares of the Acquired Funds. The Acquiring Fund’s management fees are calculated based on daily managed assets, which include leverage, whereas the management fees of Highland Floating Rate Fund are calculated based on daily net assets.

The examples following the tables will help you compare the cost of investing in each Acquired Fund with the estimated cost of investing in the Acquiring Fund.

Shareholders of the Acquired Funds will not pay additional sales charges in connection with the Reorganizations. Class A, Class B, Class C and Class Z shares of the Acquiring Fund charge a 2.00% fee for exchanges and redemptions of shares within two months of their purchase date. However, shareholders may redeem or exchange any Class A, Class B, Class C and Class Z shares received in connection with the Reorganizations for two months after the Closing Date without paying a fee.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B(1)		Class C		Class Z

Highland Floating Rate Advantage Fund (Acquired Fund)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	3.50%	None		None		None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None		None		None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None(2)	3.25	%(3)	1.00	%(4)	None
Exchange Fee	None	None		None		None

	Class A	Class B(1)		Class C		Class Z

Highland Floating Rate Fund (Acquired Fund)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	3.50%	None		None		None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None		None		None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None(2)	3.25	%(3)	1.00	%(4)	None
Exchange Fee	None	None		None		None

	Class A	Class B(1)		Class C		Class Z

Highland Floating Rate Opportunities Fund (Pro Forma Combined) (Acquiring Fund)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	3.50%	None		None		None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None		None		None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None(2)	3.25	%(3)	1.00	%(4)	None
Exchange Fee (as % of the amount exchanged within two months or less after date of purchase)	2.00%	2.00%		2.00%		2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%		2.00%		2.00%

(1)	Class B Shares automatically convert to Class A Shares eight years after purchase.

(2)	Class A Shares purchased without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC on Class B Shares is 3.25% for shares tendered and accepted for repurchase within the first year of purchase, 3.00% within the second year, 2.00% within the third year, 1.50% within the fourth year, and 1.00% within the fifth year. There is no CDSC on Class B Shares thereafter.

(4)	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first year of purchase. There is no CDSC on Class C Shares thereafter.

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)

For the Fiscal Period Ended June 30, 2010

	Class A	Class B	Class C	Class Z

Highland Floating Rate Advantage Fund (Acquired Fund)(1)
Management Fees(2)	1.02%	1.02%	1.02%	1.02%
Distribution and Service (12b-1) Fees(3)	0.35%	0.70%	0.85%	—
Interest Payments and Commitment Fees on Borrowed Funds	0.61%	0.61%	0.61%	0.61%
Other Expenses(4)	0.90%	0.90%	0.90%	0.90%

Total Annual Fund Operating Expenses	2.88%	3.23%	3.38%	2.53%

	Class A	Class B	Class C	Class Z

Highland Floating Rate Fund (Acquired Fund)
Management Fees(5)	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees(3)	0.35%	0.70%	0.85%	—
Interest Payments and Commitment Fees on Borrowed Funds	0.02%	0.02%	0.02%	0.02%
Other Expenses(4)	0.73%	0.73%	0.73%	0.73%

Total Annual Fund Operating Expenses	1.95%	2.30%	2.45%	1.60%

	Class A	Class B	Class C	Class Z

Highland Floating Rate Opportunities Fund (Pro Forma)(Acquiring Fund)(6)
Management Fees(2)	1.01%	1.01%	1.01%	1.01%
Distribution and Service (12b-1) Fees(3)	0.35%	0.70%	0.85%	None
Interest Payments and Commitment Fees on Borrowed Funds	0.31%	0.31%	0.31%	0.31%
Other Expenses(7)	0.46%	0.46%	0.46%	0.46%
Dividend Expense on Short Sales	0.00%	0.00%	0.00%	0.00%
Remainder of Other Expenses	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	2.12%	2.47%	2.62%	1.77%

(1)	Figures are based on borrowings of 16.34% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal period.

(2)	Management fees include both advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion and 0.55% of the average daily managed assets of the Fund that exceed $2 billion. Highland also receives from the Fund monthly administration fees at the annual rate of 0.20% of the average daily managed assets of the Fund. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The management fee rate as a percentage of average net assets attributable to common shares is higher than the management fee rate as a percentage of average daily managed assets because it is calculated with respect to a smaller asset base (namely, the net assets attributable to shares held by common shareholders) and reflects the fact that common shareholders bear the costs of leverage.

(3)	Distribution and Service (12b-1) fees include (i) a monthly service fee paid to the Fund’s underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund and (ii) a monthly distribution fee paid to the Fund’s underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

(4)	Other Expenses are based on actual amounts incurred during the Fund’s prior fiscal period.

(5)	Management fees include both advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion, 0.60% of the average daily net assets of the Fund for the next $1 billion and 0.55% of the average daily net assets of the Fund that exceed $2 billion. Highland also receives from the Fund monthly administration fees at the annual rate of 0.20% of the average daily managed assets of the Fund. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund.

(6)	Figures are based on borrowings of 15.64% of the Fund’s total assets (including the proceeds of such borrowing), the estimated average amount of leverage to be utilized during the Fund’s initial fiscal year.

(7)	Other Expenses are estimated for the Fund’s initial fiscal year.

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)

For the Twelve Months Ended December 31, 2010

	Class A	Class B	Class C	Class Z

Highland Floating Rate Advantage Fund (Acquired Fund)(1)
Management Fees(2)	1.10%	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees(3)	0.35%	0.70%	0.85%	—
Interest Payments and Commitment Fees on Borrowed Funds	0.89%	0.89%	0.89%	0.89%
Other Expenses(4)	0.68%	0.68%	0.68%	0.68%

Total Annual Fund Operating Expenses	3.03%	3.38%	3.53%	2.68%

	Class A	Class B	Class C	Class Z

Highland Floating Rate Fund (Acquired Fund)
Management Fees(5)	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees(3)	0.35%	0.70%	0.85%	—
Interest Payments and Commitment Fees on Borrowed Funds	0.09%	0.09%	0.09%	0.09%
Other Expenses(4)	0.82%	0.82%	0.82%	0.82%

Total Annual Fund Operating Expenses	2.12%	2.47%	2.62%	1.77%

	Class A	Class B	Class C	Class Z

Highland Floating Rate Opportunities Fund (Pro Forma)(Acquiring Fund)(6)
Management Fees(2)	0.96%	0.96%	0.96%	0.96%
Distribution and Service (12b-1) Fees(3)	0.35%	0.70%	0.85%	None
Interest Payments and Commitment Fees on Borrowed Funds	0.26%	0.26%	0.26%	0.26%
Other Expenses(7)	0.48%	0.48%	0.48%	0.48%
Dividend Expense on Short Sales	0.00%	0.00%	0.00%	0.00%
Remainder of Other Expenses	0.48%	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	2.06%	2.41%	2.56%	1.71%

(1)	Figures are based on borrowings of 16.34% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal period.

(2)	Management fees include both advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion and 0.55% of the average daily managed assets of the Fund that exceed $2 billion. Highland also receives from the Fund monthly administration fees at the annual rate of 0.20% of the average daily managed assets of the Fund. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The management fee rate as a percentage of average net assets attributable to common shares is higher than the management fee rate as a percentage of average daily managed assets because it is calculated with respect to a smaller asset base (namely, the net assets attributable to shares held by common shareholders) and reflects the fact that common shareholders bear the costs of leverage.

(3)	Distribution and Service (12b-1) fees include (i) a monthly service fee paid to the Fund’s underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the

Fund and (ii) a monthly distribution fee paid to the Fund’s underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

(4)	Other Expenses are based on actual amounts incurred during the Fund’s prior fiscal period.

(5)	Management fees include both advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion, 0.60% of the average daily net assets of the Fund for the next $1 billion and 0.55% of the average daily net assets of the Fund that exceed $2 billion. Highland also receives from the Fund monthly administration fees at the annual rate of 0.20% of the average daily managed assets of the Fund. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund.

(6)	Figures are based on borrowings of 15.64% of the Fund’s total assets (including the proceeds of such borrowing), the estimated average amount of leverage to be utilized during the Fund’s initial fiscal year.

(7)	Other Expenses are estimated for the Fund’s initial fiscal year.

Expense Examples

These examples will help you compare the cost of investing in each Fund with the cost of investing in other funds. The examples assume that (i) you invest $10,000 for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. All expense information is based on the information set out in the tables above, including pro forma expense information for the Acquiring Fund. Your actual costs may be higher or lower than those shown below.

For the Fiscal Period Ended June 30, 2010

	1 Year	3 Years	5 Years		10 Years

Highland Floating Rate Advantage Fund (Acquired Fund)*
Class A	$630	$1210		$1820	$3,440
Class B (if you did not sell your shares):	$330	$990		$1,690	$3,450	**
Class B (if you sold all your shares at the end of the period):	$650	$1,190	$	,1790	$3,450	**
Class C (if you did not sell your shares):	$340	$1,040	$	,1760	$3,670
Class C (if you sold all your shares at the end of the period):	$440	$1,040		$1,760	$3,670
Class Z	$260	$790		$1,350	$2,870

	1 Year	3 Years	5 Years	10 Years

Highland Floating Rate Fund (Acquired Fund)
Class A	$540	$940	$1,370	$2,550
Class B (if you did not sell your shares):	$230	$720	$1,230	$2,550	**
Class B (if you sold all your shares at the end of the period):	$560	$920	$1,330	$2,550	**
Class C (if you did not sell your shares):	$250	$760	$1,310	$2,790
Class C (if you sold all your shares at the end of the period):	$350	$760	$1,310	$2,790
Class Z	$160	$500	$870	$1,900
	1 Year	3 Years	5 Years	10 Years

Highland Floating Rate Opportunities Fund
(Pro Forma Combined)(Acquiring Fund) ***
Class A:	$558	$991	$1,449	$2,716
Class B: if you did not sell your shares	$250	$770	$1,316	$2,806
if you sold all your shares at the end of the period	$575	$770	$1,316	$2,806
Class C: if you did not sell your shares	$265	$814	$1,390	$2,954
if you sold all your shares at the end of the period	$365	$814	$1,390	$2,954
Class Z	$180	$557	$959	$2,084

*	The figures in the Example are based on borrowings of 16.34% of the Fund’s total assets, the actual average amount of leverage utilized during the Fund’s prior fiscal period.

**	Class B Shares automatically convert to Class A Shares eight years after purchase. The 10-year expense example for Class B Shares reflects Class B Share expenses for the first eight years and Class A Share expenses for the two years thereafter.

***	The figures in the Example are based on borrowings of 15.64% of the Fund’s total assets (including the proceeds of such borrowing), the estimated amount of leverage to be utilized during the Fund’s initial fiscal year.

For the Twelve Months Ended December 31, 2010

	1 Year	3 Years	5 Years	10 Years

Highland Floating Rate Advantage Fund (Acquired Fund)*
Class A	$645	$1,253	$1,886	$3,579
Class B (if you did not sell your shares):	$341	$1,039	$1,760	$3,667	**
Class B (if you sold all your shares at the end of the period):	$666	$1,039	$1,760	$3,667	**
Class C (if you did not sell your shares):	$356	$1,083	$1,831	$3,801
Class C (if you sold all your shares at the end of the period):	$456	$1,083	$1,831	$3,801
Class Z	$180	$557	$959	$2,084

	1 Year	3 Years	5 Years	10 Years

Highland Floating Rate Fund (Acquired Fund)
Class A	$558	$991	$1,449	$2,716
Class B (if you did not sell your shares):	$250	$770	$1,316	$2,806	**
Class B (if you sold all your shares at the end of the period):	$575	$770	$1,316	$2,806	**
Class C (if you did not sell your shares):	$265	$814	$1,390	$2,954
Class C (if you sold all your shares at the end of the period):	$365	$814	$1,390	$2,954
Class Z	$180	$557	$959	$2,084

	1 Year	3 Years	5 Years	10 Years

Highland Floating Rate Opportunities Fund (Pro Forma Combined)(Acquiring Fund) ***
Class A:	$552	$973	$1,420	$2,656
Class B: if you did not sell your shares	$244	$751	$1,285	$2,746
if you sold all your shares at the end of the period	$569	$751	$1,285	$2,746
Class C: if you did not sell your shares	$259	$896	$1,360	$2,895
if you sold all your shares at the end of the period	$359	$796	$1,360	$2,895
Class Z	$174	$539	$928	$2,019

*	The figures in the Example are based on borrowings of 16.34% of the Fund’s total assets, the actual average amount of leverage utilized during the Fund’s prior fiscal period.

**	Class B Shares automatically convert to Class A Shares eight years after purchase. The 10-year expense example for Class B Shares reflects Class B Share expenses for the first eight years and Class A Share expenses for the two years thereafter.

***	The figures in the Example are based on borrowings of 15.64% of the Fund’s total assets (including the proceeds of such borrowing), the estimated amount of leverage to be utilized during the Fund’s initial fiscal year.

Portfolio Turnover.  The Acquired Funds and Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. During the fiscal period September 1, 2009 through June 30, 2010, Highland Floating Rate Advantage Fund’s portfolio turnover rate was 57% (not annualized) of the average value of its portfolio and Highland Floating Rate Fund’s portfolio turnover rate was 60% (not annualized) of the average value of its portfolio.

5.	What will be the role of Highland Capital following the proposed Reorganizations?

Highland Capital serves as the investment adviser of the Acquired Funds and will serve as the investment adviser to the Acquiring Fund (subject to the supervision of and policies established by the Board of Trustees of Highland Funds I). Moreover, the current portfolio manager of the Acquired Funds is expected to continue as portfolio manager of the Acquiring Fund.

The Acquiring Trust has entered into an investment advisory agreement with Highland Capital (the “Investment Advisory Agreement”) pursuant to which Highland Capital either provides the day-to-day management of the Acquiring Fund’s portfolio of securities, which includes buying and selling securities for the Acquiring Fund and conducting investment research, or hires a sub-adviser to do so, subject to Highland Capital’s general oversight. Additionally, Highland Capital furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of the Acquiring Trust who is Highland Capital’s affiliate. In return for its advisory and administrative services, the Acquiring Fund will pay Highland Capital a monthly fee, computed and accrued daily, based on an annual rate of 0.65% of the Acquiring Fund’s average daily managed assets for the first $1 billion,

0.60% of the Acquiring Fund’s average daily managed assets for the next $1 billion and 0.55% of the Acquiring Fund’s average daily managed assets over $2 billion. “Average Daily Managed Assets” of the Acquiring Fund shall mean the average daily value of the total assets of the Acquiring Fund, less all accrued liabilities of the Acquiring Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Acquiring Fund will be available in the Acquiring Fund’s initial shareholder report. The Investment Advisory Agreement may be terminated by the Acquiring Fund or by vote of a majority of the outstanding voting securities of the Acquiring Fund, without the payment of any penalty, on 60 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

The investment advisory agreements between the Acquiring Trust and Highland Capital and between each Acquired Fund and Highland Capital are subject to Delaware law. Pursuant to the Acquiring Fund’s investment advisory agreement, the Acquiring Fund has undertaken to indemnify Highland Capital and its affiliates for certain liabilities arising under the agreement, except liabilities arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his position. The Acquired Funds’ investment advisory agreements contain a similar provision.

Highland provides administration services to the Acquired Funds and will provide administration services to the Acquiring Fund. Highland provides such services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s average daily managed assets. In such capacity, Highland generally assists the Funds in all aspects of its administration and operations. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to BNY Mellon Investment Servicing (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays BNY a portion of the fee it receives from each Fund (0.01%). BNY has agreed to: provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over each Fund.

Highland Capital is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. As of December 31, 2010, Highland Capital had approximately $22 billion in assets under management. Highland Capital (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1993.

6.	What Acquiring Fund shares will shareholders of the Acquired Funds receive if the Reorganizations occur?

Shareholders of each class of an Acquired Fund will receive the corresponding shares of the Acquiring Fund as indicated below.

Acquired Fund	Acquiring Fund

Class A	Class A
Class B	Class B
Class C	Class C
Class Z	Class Z

Each Acquired Fund is a Delaware statutory trust and is governed by that Fund’s Declaration of Trust and Bylaws. The Acquiring Fund is a series of the Acquiring Trust, a Delaware statutory trust, and the Acquiring Fund is governed by the Acquiring Trust’s Declaration of Trust and Bylaws. If the Reorganizations occur, investors will have voting and other rights generally similar to those they had as shareholders of the Acquired Funds, but as shareholders of the Acquiring Fund. With respect to matters to be voted on by the shareholders of all the series of the Acquiring Trust as a group, such as the election of Trustees or matters affecting the entire trust, the votes of shareholders of the Acquiring Fund will be counted with the votes of the other series of the Acquiring Trust. In these instances, the votes of former shareholders of an Acquired Fund will be diluted by the votes of other series of the Acquiring Trust.

Please see Appendix D — Comparison of Organizational Documents and Governing Law for more information regarding the differences between the rights of shareholders of the Acquiring Fund and those of the Acquired Funds.

7.	How will the net asset value of the Acquired Funds be determined for purposes of the Reorganizations?

The valuation policies and procedures of the Acquiring Fund, which are identical to those of the Acquired Funds, will be used to determine the aggregate net asset value of the portfolio securities of an Acquired Fund to be transferred to the Acquiring Fund.

8.	How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Funds?

There are important differences between the policies and procedures for purchasing, exchanging and redeeming shares of the Acquired Funds and the Acquiring Fund because the Acquired Funds are closed-end interval funds while the Acquiring Fund is an open-end fund. For a more detailed description of the shareholder policies and procedures of the Acquiring Fund, see Appendix C — Information Applicable to the Acquiring Fund.

Classes of Shares.

Each Acquired Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z. The Acquiring Fund will initially offer four classes of shares: Class A, Class B, Class C and Class Z. The Acquired Funds, currently, and the Acquiring Fund, following consummation of the Reorganizations, only offer Class B shares in connection with the reinvestment of distributions from the Funds.

Each Acquired Fund currently conducts a continuous offering of its shares, much like an open-end fund. However, unlike open-end funds, closed-end interval funds such as the Acquired Funds do not provide daily redemptions. In order to provide some liquidity to shareholders, each of the Acquired Funds makes quarterly Repurchase Offers to its shareholders for between 5% and 25% of its outstanding shares at net asset value, pursuant to Rule 23c-3 under the 1940 Act and a fundamental policy of each Acquired Fund. Acquired Fund shares are not listed on any securities exchange and the Acquired Funds do not anticipate any secondary market to develop for the Acquired Fund shares. Holders of Acquired Fund shares are thus not able to have their shares redeemed or otherwise sell their shares on a daily basis.

Investors may buy and sell shares of the Acquiring Fund through a broker, dealer or other financial intermediary or directly from the Acquiring Fund’s transfer agent (BNY Mellon Investment Servicing (US) Inc.) on any day that the New York Stock Exchange is open for business. Class A, Class B, Class C and Class Z shares of the Acquiring Fund have a $2,500 investment minimum for initial investments.

Exchange Privileges.

Shareholders of each Acquired Fund whose shares are repurchased during a Repurchase Offer may currently exchange those shares for shares of the same share class of the other Acquired Fund, Highland Long/Short Equity Fund or Highland Long/Short Healthcare Fund or for shares of RBB Money Market Fund, subject to certain conditions.

On any business day, Class A, Class B, Class C and Class Z shareholders of the Acquiring Fund may exchange their shares for Class A, Class B, Class C or Class Z shares, respectively, of any series of the Acquiring Trust, Highland Funds II or Highland Funds III or for shares of RBB Money Market Fund. The cost for such an exchange is based on the relative net asset value of the shares being exchanged plus any applicable redemption fee with respect to the exchanged shares.

Redemption Procedures.

As closed-end interval funds, the Acquired Funds do not provide daily redemptions and are not listed on a securities exchange nor publicly traded, such that there is no secondary market for their respective shares. However, the Acquired Funds provide some liquidity by making periodic (quarterly) Repurchase Offers to shareholders for a portion of their shares.

Shares of the Acquiring Fund may be redeemed at the shareholder’s option through the Acquiring Fund’s transfer agent at net asset value, provided, however, that a 2.00% fee will apply to redemptions of Class A, Class B, Class C and Class Z shares of the Acquiring Fund made within two months of the purchase. However, shareholders with Class A, Class B, Class C or Class Z accounts opened in connection with the Reorganizations will be permitted to redeem and exchange Acquiring Fund shares acquired as part of the Reorganizations for two months after the Closing Date without paying a fee.

Automatic Investments and Systematic Withdrawals.

Both the Acquired Funds and the Acquiring Fund offer an automatic investment plan that allows shareholders to make regular investments in the Funds through automatic deductions from a bank account. The automatic investment plan of each of the Acquired Funds and the Acquiring Fund requires a subsequent investment minimum of $50 after the initial investment minimum is met.

The Acquiring Fund offers a systematic withdrawal plan that allows shareholders to make monthly withdrawals. A shareholder must have a minimum account size of $10,000 and be directly registered with the Acquiring Fund’s transfer agent to participate in the Acquiring Fund’s systematic withdrawal plan.

9.	What are the U.S. federal income tax consequences of the Reorganizations?

The Reorganizations are expected to be tax-free reorganizations for U.S. federal income tax purposes. This means that neither the Acquired Funds nor shareholders of the Acquired Funds are expected to recognize a gain or loss directly as a result of the Reorganizations.

The aggregate tax basis of Acquiring Fund shares received by an Acquired Fund shareholder in a Reorganization is expected to be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares exchanged for such Acquiring Fund shares. The shareholder’s holding period for Acquiring Fund shares received pursuant to a Reorganization is expected to be determined by including the holding period for the Acquired Fund shares exchanged for such Acquiring Fund shares, provided that the shareholder held those Acquired Fund shares as capital assets.

Because the Reorganizations will end the taxable years of the Acquired Funds, the Reorganizations could have the effect of accelerating certain distributions to shareholders for their taxable years ending June 30, 2011 and, if the Closing occurs after June 30, 2011, for the short taxable years beginning on July 1, 2011 and ending on the Closing Date. Any such taxable-year end distribution generally will be taxable to the Acquired Fund’s shareholders when distributed to them.

Prior to the consummation of the Reorganizations, a shareholder may request that an Acquired Fund repurchase shares pursuant to a quarterly Repurchase Offer. Any redemption of Acquired Fund shares pursuant to a Repurchase Offer will generally result in the recognition of gain or loss to such shareholder for U.S. federal income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganizations, see “Proposal 1: Reorganizations of the Acquired Funds into the Acquiring Fund — Federal Income Tax Consequences” below.

Information about the Reorganizations.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Funds by and on behalf of their Boards of Trustees for use at the Meeting to approve each Reorganization. The Meeting will be held at [the offices of Highland Capital, at the address provided on the cover page of this Prospectus/Proxy Statement,] on [ • ], 2011 at [ • ]. Shareholders of an Acquired Fund are only being asked to approve the Agreement and Plan of Reorganization with respect to their Acquired Fund;

however, the consummation of each Reorganization is conditioned upon both of the Reorganizations being approved subject to certain exceptions.

Terms of the Proposed Reorganization

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the Agreement and Plan of Reorganization. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A — Form of Agreement and Plan of Reorganization.

•	Each Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the liabilities of the Acquired Fund and shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•	To the extent Highland Floating Rate Advantage Fund has any outstanding borrowings under its existing revolving credit facility as of the Valuation Date (as defined immediately below), the Acquiring Fund also will enter into its own revolving credit facility on or before the Closing Date. On the Closing Date, the Acquiring Fund will draw on the facility and use the proceeds to repay in their entirety any principal, interest or other amounts due under the terms of Highland Floating Rate Advantage Fund’s existing credit facility as of the Closing Date. These amounts will be paid by the Acquiring Fund to the lender under Highland Floating Rate Advantage Fund’s credit facility and will not be received by any Acquired Fund shareholder in connection with the Reorganizations.

•	The net assets of each Acquired Fund will be valued as of 4:00 p.m. Eastern time, and after the declaration of any dividends by the Acquired Funds, on the business day immediately preceding the Closing Date (the “Valuation Date”), using the valuation policies and procedures for the Acquiring Fund as set forth in the Acquiring Trust’s Declaration of Trust and Bylaws and Appendix C to this Prospectus/Proxy Statement.

•	Class A shares of Highland Floating Rate Opportunities Fund will be distributed by each Acquired Fund to its Class A shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	Class B shares of Highland Floating Rate Opportunities Fund will be distributed by each Acquired Fund to its Class B shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	Class C shares of Highland Floating Rate Opportunities Fund will be distributed by each Acquired Fund to its Class C shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	Class Z shares of Highland Floating Rate Opportunities Fund will be distributed by each Acquired Fund to its Class Z shareholders in accordance with their respective percentage ownership interests in each Acquired Fund’s shares.

•	After the Reorganizations, each Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•	Each Reorganization requires approval by the applicable Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Reorganizations may be terminated at any time with the approval of the Acquired Funds and the Acquiring Fund and under certain other circumstances.

Shares Shareholders Will Receive.

In the case of each Reorganization, Class A, Class B, Class C and Class Z shareholders of the Acquired Fund will receive Class A, Class B, Class C and Class Z shares of the Acquiring Fund, respectively. In comparison to the shares a shareholder owns prior to the Reorganization, the shares a shareholder receives will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares as of the business day before the closing of the Reorganizations, as determined using the Acquiring Trust’s valuation policies and procedures.

•	Shares of the Acquiring Fund are subject to a 2.00% short-term trading fee charged on shares that are being redeemed or exchanged within two months of their purchase date. This fee will be waived for two months following the Closing Date for shareholders of the Acquired Funds with respect to Acquiring Fund shares received in connection with the Reorganizations.

•	Shareholders will have voting and other rights generally similar to those they currently have, but as shareholders of the Acquiring Fund.

For further information on the shareholder policies and procedures of the Acquiring Fund, please read “How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Funds?” in this Prospectus/Proxy Statement and Appendix C — Additional Information Applicable to the Acquiring Fund. For further information on the differences between the rights of shareholders of the Acquired Funds and shareholders of the Acquiring Fund, please read “What class of Acquiring Fund shares will shareholders of the Acquired Funds receive if the Reorganizations occur?” in this Prospectus/Proxy Statement and Appendix D — Comparison of Organizational Documents and Governing Law.

Board of Trustees’ Considerations.

At a meeting held February 21, 2011, representatives of Highland Capital provided, and the Trustees of the Acquired Funds, reviewed detailed information about the proposed Reorganizations. The representatives provided information to the Trustees of the Acquired Funds concerning: (a) the specific terms of the Reorganizations, including information regarding comparative expense ratios; (b) the proposed plans for ongoing management, distribution and operation of the Acquiring Trust; (c) the management, financial position and business of Highland Capital and its affiliates’ business and operations; and (d) the impact of the Reorganizations on the Acquired Funds and their shareholders.

Before approving the Reorganizations, the Trustees of the Acquired Funds examined all factors that they considered relevant. In connection with their deliberations, the Trustees, with the advice and assistance of legal counsel, inquired into a number of matters and evaluated the above-referenced information and considered, among other things, the following:

1. The similarity of the Funds’ investment objectives, policies and restrictions, the Funds’ permitted investments and the fact that the Funds are managed by the same investment professional.

2. That the Acquiring Fund offers shareholders increased liquidity. The Board considered that following their receipt of shares of the Acquiring Fund, shareholders will be able to sell shares of the Acquiring Fund on any day that the New York Stock Exchange is open, at the shares’ net asset value next determined after receipt by the Acquiring Fund of a properly completed redemption request. The Board noted that while shares of the Acquiring Fund are subject to a redemption fee if sold or exchanged within two months of purchase, such fee is not applicable to sales or exchanges of the Acquiring Fund’s shares received by current shareholders of the Acquired Funds in connection with the Reorganizations.

3. Information provided by Highland that the estimated net operating expenses that shareholders of each class of shares of each Acquired Fund are expected to experience as shareholders of the Acquiring Fund after the Reorganization relative to the operating expenses currently borne by such shareholders (as of December 31, 2010), including that, on a net basis, such expenses generally are expected to decline as a result of the Reorganization due, in part, to the fact that the Acquiring Fund will spread fixed costs over a larger asset base.

4. The performance of the Acquired Funds. In their review of performance, the Board considered whether each Acquired Fund had been able to exploit any significant investment advantages as a direct result of its closed-end status. Because closed-end funds do not issue shares subject to daily redemptions, they do not experience the cash flows and associated costs that can affect open-end funds, which affords closed-end funds an opportunity to remain more fully invested in higher-yielding longer-term securities. All of these characteristics typically allow closed-end funds to outperform similarly managed open-end funds, when measured at net asset value. The Trustees did not identify significant investment advantages to the Acquired Funds as a result of their closed-end status.

5. That the Acquiring Fund and Highland Floating Rate Advantage Fund may employ leverage, whereas Highland Floating Rate Fund may not employ leverage for investment purposes.

6. That each Acquired Fund, as a closed-end interval fund, is an unfamiliar investment vehicle for many investors. Therefore, even though each Acquired Fund made a continuous offering of its shares, the Acquiring Fund, as a more familiar open-end mutual fund, may have greater opportunities for growth of assets. Over the longer term, growth of assets may produce economies of scale leading to a reduced expense ratio, and the possibility of increased investment returns.

7. Statements by Highland that it does not expect the Acquired Funds to incur significant transaction-related expenses in connection with the Reorganizations.

The Trustees of the Acquired Funds, including all Trustees who are not “interested persons” of the Acquired Funds as defined in the 1940 Act (the “Independent Trustees”), have unanimously determined that each Reorganization would be in the best interests of the applicable Acquired Fund and its shareholders, and that the interests of existing shareholders of each Acquired Fund would not be diluted as a result of the Reorganizations. The Trustees (including the Independent Trustees) have unanimously approved the Reorganizations and recommend that you vote in favor of the Reorganizations by approving the Agreement and Plan of Reorganization with respect to your Acquired Fund. Each shareholder should carefully consider whether remaining a shareholder of the Acquiring Fund after the Reorganizations is consistent with that shareholder’s financial needs and circumstances.

The Board of Trustees of the Acquiring Trust approved the Reorganizations at a meeting held on February 21, 2011. A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganizations.

Performance Information

The Acquiring Fund has not yet commenced investment operations and therefore does not have any performance information to disclose. It is expected that as a result of the Reorganizations, the Acquiring Fund will succeed to the performance and financial history of Highland Floating Rate Advantage Fund.

Financial Intermediary Compensation

If you purchase an Acquired Fund or Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Distribution Arrangements

The distribution and shareholder servicing arrangements of the Acquired Funds are substantially similar to those of the Acquiring Fund. Class A, Class B, Class C and Class Z shareholders of each Acquired Fund will receive Class A, Class B, Class C and Class Z shares of the Acquiring Fund, respectively. Neither Class Z Shares of the Acquired Funds nor Class Z shares of the Acquiring Fund have distribution and service (12b-1) fees.

Pursuant to distribution plans under Rule 12b-1 of the 1940 Act (the “Distribution Plans”), the Acquired Funds and the Acquiring Fund may pay distribution and other fees for the sale and distribution of their respective shares and for services provided to shareholders. Under each Fund’s Distribution Plan applicable to Class A shares, the

Fund pays an annual fee of up to 0.35% of average daily net assets that are attributable to Class A shares. Under each Fund’s Distribution Plan applicable to Class B shares, the Fund pays an annual fee of up to 0.70% of average daily net assets attributable to Class B shares. Under each Fund’s Distribution Plan applicable to Class C shares, the Fund pays an annual fee of up to 0.85% of average daily net assets attributable to Class C shares.

The distribution and shareholder servicing agreements of each the Acquiring Trust and each Acquired Fund, unless sooner terminated, will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements related to the Distribution Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plans.

Federal Income Tax Consequences

The Reorganizations are intended to qualify for U.S. federal income tax purposes as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganizations, Ropes & Gray LLP, counsel to each of the Acquired Funds and the Acquiring Fund, will deliver to the Funds an opinion to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, with respect to each Reorganization:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund participating in the Reorganization each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund pursuant to the Agreement and Plan of Reorganization in exchange for the issuance of Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such transfer;

•	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Acquired Fund in the Reorganization will include the Acquired Fund’s holding periods in those assets;

•	Under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•	Under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund;

•	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	Under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganizations on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Acquired Funds and the Acquiring Fund Trust, on behalf of the Acquiring Fund, and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion. An opinion of counsel is not binding upon the IRS or the courts.

If the Reorganizations were consummated but did not qualify as tax-free reorganizations under the Code, a shareholder of an Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the shares of the Acquiring Fund he or she received.

Because the Reorganizations will end the taxable years of the Acquired Funds, the Reorganizations could have the effect of accelerating certain distributions to shareholders for their taxable years ending June 30, 2011 and for the short taxable years beginning on July 1, 2011 and ending on the Closing Date. Any such taxable-year end distribution generally will be taxable to the Acquired Fund’s shareholders when distributed to them.

Prior to the Closing of the Reorganizations, each Acquired Fund will declare a distribution or distributions to its shareholders which, together will all previous distributions, will have the effect of distributing to shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income (if any) and net realized capital gains (if any) for the taxable year ending June 30, 2011 and for the short taxable year beginning on July 1, 2011 and ending on the Closing Date. These distributions generally will be taxable to shareholders.

In addition, the Acquiring Fund’s ability to carry forward capital losses of one or both of the Acquired Funds and use them to offset future gains of the combined Fund following the Reorganizations will be limited as a result of the Reorganizations as described below. The Acquiring Fund itself will not have commenced operations prior to the Reorganizations and so will not have any realized or unrealized losses potentially subject to limitation as a direct result of the Reorganizations. Therefore, the following discussion focuses on the effect of the Reorganizations on the Acquired Funds’ respective losses.

First, “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) of the smaller of the two Acquired Funds will become unavailable to offset gains of the combined Fund following the Reorganizations to the extent such pre-acquisition losses exceed an annual limitation amount. If the Reorganizations had occurred on December 31, 2010 (as of which date all numeric examples below are calculated), the pre-acquisition losses of Highland Floating Rate Fund, as the smaller of the two Acquired Funds in terms of net asset value as of December 31, 2010, would have become subject to this annual loss limitation. As of December 31, 2010, Highland Floating Rate Fund had approximately $326 million in prior year capital loss carryforwards, and current year-to-date net realized losses, constituting approximately 95% of its net assets, which would be due to expire from 2016 to 2019. If the Reorganizations had occurred on December 31, 2010, the use of these losses by Acquiring Fund to offset any post-Reorganization gains would be subject to an annual cap of approximately $13.7 million until the losses expire. In addition, as of December 31, 2010, Highland Floating Rate Fund had approximately $259 million of net unrealized losses, constituting approximately 70% of its net assets, which also would be subject to the annual cap to the extent realized within the five-year period following the Reorganizations. Thus, the limitation potentially could have resulted in earlier and larger taxable distributions to Highland Floating Rate Advantage Fund shareholders, and therefore a greater tax cost to Highland Floating Rate Fund shareholders, than if the Reorganizations had not occurred. As of December 31, 2010, Highland Floating Rate Fund had approximately $679 million in prior year capital loss carryforwards and current year-to-date net realized losses, constituting approximately 138% of its net assets, which would be due to expire from 2016 to 2019. In addition, as of December 31, 2010, Highland Floating Rate Advantage Fund had approximately $353 million of net unrealized losses, constituting approximately 72% of its net assets. If the Reorganizations had occurred on December 31, 2010, these losses would not have been subject to an annual cap.

Second, because the taxable years of the Acquired Funds will terminate on the Closing of the Reorganizations, the Reorganizations are expected to have the effect of accelerating the taxable year ends of the Acquired Funds, which, in turn, is expected to have the effect of shortening the expiration periods for the capital loss carryforwards of the Acquired Funds. This shortening of the expiration periods could potentially limit the Acquiring Fund’s ability to use such losses following the Reorganizations to offset future realized gains of the combined Fund prior to their scheduled expirations.

Third, for five years beginning after the Closing Date of the Reorganizations, each Acquired Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” (unrealized) at the time of the Reorganizations and that exceed certain thresholds. This limitation affects the combined Acquiring Fund only to the extent that either Acquired Fund has built-in gains as of the Closing Date of the Reorganizations; the limitation would have no effect if the Reorganizations had taken place on December 31, 2010, since neither Acquired Fund had net built-in gains as of that date.

Fourth, an Acquired Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the combined Acquiring Fund for the taxable year of the Reorganizations that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganizations (prorated according to the number of days). Because the Reorganizations are currently expected to close in July 2011 and the Acquiring Fund has a June 30th taxable year end, this provision is expected to have little-to-no effect. Indeed, the effect of each one of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Acquired Fund at the time of the Reorganizations and thus cannot be calculated precisely prior to the Reorganizations.

Further, the combined Acquiring Fund resulting from the Reorganizations will have tax attributes that reflect a blending of the tax attributes of the Acquired Funds at the time of the Reorganizations (including as affected by the rules set forth above). The Acquiring Fund will not yet have commenced operations as of the Closing Date and therefore its post-Reorganization tax attributes will reflect solely a blending of the tax attributes of the two Acquired Funds at the time of the Reorganizations. Pre-acquisition losses of each Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganizations and will be spread over the Acquiring Fund’s combined asset base. If the Reorganizations had occurred on December 31, 2010, the Highland Floating Rate Advantage Fund’s proportionately larger pre-acquisition losses, including any net unrealized losses when and if realized after the Reorganizations, would have been spread across the larger combined Fund and thus could have reduced subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the Reorganizations. As noted above, if the Reorganizations had occurred on December 31, 2010, the Highland Floating Rate Fund would have been subject to an annual limitation on its pre-acquisition losses. However, Highland Floating Rate Fund’s shareholders could have benefited from the sharing in Highland Floating Rate Advantage Fund’s proportionately larger pre-acquisition losses following the Reorganizations, resulting in a potentially offsetting tax benefit to its shareholders.

In addition, the shareholders of the combined Acquiring Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquired Funds’ assets. Accordingly, if, at the time of the Reorganizations, either Acquired Fund has proportionately larger net built-in gains, the shareholders of the other Acquired Fund may receive a greater amount of taxable distributions, if and when such gains are realized after the Reorganizations, than they otherwise would have had the Reorganizations not occurred. This rule would have no effect if the Reorganizations had taken place on December 31, 2010 since neither Acquired Fund had net built-in gains as of that date.

The above paragraphs are intended to provide a brief summary of the tax impacts, due to the above-described loss limitation rules and consequences relating the combination of the tax attributes of the two Acquired Funds, if the Reorganizations had occurred on December 31, 2010. The tax principles described above are not expected to change. However, as noted above, the actual tax effects of the Reorganizations depends on each Acquired Fund’s relative tax situation at the time of the Reorganizations, which situation will be different than the tax situation on December 31, 2010. Thus, the application of the tax principles and, at a minimum the dollar amounts and specified percentages noted above, will change prior to the Reorganizations because of, among other things, market developments and volatility, portfolio turnover in an Acquired Fund, or shareholder redemptions pursuant to one or more scheduled Repurchase Offers occurring prior to the Closing Date.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations in light of their individual circumstances and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Comparison of Service Providers.

Highland Capital Management, L.P., located at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the investment adviser and administrator to the Acquired Funds and the Acquiring Fund. After the Reorganizations, Highland will continue to serve as investment adviser and administrator to the Acquiring Fund.

Greg Stuecheli is the portfolio manager of the Acquired Funds and will continue as the portfolio manager of the Acquiring Fund from its inception. The Reorganization SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund.

Greg Stuecheli.  Mr. Stuecheli is a Partner and Senior Portfolio Manager of Retail Products at Highland. Previously, Mr. Stuecheli was a Portfolio Manager covering distressed and special situation credit and equity investments. In addition, Mr. Stuecheli currently serves on the board of directors of CCS Medical Holdings, Inc. and LLV Holdco, LLC (as Chairman). He is a former board member of Safety-Kleen Holdco, Inc. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002. His primary responsibilities included researching long and short investment ideas. In 1999 he was a Summer Associate at Hicks, Muse, Tate & Furst. From 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. He received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

The Acquiring Fund and the Acquired Funds have the same service providers, as shown in the following table.

	Acquired Funds	Acquiring Fund

Distributor:	BNY Mellon Distributors Inc.	BNY Mellon Distributors Inc.
Transfer Agent:	BNY Mellon Investment Servicing	BNY Mellon Investment Servicing
Administrator:	Highland Capital Management, L.P.	Highland Capital Management, L.P.
Sub-Administrator:	BNY Mellon Investment Servicing	BNY Mellon Investment Servicing
Custodian:	PFPC Trust Company	PFPC Trust Company
Independent Registered Public Accounting Firm:	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP
Legal Counsel:	Ropes & Gray LLP	Ropes & Gray LLP

Additional information regarding the Acquiring Fund’s service providers is available in the Reorganization SAI.

Existing and Pro Forma Capitalization

The following tables show on an unaudited basis as of December 31, 2010, (i) the capitalization of each Acquired Fund and the Acquiring Fund and (ii) the pro forma capitalization of the Acquiring Fund, as adjusted giving effect to the proposed Reorganizations:

Highland Floating Rate Advantage Fund

			Net Asset Value per
	Net Asset Value	Shares Outstanding	share

Class A	$162,521,033	24,351,790	$6.67
Class B	$12,962,440	1,942,984	$6.67
Class C	$286,931,336	43,005,037	$6.67
Class Z	$28,278,438	4,239,917	$6.67

Highland Floating Rate Fund

			Net Asset Value per
	Net Asset Value	Shares Outstanding	Share

Class A	$131,029,354	20,864,413	$6.28
Class B	$9,757,201	1,555,918	$6.27
Class C	$209,840,104	33,434,337	$6.28
Class Z	$21,788,505	3,471,550	$6.28

Highland Floating Rate Opportunities Fund (Pro Forma Combined*)

			Net Asset Value per
	Net Asset Value	Shares Outstanding	Share

Class A	$293,550,387	45,216,203	$6.49
Class B	$22,719,641	3,498,902	$6.49
Class C	$496,771,440	79,439,374	$6.49
Class Z	$50,066,943	7,711,467	$6.49

*	Assumes the Reorganizations were consummated on December 31, 2010 and is for information purposes only. Class A, Class B, Class C and Class Z shares will be offered after the Closing Date.

The capitalization of the Acquired Funds, and consequently the pro forma capitalization of the Acquiring Fund, is likely to be different at the effective time of the Reorganizations as a result of market movements and scheduled quarterly Repurchase Offers of the Acquired Funds, as well as the effects of other ongoing operations of the Acquired Funds prior to the completion of the Reorganizations.

II. INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUNDS

Acquiring Fund Investment Objective, Principal Investment Strategies and Principal Risks

Comparison of Investment Objectives

No fund is a complete investment program. The investment objective of the Acquiring Fund is identical to the investment objective of each of the Acquired Funds . Each Fund seeks to provide a high level of current income, consistent with preservation of capital. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective can be changed without shareholder approval. Additional information regarding the Acquiring Fund can be found in the Reorganization SAI and Appendix C — Information Applicable to the Acquiring Fund.

Comparison of Principal Investment Strategies

Each Acquired Fund normally invests at least 80% of its net assets in floating rate senior loans, while the Acquiring Fund normally invests at least 80% of its net assets in floating rate loans and other floating rate investments. Each of Highland Floating Rate Advantage Fund and the Acquiring Fund may utilize leverage to achieve its objectives, whereas Highland Floating Rate Fund does not utilize leverage. Each Acquired Fund may invest up to 20% of its total assets (valued at the time of investment) in senior loans that are not secured by any collateral, while the Acquiring Fund may invest in such unsecured senior loans without limitation. The Acquiring Fund may invest up to 20% of its total assets in debt instruments (other than bank loans) and equities, while the Acquired Funds may not make such investments. While each Acquired Fund may only invest up to 20% of its total assets in foreign loans, the Acquiring Fund is not subject to any similar geographic restriction.

Additional information regarding the principal investment strategies of each Fund is set forth below:

	Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund
Highland Floating Rate Advantage Fund (Acquired Fund)	(Acquired Fund)	(Acquiring Fund)

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of interests in adjustable rate senior loans, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates (“Senior Loans”), to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”).

Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.
Under normal market conditions, the Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives or other pooled investment vehicles) at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other floating rate investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

	Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund
Highland Floating Rate Advantage Fund (Acquired Fund)	(Acquired Fund)	(Acquiring Fund)

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest up to 20% of its total assets (valued at the time of investment) in Senior Loans that are not secured by any collateral.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund’s policy of acquiring interests in floating or variable rate Senior Loans is designed to minimize the fluctuations in the Fund’s net asset value (“NAV”) as a result of changes in interest rates. However, the Fund is not a money market fund, and its NAV will fluctuate.
The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) and unrated Senior Loans of comparable quality. These securities are commonly referred to as “high yield securities” or “junk securities.”		The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities.
Under normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund’s investments in Senior Loans; (iii) Senior Loans of foreign Borrowers that are foreign currency denominated (payments of interest and repayments of principal pursuant to which may be made in foreign currency); and (iv) senior loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. For purposes of this 20% limitation, the Fund may invest up to 20% of its total assets in a combination of the above named investment types or up to 20% of its total net assets in any one investment type individually.		The Fund may invest up to 20% of its total assets in securities that are not floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

	Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund
Highland Floating Rate Advantage Fund (Acquired Fund)	(Acquired Fund)	(Acquiring Fund)

The Fund may invest in derivatives and may use derivatives as tools in the management of portfolio assets. The Fund may use derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants and forwards, to hedge various investments for risk management and for income enhancement, which is also known as speculation.
The Fund may also engage in short sales of securities.
The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.
The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes increases both investment opportunity and investment risk.		The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
Any amount up to 25% of the total assets of the Fund (taken at market value at the time of purchase) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry, provided, however, that the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include both the Borrower and any Agent that administers the Senior Loans. Excluding Agents, the Fund may not invest more than 25% of its total assets in Senior Loans to Borrowers and securities of other issuers that are in the financial services industry. Because the Fund may invest at these levels, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting the financial services industry.

Comparison of Principal Risks

The Acquiring Fund may invest in a broader range of investments (such as bonds, equities and derivatives) than the Acquired Funds and may therefore be exposed to a broader range of risks. In addition, because it is an open-end fund, the Acquiring Fund’s need to meet daily redemption requests might limit its investment flexibility relative to that of the Acquired Funds, which only need to meet redemption requests on a quarterly basis. As an open-end fund, the Acquiring Fund may need to retain cash reserves or invest in more liquid securities than it otherwise would, and may have to liquidate portfolio securities, in order to meet potential redemption requests. Each Fund may be subject to a particular risk to a different degree. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The Acquiring Fund is subject to the principal risks described below. Although the Acquired Funds may describe them somewhat differently, the Acquired Funds are subject to many of the same principal risks. Similarities and material differences between the Acquiring Fund’s principal risks and those of each Acquired Fund are also identified below.

Counterparty Risk.  The Acquiring Fund may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. The Acquired Funds are also subject to this risk.

Credit Risk.  The value of debt securities owned by the Acquiring Fund may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. This risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by the Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The Acquired Funds are also subject to this risk.

Currency Risk.  A portion of the Acquiring Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Acquired Funds are also subject to this principal risk.

Derivatives Risk.  There are several risks associated with derivatives transactions. For example, there are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless. Special tax considerations apply to the Fund’s use of derivatives. The Acquired Funds are not subject to this principal risk.

Equity Securities Risk.  The market prices of equity securities owned by the Acquiring Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. In addition, the credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. The market value of convertible securities also tends to fall when prevailing interest rates rise. The Acquired Funds are not subject to this risk as a principal risk.

Focused Investment Risk.  The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict. Each Acquired Fund is also subject to this risk.

Hedging Risk.  The Acquiring Fund’s use of derivatives and other transactions, such as options, financial futures and options on financial futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so.

The Fund’s ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates in the Fund’s holdings correlate with price movements of the hedging instruments. Inasmuch as the Fund’s options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required margin, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the earmarking of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets. The Acquired Funds are also subject to this risk.

High Yield Securities Risk.  Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. There is no limit on the percentage of assets that the Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality. The Acquired Funds are subject to this principal risk.

Illiquid and Restricted Securities Risk.  Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher returns and/or yields than comparable publicly traded securities. The Acquiring Fund, however, may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. If, in order to permit resale, the securities are registered under the Securities Act of 1933, as amended, at the Fund’s expense, the Fund’s expenses would be higher. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. The Acquired Funds are also subject to this risk as a principal risk.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by the Acquiring Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including

Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rates on the Senior Loans in its portfolio are reset, but the Fund will be exposed at all times to fluctuations in interest rates with respect to the fixed rate investments in its portfolio, if any. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the fixed rate investments in the Fund’s portfolio will decline in value due to rising interest rates.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which the Acquiring Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration. The Acquired Funds are also subject to this principal risk.

Legislation Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Acquiring Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. The Acquired Funds are also subject to this principal risk.

Leverage Risk.  When deemed appropriate by the Adviser and subject to applicable regulations, the Acquiring Fund may use leverage in their investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that the Acquiring Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, the Acquiring Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any credit facility could be more or less restrictive than those described. Highland Floating Rate Advantage Fund is subject to this principal risk. Highland Floating Rate Fund is not subject to this principal risk.

Limited Information Risk.  The types of Senior Loans in which the Acquiring Fund will invest may not have not been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities. Each Acquired Fund is also subject to this principal risk.

Liquidity Risk.  At times, a major portion of any security may be held by relatively few institutional purchasers. Although the Acquiring Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. The Fund, in most instances, utilizes market transactions or an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Fund could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. As a result, pricing of the Fund’s securities does not rely solely on a price determined by an independent pricing service; other relevant information is also monitored and other valuation methodologies may be used as appropriate. Each Acquired Fund is also subject to this risk.

Management Risk.  The Acquiring Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives. Each Acquired Fund is also subject to this risk.

Market Risk.  Because the Acquiring Fund may purchase common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser. Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies. Certain events, such as terrorist attacks, wars and other geopolitical events, may have disruptive negative effects on securities markets and the Fund. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may change drastically from day to day. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits. As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in the Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions. Each Acquired Fund is also subject to this risk.

Market Disruption Risk.  Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Acquiring Fund. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on the Acquiring Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for the Fund to use leverage to the degree required, or make any such leverage more expensive (for example, by increasing interest expense). Each Acquired Fund is also subject to this principal risk.

Non-Diversification Risk.  Due to the nature of the Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), it is possible that a material amount of the Fund’s portfolio could be invested in the securities of a few issuers. Investing a significant portion of the Fund’s portfolio in a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers. Each Acquired Fund is also subject to this principal risk.

Non-Payment Risk.  Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Acquiring Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the debt securities purchased by the Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the debt security. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders. Each Acquired Fund is also subject to this principal risk.

Non-U.S. Securities Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; higher fluctuations in interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the Acquiring Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities.

The value of the non-U.S. securities held by the Acquiring Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of the Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes may decrease the Fund’s yield on any such securities. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Acquiring Fund may invest in countries in which foreign investors, including the Adviser have had no or limited prior experience.

Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Acquiring Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. Each Acquired Fund is also subject to this risk.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Acquiring Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, a Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies. Each Acquired Fund is also subject to this principal risk.

Portfolio Turnover Risk.  A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Acquiring Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower the Fund’s after-tax performance. The Acquired Funds are also subject to this risk.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Acquiring Fund to replace a debt security with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares. Each Acquired Fund is also subject to this principal risk.

Risk of Substantial Redemptions.  If substantial numbers of shares in the Acquiring Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV per share; in addition, a substantial reduction in the size of the Fund may make it difficult for the Adviser to execute its investment program successfully for the Fund for a period following the redemptions. The Acquired Funds are not subject to this principal risk.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other types of below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Acquiring Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Acquiring Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Acquiring Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Acquiring Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured. Each Acquired Fund is also subject to this principal risk.

Short Sales Risk.  Short sales by the Acquiring Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales. The Acquired Funds are not subject to this risk as a principal risk.

Additional Information about the Acquiring Fund

On October 26, 2010, the Commission issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to the Acquiring Trust and Highland Capital from certain provisions of the 1940 Act, pursuant to which Highland Capital will, subject to the oversight of the Acquiring Fund’s Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Acquiring Fund with sub-advisers unaffiliated with Highland Capital without such agreements being approved by the shareholders of the Acquiring Fund. The Acquiring Fund’s Board of Trustees and Highland Capital will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. Highland Capital will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. [[The Acquiring Trust has obtained approval of the Acquiring Fund’s reliance on the Order from the Board of Trustees and from the initial shareholder of the Acquiring Fund.]] The Acquiring Trust and Highland Capital will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Acquiring Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Acquiring Fund retain the right to terminate a sub-advisory agreement for the Acquiring Fund at any time by a vote of the majority of the outstanding securities of the Acquiring Fund.

Additional information applicable to the Acquiring Fund is located in Appendix C — Information Applicable to the Acquiring Fund.

Information about the Acquired Funds.

Information about each of the Acquired Funds is incorporated by reference from the Acquired Funds’ Prospectuses and Statement of Additional Information, each dated October 31, 2010, as they may be supplemented from time to time, which are available upon request without charge by calling 1-877-665-1287. A copy of the Acquired Funds’ Prospectuses may also be obtained by visiting the Highland Funds’ website at www.highlandfunds.com. The Acquired Funds’ Prospectuses and Statement of Additional Information are also available on the Commission’s website at www.sec.gov.

Financial Statements

The Acquiring Fund has not yet commenced investment operations and therefore does not have any financial highlights to disclose. It is expected that as a result of the Reorganizations, the Acquiring Fund will succeed to the performance and financial history of Highland Floating Rate Advantage Fund.

Certain Legal Proceedings Relating to Highland Capital

Highland Capital and two affiliated unregistered investment vehicles are defendants in a complaint filed on February 24, 2009 in the Supreme Court of the State of New York, New York County, by UBS Securities LLC and UBS AG, London Branch. On February 18, 2010, the original suit against Highland Capital was dismissed on its merits. On June 28, 2010, UBS filed an amended complaint with the Court against Highland Capital and certain affiliated registered and unregistered investment vehicles. The Acquiring Fund is not party to this action. The lawsuit relates to a warehouse facility formed for a proposed collateralized debt obligation, or CDO, transaction that was not completed. Under the warehouse facility, the plaintiffs acquired a portfolio of securities and instruments in anticipation of an offering to be made by the proposed CDO of its debt and equity securities to be secured by those securities and instruments. The plaintiffs seek monetary damages of approximately $687 million, plus certain costs, fees and expenses based on alleged fraudulent inducement, breach of contract and fraudulent conveyances. Highland Capital believes that it has meritorious defenses and intends to continue to vigorously defend against the claims. Based on its analysis of the case, Highland Capital believes that this matter is not likely to have a material adverse effect upon its ability to perform its obligations under the Investment Advisory Agreements with the Acquiring Fund. However, Highland Capital cannot predict the ultimate outcome of the matter, and any substantial final disposition of the matter adverse to Highland Capital would have a material adverse effect on Highland Capital’s ability to perform its obligations under the Investment Advisory Agreements with the Acquiring Fund, and potentially, on the operations of the Acquiring Fund.

THE BOARDS OF TRUSTEES OF HIGHLAND FLOATING RATE ADVANTAGE FUND AND HIGHLAND FLOATING RATE FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION

Required Vote for the Proposals.

Shareholders of all share classes of an Acquired Fund will vote together as a single class on the Reorganization Proposal with respect to such Acquired Fund. Approval of a the Reorganization Proposal with respect to an Acquired Fund requires the affirmative vote of the holders of at least a majority of the outstanding voting securities of such Acquired Fund (as defined in the 1940 Act). A vote of the majority of the outstanding voting securities of an Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Fund. A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganization Proposal.

The Closing of any Reorganization is contingent upon both of the Reorganizations being approved. If the Reorganizations are not consummated, the Boards of Trustees of the Acquired Funds may consider possible alternative arrangements in the best interests of each Acquired Fund and its shareholders. The Closing Date is expected to occur in July 2011 or such later date as the parties may agree.

Voting Information.

The Board of Trustees of each Acquired Fund has fixed the close of business on [ • ], 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of [ • ] and its affiliated companies. [ • ], [address], has been engaged to assist in the solicitation of proxies, at an estimated cost of $[100,000]. In all cases where a telephonic proxy is solicited, [ • ] representative(s) are required to confirm each shareholder’s information by asking for any combination of the following: full name, address, zip code, employer identification number, ID number from the proxy card, as well as a confirmation the shareholder has received this Prospectus/Proxy Statement and proxy card in the mail. If the shareholder is a corporation or other entity, [ • ] representative(s) are required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to [ • ], then the [ • ] representative(s) may explain the voting process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the [ • ] representative(s) are permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, but he or she may read any recommendation set forth in the Prospectus/Proxy Statement. The telephone solicitor will record the shareholder’s voting instructions on the card and provide an option to the shareholder to receive such voted instructions in the mail as confirmation of his or her vote.

Only one Prospectus/Proxy Statement, along with the proxy cards, is being delivered to multiple shareholders who share an address unless Highland Floating Rate Advantage Fund or Highland Floating Rate Fund has received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this Proxy Statement/Prospectus, please call 1-877-665-1287 and your Acquired Fund will promptly send you a separate copy.

Voting Process.

Shareholders can vote in any one of the following ways:

a. By mail, by completing and returning the enclosed proxy card;

b. In person at the Meeting;

c. By internet, by voting through a secure proxy internet site provided by a third party (provided on your proxy card or by [ • ]); and

d. By automated telephone service, by calling the toll-free number provided on your proxy card ([ • ]).

Shareholders of the Acquired Funds are entitled to cast one vote for each share owned on the record date and a proportionate fractional vote for each fractional share owned on the record date. For each Acquired Fund, shares of all classes vote together as a single class. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Shareholders of the Acquired Funds have no appraisal or dissenters’ rights.

Costs.

The total costs of the Reorganizations are estimated to be approximately $[435,000]. The costs of the Reorganizations will be split among the Acquired Funds based on the net assets of each Acquired Fund as of the Closing Date of the Reorganizations. The estimated costs do not include any costs associated with repositioning the Acquired Funds’ portfolios in connection with the Reorganizations. While Highland Capital does not anticipate that the Acquired Funds’ portfolios will need to be repositioned in connection with the Reorganizations, to the extent there is any repositioning, the transaction costs associated with the repositioning will be borne by the relevant Acquired Fund. Additionally, Highland Floating Rate Advantage Fund is amortizing over the term of the credit agreement the upfront fee of $225,000 paid in conjunction with executing the credit agreement with State Street Bank and Trust Company on September 1, 2010. Upon the successful completion of the Reorganizations, Highland Floating Rate Advantage Fund will terminate the credit agreement and immediately expense the unamortized portion of the upfront fee. Assuming the Reorganizations close in July 2011, the amount of upfront fee expensed upon termination will be approximately $38,000. Additionally, the Acquiring Fund may incur costs in setting up a new credit agreement in connection with the Reorganizations.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the applicable Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

With respect to each Acquired Fund, the persons holding 30% of the outstanding shares entitled to vote on the record date, present at such meeting or represented by proxy, will constitute a quorum for the transaction of business by the shareholders of such Acquired Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on the applicable Proposal. “Broker non-votes” are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Distributors’ Addresses.

The address of the Acquiring Fund’s distributor is BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

Share Ownership.

As of December 31, 2010, the number of issued and outstanding voting shares of each Acquired Fund was as follows:

	Highland Floating	Highland Floating
	Rate Advantage Fund	Rate Fund

Number of shares issued and outstanding	73,539,728	59,326,218

No shares of the Acquiring Fund are issued and outstanding as of the date of this Prospectus/Proxy Statement.

As of December 31, 2010, the Officers and Trustees of the Acquired Funds owned or beneficially owned as a group less than 1 % of the value of the outstanding shares of the Acquired Funds.

The Acquired Funds have informed the Acquiring Trust that as of December 31, 2010, the following shareholders owned, beneficially or of record, five percent or more of the outstanding shares of any class of an Acquired Fund:

Highland Floating Rate Advantage Fund

Percentage of
Outstanding
Shares of the
Acquiring Fund
	Number of	Percentage of	Owned Upon
Name and Address of	Outstanding	Outstanding	Consummation of the
Shareholder	Shares Owned	Shares Owned	Reorganization*

Merrill Lynch Pierce Fenner & Smith Inc.	Class B: 371,126	Class B: 19.1%	Class A: 3.39%
Attn Fund Administration #97425	Class C: 2,792,782	Class C: 6.49%	Class B: 22.16%
4800 Deer Lake Drive E FL 2 Jacksonville, FL 32246-6484			Class C: 14.05%
Denman Tire Corporation 200 Newport Avenue Ext Quincy, MA 02171-2145	Class Z: 742,037	Class Z: 17.5%	Class Z: 9.62%
Charles Schwab & Co. Inc. Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	Class Z: 315,929	Class Z: 7.45%	Class Z: 6.20%

*	Percentage owned assuming completion of the Reorganization on December 31, 2010.

Highland Floating Rate Fund

Percentage of
Outstanding
Shares of the
Acquiring Fund
	Number of	Percentage of	Owned Upon
Name and Address of	Outstanding	Outstanding	Consummation of the
Shareholder	Shares Owned	Shares Owned	Reorganization*

Merrill Lynch Pierce Fenner & Smith Inc.	Class A: 1,531,140	Class A: 7.34%	Class A: 3.39%
Attn Fund Administration #97425	Class B: 404,156	Class B: 25.98%	Class B: 22.16%
4800 Deer Lake Drive E FL 2 Jacksonville, FL 32246-6484	Class C: 7,948,541	Class C: 23.78%	Class C: 14.05%
Charles Schwab & Co. Inc. Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	Class Z: 478,140	Class Z: 13.78%	Class Z: 6.20%
Methodist Children’s Home Endowment Fund C/O Mr. Joe Bailey 1111 Herring Ave., Waco, TX 76708-3642	Class Z: 216,880	Class Z: 6.25%	Class Z: 2.81%
Prudential Investment Management Services LLC FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Fl 11 Mail Stop NJ 05-11-20 Newark, NJ 07102	Class Z: 593,106	Class Z: 17.09%	Class Z: 7.69%

*	Percentage owned assuming completion of the Reorganization on December 31, 2010.

The Acquired Funds have informed the Acquiring Trust that as of December 31, 2010, the following shareholders owned, beneficially or of record, 25% or more of the outstanding shares of any class of an Acquired Fund.

Highland Floating Rate Fund

Percentage of
Outstanding
Shares of the
Acquiring Fund
	Number of	Percentage of	Owned Upon
Name and Address of	Outstanding	Outstanding	Consummation of the
Shareholder	Shares Owned	Shares Owned	Reorganization*

Merrill Lynch Pierce Fenner & Smith Inc.	Class B: 404,156	Class B: 25.98%	Class A: 3.39%
Attn Fund Administration #97425			Class B: 22.16%
4800 Deer Lake Drive E FL 2			Class C: 14.05%
Jacksonville, FL 32246-6484

*	Percentage owned assuming completion of the Reorganization on December 31, 2010.

Adjournments; Other Business.

In the absence of a quorum, business may proceed on any other matter or matters which may properly come before the Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. If a quorum is present and an Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the shareholders of the Acquired Fund present in person or by proxy and entitled to vote at the Meeting may propose that such Meeting be adjourned one or more times with respect to such Acquired Fund to permit further solicitation of proxies. A majority of the shares of each Acquired Fund issued and outstanding and entitled to vote that are present in person or by proxy may adjourn the meeting. With respect to any such adjournment or any other procedural matter, the persons named as proxies will vote at their discretion so as to facilitate the approval of the Proposal. They will vote against any such adjournment with respect to any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Funds intends to present or knows that others will present with respect to the Acquired Funds is the Reorganization Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of each Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

The Acquired Funds do not hold annual meetings of shareholders. Shareholders of the Acquired Funds who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund’s next special meeting that may be included in the Acquired Fund’s proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

[Shareholders of the Acquired Funds who wish to communicate with Trustees should send communications to the attention of          ].

IV. INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATIONS

Highland Capital may be deemed to have an interest in the Reorganizations because it will continue to provide investment advisory and administrative services to the Acquiring Fund and receive fees and other benefits from those arrangements. Future growth of assets of the Acquiring Fund can be expected to increase the total amount of fees payable to Highland Capital.

For additional information regarding the investment advisory agreement, please see “Proposal 1: Reorganizations of the Acquired Funds into the Acquiring Fund — Information About the Reorganizations — Comparison of Investment Advisory Agreements” and the Reorganization SAI.

V. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Additional information about the Acquiring Fund is included in the Acquiring Fund’s Reorganization SAI, dated [ • ], 2011, which has been filed with the Commission under the Securities Act of 1933. A copy of the Reorganization SAI may be obtained without charge by calling [1-877-665-1287].

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Acquiring Trust and the Acquiring Fund can be inspected and copied at the Commission’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, Securities and Exchange Commission, Washington, D.C. 20549 for a fee.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [[          ]], by and between Highland Funds I, a Delaware statutory trust (the “Acquiring Trust”) established under an Agreement and Declaration of Trust, as amended (the “Acquiring Trust Declaration of Trust”), on behalf of Highland Floating Rate Opportunities Fund (the “Acquiring Fund”) and each of Highland Floating Rate Advantage Fund, a Delaware statutory trust established under an Agreement and Declaration of Trust, as amended (the “ADV Declaration of Trust”) and Highland Floating Rate Fund, a Delaware statutory trust (with Highland Floating Rate Advantage Fund, each an “Acquired Fund” and, together, the “Acquired Funds” ) established under an Agreement and Declaration of Trust, as amended (the “FRF Declaration of Trust” and, together with the ADV Declaration of Trust, the “Acquired Fund Declaration of Trust”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation for purposes of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), with respect to each Acquired Fund and the Acquiring Fund. The reorganization of each Acquired Fund into the Acquiring Fund (each, a “Reorganization” and, together, the “Reorganizations”) will consist of (i) the transfer of all of the assets of an Acquired Fund to the Acquiring Fund in exchange for Class A shares (the “Class A Acquiring Fund Shares”), Class B shares (the “Class B Acquiring Fund Shares”), Class C shares (the “Class C Acquiring Fund Shares”) and Class Z shares (the “Class Z Acquiring Fund Shares” and, together with the Class A Acquiring Fund Shares, Class B Acquiring Fund Shares and the Class C Acquiring Fund Shares, the “Acquiring Fund Shares”) of beneficial interest, par value $0.001 per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the distribution, after the closing date contemplated by Section 3.1 (the “Closing Date”), of the Acquiring Fund shares, pro rata to the shareholders of the corresponding class of shares of the Acquired Fund, (iv) the repayment by the Acquiring Fund of any amounts due under Highland Floating Rate Advantage Fund’s existing credit facility on the Closing Date as described in Section 1.1(c) and (v) the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. Before the Closing Date, each Acquired Fund will declare a dividend or dividends in an amount or amounts described in Section 6.6.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF EACH ACQUIRED FUND

1.1. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a) Each Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets, subject to liabilities, of each Acquired Fund as set forth in Section 1.2.

(b) The Acquiring Fund shall, on the Closing Date, (i) issue and deliver to each Acquired Fund (1) the number of Class A Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to its Class A shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, (2) the number of Class B Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class B shares, less the amount of the liabilities of the Acquired Fund attributable to its Class B shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class B Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3,

A-1

(3) the number of Class C Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class C shares, less the amount of the liabilities of the Acquired Fund attributable to its Class C shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class C Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (4) the number of Class Z Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class Z shares, less the amount of the liabilities of the Acquired Fund attributable to its Class Z shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class Z Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (ii) subject to Section 1.1(c) hereof, assume all of each Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c) To the extent Highland Floating Rate Advantage Fund has any outstanding borrowings under its existing revolving credit facility as of the Valuation Date (as defined in Section 2.4 below), the Acquiring Fund will enter into its own revolving credit facility on or before the Closing Date. On the Closing Date, the Acquiring Fund will draw on that facility and use the proceeds to repay in their entirety any principal, interest or other amounts due under the terms of Highland Floating Rate Advantage Fund’s existing credit facility as of the Closing Date. These amounts will be paid by the Acquiring Fund to the lender under Highland Floating Rate Advantage Fund’s credit facility and will not be received by any Acquired Fund shareholder in connection with the Reorganizations.

(d) Upon consummation of the transactions described in subsections (b) and (c) above, each Acquired Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each shareholder of an Acquired Fund shall be entitled to receive, on a pro rata basis within each share class, Acquiring Fund Shares corresponding in class.

1.2. The assets of each Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, securities, commodities and futures interests, dividends and interest receivables, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date, whether or not set forth in the statement of assets and liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with accounting principles generally accepted in the United States consistently applied, from the prior audited period.

1.3. As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders of record as of the Valuation Date (as defined in Section 2.4 of this Agreement) and representing the respective number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4. With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of an Acquired Fund, if any, on the Valuation Date (as defined in Section 2.4 of this Agreement), the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust (or for shares of certain other funds for which exchange is typically offered, as described in the the registration statement on Form N-14 of the Acquiring Trust (the “Registration Statement”)), effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the applicable Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

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1.5. As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of an Acquired Fund is and shall remain the responsibility of such Acquired Fund up to and including the Closing Date and thereafter.

1.6. Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the applicable Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquiring Trust, and, for clarity, under no circumstances will any series of the Acquiring Trust (other than the Acquiring Fund) have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.	VALUATION AND VALUATION DATE

2.1.  On the Closing Date, the Acquiring Fundwill deliver to each Acquired Fund a number of Class A, Class B, Class C, and Class Z Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.  The value of each Acquired Fund’s net assets will be computed as of the Valuation Date (as defined in Section 2.4 of this Agreement) using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust Declaration of Trust and the Registration Statement.

2.3.  The net asset value of a Class A, Class B, Class C, or Class Z Acquiring Fund Share shall be the net asset value per Class A, Class B, Class C, or Class Z share, as the case may be, of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust Declaration of Trust and the Registration Statement.

2.4.  The Valuation Date shall be 4:00 p.m. Eastern time, and after the declaration of any dividends by each Acquired Fund, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.  The Acquiring Fund shall issue the Acquiring Fund Shares to each Acquired Fund on one or more share deposit receipts registered in the name of the Acquired Fund. Each Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipts to the Acquiring Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by each Acquired Fund. Immediately after the close of business on the Valuation Date, the share transfer books of each Acquired Fund will be closed and no further transfers of Acquired Fund shares will be made.

2.6.  Each Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined in Section 4.1 of this Agreement) and other properties and assets of such Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of each Acquired Fund acquired by the Acquiring Fund.

2.7.  All computations of value shall be made for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust Declaration of Trust and the Registration Statement.

3.	CLOSING AND CLOSING DATE

3.1.  The Closing Date shall be in July 2011, or at such other later date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray, LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, at [[time]] Eastern time or at such other time and/or place as the parties may agree.

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3.2.  The portfolio securities of each Acquired Fund shall be made available by such Acquired Fund to PFPC Trust Company (which is anticipated to be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the applicable Acquired Fund’s cash shall be delivered by each Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the custodian for the Acquiring Fund.

3.3.  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or an Acquired Fund upon the giving of written notice to the other party.

3.4.  At the Closing, each Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of such Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by the President, any Vice President or Secretary of such Acquired Fund. The Acquiring Fund will provide to each Acquired Fund evidence, reasonably satisfactory to the Acquired Fund, that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to each Acquired Fund evidence, reasonably satisfactory to the Acquired Fund, that such Acquiring Fund Shares have been credited pro rata within each class of shares to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.  At the Closing, the Acquiring Fund shall deliver to the each Acquired Fund, and each Acquired Fund shall deliver to the Acquiring Fund, such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  Representations and Warranties of each Acquired Fund.

Each Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Acquired Fund is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Fund is qualified as a foreign entity in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The Acquired Fund is duly registered under the 1940 Act, as a management company of the closed-end type operating as an interval fund, and such registration has not been revoked or rescinded and is in full force and effect.

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(c) The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Fund Declaration of Trust or the Acquired Fund’s Bylaws (the “Bylaws”) or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d) The Acquired Fund’s current prospectus(es) and statement(s) of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f) Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. The Acquired Fund does not know of any facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g) The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Acquired Fund at, as of, and for the fiscal year ended June 30, 2010, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund, and the unaudited financial statements of the Acquired Fund for the six months ended December 31, 2010, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since June 30, 2010.

(h) Since June 30, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business, which shall be deemed to include, in the case of Highland Floating Rate Advantage Fund, indebtedness pursuant to the terms of its existing credit facility for investment purposes). For purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities, net redemptions or scheduled repurchase offers shall be deemed to be in the ordinary course of business.

(i) As of the Closing Date: (i) all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and shall have been true, correct and complete in all material respects as of the time of their filing; (ii) all taxes (if any) of the Acquired Fund which are due and payable on such returns or reports or on any assessments received by Acquired Fund shall have been timely paid or the timely payment thereof shall have been provided for; (iii) the Acquired Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing or allocation agreement; (iv) all of the Acquired Fund’s tax liabilities will have been adequately provided for on its books; and (v) the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

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(j) For each taxable year of its operation (including for the taxable year ending on June 30, 2011 and the short taxable year beginning on July 1, 2011 and ending on the Closing Date), the Acquired Fund has met, and will continue to meet at all times through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed or will compute, as applicable, its U.S. federal income tax under Section 852 of the Code.

(k) The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and U.S. Treasury regulations thereunder.

(l) The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (i), (j) or (k) of this Section 4.1.

(m) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Acquired Fund may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund as of the Closing Date are divided into Class A shares, Class B shares, Class C shares, and Class Z shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(n) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(o) The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Fund and by all other necessary trust action on the part of the Acquired Fund, and this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(p) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(q) The information relating to the Acquired Fund furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(r) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the registration statement of the Acquired Fund, as amended, filed with the Commission under the 1933 Act and the 1940 Act (the “Registration Statement”).

(s) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 Act (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t) As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the

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Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement and, in the case of Highland Floating Rate Advantage Fund, the release and discharge of any encumbrances, liens or security interests in favor of State Street Bank and Trust Company effective as of the Closing Date, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of December 31, 2010 referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2010, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v) To the best of the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.  Representations and Warranties of the Acquiring Trust, on behalf of the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Funds as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Acquiring Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is qualified as a foreign entity in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Trust or the Acquiring Fund. The Acquiring Fund will, prior to the Closing Date, have all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Acquiring Trust Declaration of Trust, the laws of the State of Delaware and the 1940 Act.

(c) The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d) As of the Closing Date, the Registration Statement will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Except as otherwise disclosed to each Acquired Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the

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provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f) Other than any assets and liabilities of the Acquiring Fund relating to the investment by the initial shareholder of the Acquiring Fund, which investment shall not exceed $[     ], and subject to the Acquiring Fund’s borrowing under a credit facility on the Closing Date as described in Section 1.1(c) hereof, the Acquiring Fund has no assets or known liabilities, contingent or otherwise.

(g) The Acquiring Fund is being established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activity (other than such activities as are customary to the organization of a new series of the Acquiring Trust prior to its commencement of investment operations, including, in the case of Acquiring Fund, entering into and borrowing under a credit facility on the Closing Date as described in Section 1.1(c) hereof). It has not yet filed its first U.S. federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. However, upon filing its first U.S. federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 et seq. of the Code.

(h) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund does not have outstanding shares of any class. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Registration Statement effective at such time.

(i) The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(j) The Acquiring Fund Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable by such Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(k) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Registration Statement.

(m) The books and records of the Acquiring Fund made available to each Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

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5.	COVENANTS OF THE PARTIES.

5.1.  Each of the Acquired Funds and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to an Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, quarterly repurchase offers with respect to fund shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series of the Acquiring Trust prior to its commencement of investment operations, including, in the case of Acquiring Fund, entering into and borrowing under a credit facility on the Closing Date as described in Section 1.1(c) hereof.

5.2.  As promptly as practicable, but in any case within sixty days after the Closing Date, each Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits and capital loss carryovers of such Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLP and certified by the Acquiring Trust’s President and Treasurer.

5.3.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.4.  Each Acquired Fund agrees that the liquidation of such Acquired Fund will be effected in the manner provided in the Acquired Fund’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. Each Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Acquired Fund’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of such Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.  Each Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Date, certified by the Acquired Fund’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2010. Each Acquired Fund also shall have furnished to the Acquiring Fund any such other evidence as to the tax cost (bases) (including any adjustments thereto) of each of the Acquired Fund’s Investments as the Acquiring Fund may reasonably request.

6.3.  The assets of each Acquired Fund to be acquired by the Acquiring Fund a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed after the Closing Date, as well as will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust Declaration of Trust or of investment restrictions disclosed in the Registration Statement in effect on the Closing Date, may not properly acquire.

6.4.  All proceedings taken by an Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

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6.5.  Prior to the Closing Date, each Acquired Fund has declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to such Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), net tax-exempt income (if any), and net capital gain realized (after reduction by any capital loss carryover) (if any), in each case for its taxable year ending June 30, 2011 and its short taxable year beginning July 1, 2011 and ending on the Closing Date.

6.6.  Each Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7.  Each Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.8.  All of the issued and outstanding shares of each Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of an Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) such Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) such Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.9.  The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to each of the Acquired Funds for the transactions contemplated hereby, on behalf of each Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a) This Agreement has been duly authorized, executed and delivered by each Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund is a valid and binding obligation of each Acquired Fund, enforceable against each Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b) Each Acquired Fund has the power as a statutory trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(c) The execution and delivery of this Agreement by each Acquired Fund did not, and the performance by each Acquired Fund of its obligations hereunder will not, violate such Acquired Fund’s Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which such Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment or decree to which such Acquired Fund is a party or by which it is bound.

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

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(e) Such counsel does not know of any legal or governmental proceedings relating to an Acquired Fund existing on or before the Closing Date required to be described in the Registration Statement which are not described as required.

(f) Each Acquired Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

6.10.  With respect to Highland Floating Rate Fund, the Fund will, following the date of shareholder approval of the Agreement, take all reasonable actions necessary to reduce the amount of borrowing by the Fund under its revolving credit facility (the “Credit Agreement”) to $0 and terminate the Credit Agreement. Each such action is to be completed before the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligations of each Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquiring Fund shall have delivered to each Acquired Fund a certificate executed on its behalf by the Acquiring Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to each Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.  The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to each Acquired Fund an assumption of liabilities agreement dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of each Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.  All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to each Acquired Fund.

7.4.  Each Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to each Acquired Fund, to the following effect:

(a) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by each Acquired Fund, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b) The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Acquiring Trust, on behalf of the Acquiring Fund, or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of

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the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(d) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on at the Closing Date.

(e) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(f) Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Registration Statement, nonassessable Class A shares, Class B, Class C shares and Class Z shares of beneficial interest in the Acquiring Fund.

(g) The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, and each Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquiring Trust, the Acquiring Fund or each Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or an Acquired Fund.

8.3.  The Acquired Funds and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to all parties substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions for U.S. federal income tax purposes, with respect to each Reorganization:

(a) The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund participating in the Reorganization each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund pursuant to this Agreement in exchange for the issuance of Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(c) Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such transfer;

(d) Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Acquired Fund in the Reorganization will include the Acquired Fund’s holding periods in those assets;

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(e) Under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

(f) Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares;

(g) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund Shares in the Reorganization will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor;

(h) Under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the shareholder held those Acquired Fund Shares as capital assets; and

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganizations on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Acquired Funds and the Acquiring Trust, on behalf of the Acquiring Fund, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with Ropes & Gray LLP’S opinion.

8.4.  At any time prior to the Closing, any of the foregoing conditions of this Section 8 may be waived by the Board of Trustees of the Acquiring Trust or of either Acquired Fund, if, in the judgment of the Board of Trustees of the Acquiring Trust or of an Acquired Fund, as applicable, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the interests of the shareholders of the Acquiring Fund.

9. BROKERAGE FEES; EXPENSES.

9.1.  Each of the Acquiring Trust, Acquiring Fund and the Acquired Funds represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.  The costs of the Reorganizations, including without limitation legal fees, printing and mailing costs, and fees and expenses of the Funds’ independent accountants, will be split among the Acquired Funds based on the net assets of each Fund as of the Closing Date.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.  The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

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11.	TERMINATION

11.1.  This Agreement may be terminated by the mutual agreement of an Acquired Fund and the Acquiring Fund, prior to the Closing Date.

11.2.  In addition, either an Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) With respect to a termination by the Acquired Fund, of a material breach by the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Fund, of a material breach by the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Fund at or prior to the Closing Date;

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

(d) The Board of Trustees of an Acquired Fund or the Board of Trustees of the Acquiring Trust, as the case may be, determines that the transactions contemplated by this Agreement are not in the best interests of an Acquired Fund or the Acquiring Trust or Acquiring Fund, respectively, and the terminating party provides the other party with prompt notice of such determination.

11.3.  If the transactions contemplated by this Agreement have not been substantially completed by [          ], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Funds and the Acquiring Fund.

11.4.  If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5.  In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.	TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of an Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Acquiring Trust and of the Acquired Funds.

14.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Trust, the

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Acquiring Fund or an Acquired Fund at Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240, Attn: R. Joseph Dougherty.

15.	MISCELLANEOUS.

15.1.  The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.  This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.  A copy of the Acquiring Trust’s Certificate of Trust dated March 10, 2006, as amended, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Board of Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.6.  A copy of the Highland Floating Rate Advantage Fund’s Certificate of Trust dated November 26, 2007, as amended, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Fund by the Board of Trustees or officers of the Fund as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Fund individually but are binding only upon the assets and property of the Fund or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7.  A copy of the Highland Floating Rate Fund’s Certificate of Trust dated November 26, 2007, as amended, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Fund by the Board of Trustees or officers of the Fund as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Fund individually but are binding only upon the assets and property of the Fund or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

HIGHLAND FUNDS I
On behalf of Highland Floating Rate Opportunities Fund

By:
Name:
Title:

HIGHLAND FLOATING RATE ADVANTAGE FUND

By:
Name:
Title:

HIGHLAND FLOATING RATE FUND

By:
Name:
Title:

[Signature Page — Agreement & Plan of Reorganization]

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APPENDIX B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

HIGHLAND FLOATING RATE ADVANTAGE FUND AND HIGHLAND FLOATING RATE FUND
INTO HIGHLAND FLOATING RATE OPPORTUNITIES FUND

Fundamental Investment Restrictions

The investment restrictions below have been adopted by the Board of Trustees of each Fund. Fundamental policies of a Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of that Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in a Fund’s Prospectuses or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of that Fund or pertains to that Fund’s limitations on borrowing and investment in illiquid securities.

Highland Floating Rate Advantage Fund	Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund
(an ‘Acquired Fund”)	(an ‘Acquired Fund”)	(the ‘Acquiring Fund”)

Concentration
The Fund may not concentrate more than 25% of its total assets in any one industry provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term “issuer” includes the Borrower and the Agent (as defined under “Prospectus Summary” in the Prospectuses).	The Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction) except that this restriction does not apply to (i) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (ii) securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies; or (iii) investment by the Fund of all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.	The Fund may not purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). For purposes of this restriction, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation.
Borrowing/Senior Securities
The Fund may issue senior securities or borrow money to the extent permitted by the Investment Company Act of 1940, as amended. (The 1940 Act generally requires a registered closed- end	The Fund may not borrow except from banks, other affiliated funds and other entities to the extent permitted by the 1940 Act. (The 1940 Act generally requires a registered closed-end company to	The Fund may not issue senior securities or borrow in excess of the amounts permitted by the 1940 Act.

Highland Floating Rate Advantage Fund	Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund
(an ‘Acquired Fund”)	(an ‘Acquired Fund”)	(the ‘Acquiring Fund”)

company to have 300% asset coverage for the issuance of senior securities representing indebtedness or borrowing money, and 200% asset coverage for the issuance of senior securities in the form of preferred shares.)	have 300% asset coverage for borrowing money.)

The Fund may not issue any senior security except to the extent permitted under the 1940 Act (for this purpose Senior Loans shall not be deemed senior securities). (The 1940 Act generally requires a registered closed-end company to have 300% asset coverage for the issuance of senior securities representing indebtedness and 200% asset coverage for the issuance of senior securities in the form of preferred shares.)
Real Estate
The Fund may only own real estate acquired as a result of owning securities.	The Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.	The Fund may not purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.
Commodities
The Fund may purchase and sell futures contracts and related options.

The Fund may not purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.	The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.	The Fund may not purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Underwriting
The Fund may underwrite securities issued by others only when disposing of portfolio securities.	The Fund may not act as an underwriter of securities, except insofar as it may be deemed to be an “underwriter” for purposes of	The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may

Highland Floating Rate Advantage Fund	Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund
(an ‘Acquired Fund”)	(an ‘Acquired Fund”)	(the ‘Acquiring Fund”)

	the 1933 Act, on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.	be deemed an underwriter within the meaning of the 1933 Act.
Lending
The Fund may make loans through lending of securities, through the purchase of debt instruments or similar evidence of indebtedness typically sold to financial institutions and through repurchase agreements. (The 1940 Act generally limits the lending of portfolio securities to 33 1/3% of the value of the Fund’s total assets)	The Fund may not make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other investment companies to which the Adviser provides investment advisory services provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities (including interests in Assignments and Participations) and other Senior Loans in which it is authorized to invest in accordance with its respective investment objectives and policies.	The Fund may not lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.
Repurchase Offers
The Fund will conduct quarterly Repurchase Offers (the “Repurchase Offer Fundamental Policy”). The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed upon a vote of a majority of the Board of Trustees, including each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), in accordance with regulatory requirements). The Repurchase Request Deadline will be	The Fund will conduct quarterly Repurchase Offers (the “Repurchase Offer Fundamental Policy”). The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed upon a vote of a majority of the Board of Trustees, including each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), in accordance with regulatory requirements). The Repurchase Request Deadline will be	No fundamental policy.

Highland Floating Rate Advantage Fund	Highland Floating Rate Fund	Highland Floating Rate Opportunities Fund
(an ‘Acquired Fund”)	(an ‘Acquired Fund”)	(the ‘Acquiring Fund”)

established by the Fund and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.	established by the Fund and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.
Voting Securities
No fundamental policy.	The Fund may not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities (taken at the time of such investment) of any one issuer except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.	No fundamental policy.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions discussed above, the following non-fundamental policies are also applicable to the Funds. Non-fundamental policies may be changed by each Fund’s Board of Trustees without shareholder approval.

Highland Floating Rate Advantage Fund	Highland Floating Rate Fund	Acquiring Fund

Other Investment Companies
No stated policy.
The Fund may not purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (taken at market value at the time of purchase) in the case of any one other investment company and 10% of such assets (taken at market value at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation or acquisition of assets. (The Fund has been informed that the staff of the SEC takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the 1940 Act, which limits the ability of one investment company to invest in another investment company.)

The Fund may not purchase shares of open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.
No stated policy.
Natural Resources
The Fund may not invest in interests in oil, gas or other mineral exploration or development programs, including leases.	No stated policy.	No stated policy.
Borrowing on Margin
The Fund may not purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions.	The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures (the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin).	The Fund may not borrow on margin, notwithstanding its fundamental investment restriction entitled “Borrowing” (described above), unless such activity is permitted by applicable law.
Control
No stated policy.	The Fund may not invest for the purpose of exercising control or management (except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or management).	No stated policy.

Highland Floating Rate Advantage Fund	Highland Floating Rate Fund	Acquiring Fund

Options
No stated policy.
The Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions. (The Fund does not currently intend to purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 5% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions).

The Fund may not write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity.
No stated policy.
Real Estate
No stated policy.	The Fund may not invest in limited partnerships in real estate unless they are readily marketable.	No stated policy.
Short Sales
No stated policy.	The Fund may not sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when-issued” or “when distributed” securities that it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales. (The Fund does not currently intend to commit more than 5% of its assets to short sales.)	No stated policy.
Restricted Securities
No stated policy.	The Fund may not invest more than 15% of its total net assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the 1933 Act.	No stated policy.
Illiquid Securities
No stated policy.	No stated policy.	The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.

Other Information.  The following commentary is intended to help investors better understand the meaning of the Acquiring Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Acquiring Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Acquiring Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Acquiring Fund may require that the Acquiring Fund pledge its assets as collateral. If the Acquiring Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Acquiring Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Acquiring Fund’s total assets at the time the borrowing for temporary purposes is made.

For purposes of the non-fundamental investment restriction entitled “Borrowing on Margin” described above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

APPENDIX C

INFORMATION APPLICABLE TO THE ACQUIRING FUND (THE “FUND”)

The following is a description of principal investment practices in which the Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

DESCRIPTION OF PRINCIPAL INVESTMENTS

Senior Loans.  Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in the Fund’s prospectuses as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. Highland Capital Management, L.P. (the “Adviser”) will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option.

The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

Participations.  The Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The

Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Assignments.  The Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Primary Lender Transactions.  When the Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Actions subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

Debt Restructuring.  The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Portfolio Maturity.  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in its prospectuses to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will typically not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Net Asset Value Fluctuation.  When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes.

However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV.

Senior Loan Ratings.  The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Borrower Credit Ratings.  The Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. The Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Fees.  The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Prepayments.  Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse affect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Commitments to Make Additional Payments.  A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Fund’s Statement of Additional Information.

Bridge Financing.  The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Debt Securities.  The Fund may invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations, and in debt securities convertible into, or exchangeable for, common or preferred stock. The Fund also may invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

•	Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•	Below Investment Grade Securities. The Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Equity Securities.  The Adviser expects that a majority of the Fund’s equity investments will generally be in common stock of companies of varying sizes. The Adviser believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Fund’s assets in such securities. The Adviser will not rely on any specific rating criteria when deciding whether to invest the Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

Derivatives.  The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to the Fund’s use of derivatives.

Hedging.  The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to the Fund’s hedging transactions.

Short Sales.  The Fund generally will seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). The Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Non-U.S. Securities and Emerging Markets.  The Fund may invest without limitation in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. The Fund may invest in securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. The Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments.

Borrowing.  The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The following table is designed to illustrate the effect on the Fund’s return from the leverage created by the Fund’s use of borrowing, using the interest rate of 1.92% (which is the rate of the Predecessor Fund’s outstanding borrowings as of December 31, 2010; the Fund’s outstanding borrowings, however, are subject to a variable interest rate which may rise or fall over time), assuming the Fund has used leverage by borrowing an amount equal to 15.64% of the Fund’s total assets (including the amount borrowed) and assuming hypothetical annual returns (net of expenses) on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative.

Portfolio return, net of expenses	(10)%	(5)%	0%	5%	10%
Corresponding return to shareholders	(12.21)%	(6.28)%	(0.36)%	5.57%	11.50%

The purpose of the above table is to assist investors in understanding the effects of financial leverage. The figures in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Because the management fees (including administration fees) paid to the Adviser are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) when leverage is utilized. The Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Leverage.  Entering into short sales also increases the Fund’s use of leverage. The use of leverage increases both investment opportunity and risk. See “Borrowing” above.

Illiquid and Restricted Securities.  The Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, the Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Portfolio Turnover.  The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Temporary Defensive Positions.  When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Additional Information.  The foregoing percentage limitations in the Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including its investment objective and 80% investment policy, without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

HOW TO BUY SHARES

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Fund (a “Financial Advisor”), or BNY Mellon Investment Servicing, the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact Highland if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds I — (Highland Floating Rate Opportunities Fund).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Funds I — (Highland Floating Rate Opportunities Fund).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

Method	Instructions

By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by Highland for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the Fund, at the address noted below(2) or call (877) 665-1287.
By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:
PNC Bank, N.A. Philadelphia, PA ABA #031-0000-53 FFFC #8615597735 Highland Funds FBO: [Highland Floating Rate Opportunities Fund]/[your account number]
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds I — (Highland Floating Rate Opportunities Fund), at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.

(2)	Regular Mail: Send to “Highland Funds I — (Highland Floating Rate Opportunities Fund),” P.O. Box 9840, Providence, RI 02940. Overnight Mail: Send to “Highland Funds I — (Highland Floating Rate Opportunities Fund),” 101 Sabin Street, Pawtucket, RI 02860.

Investment Minimums*

Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50

*	For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.

The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

The Fund offers several different types of individual retirement account (“IRA”) plans, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, acts as the custodian under these plans. For further information, please call the Fund at (877) 665-1287.

SHAREOWNER GUIDE — HOW TO INVEST IN THE HIGHLAND FUNDS

The Highland Funds offer different classes of Fund shares, each of which has different expenses and other characteristics. If the Reorganizations occur, shareholders of the Acquired Funds would receive Class A, Class B, Class C and Class Z Shares of the Acquiring Fund. The following information would apply to such shares. The following are some of the main characteristics of Highland’s Class A, Class B, Class C and Class Z Shares.

Choosing a Share Class

The Fund offers four classes of shares — Class A, Class B, Class C and Class Z Shares. The Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more cannot be made in Class C Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.

Eligible Investors

The Fund offers Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•	A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from a Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation;

•	Any trustee of the Funds, any employee of Highland and any family member of any such trustee or employee; and

•	Legacy Shareholders that held shares of Highland Floating Rate Advantage Fund.

The Fund reserves the right to change the criteria for eligible investors. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a CDSC when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

	Sales Charge
	As a	As a	% of
	% of	% of	Offering Price
	the Public	Your Net	Paid to
Amount Invested	Offering Price	Investment	Financial Advisor

Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $500,000	2.25%	2.30%	2.00%
$500,001 to $1,000,000	1.25%	1.27%	1.00%
Greater than $1,000,000*	None	None	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

% Offering Price Paid
Amount Purchased	to Financial Advisor

Less than $3 million	0.50%
$3 million to less than $5 million	0.40%
$5 million to less than $25 million	0.25%
$25 million or more	0.12%

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (currently, Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund), Highland Funds II, Highland Funds III, the Money Market Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain other investors may purchase shares at a reduced sales charge or NAV, which is the value of the Fund share excluding any sales charges. See the SAI for a description of these situations.

The Fund makes available free of charge on its website (http://www.highlandfunds.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Fund’s website.

Class B Shares

The Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares at NAV. Class B Shares carry a CDSC that is imposed only on shares redeemed within five years of purchase as shown in the chart below. Class B Shares received through reinvestment of distributions are not subject to a CDSC.

% Deducted When Shares are
Holding Period After Purchase	Redeemed

THROUGH FIRST YEAR	3.25%
THROUGH SECOND YEAR	3.00%
THROUGH THIRD YEAR	2.00%
THROUGH FOURTH YEAR	1.50%
THROUGH FIFTH YEAR	1.00%
LONGER THAN FIVE YEARS	0.00%

Class B Shares automatically convert to Class A Shares after eight years.

Class C Shares

Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Underwriter pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Distribution and Service Fees

The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A, Class B and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class B and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares, 0.70% of average daily net assets attributable to Class B Shares and 0.85% of average daily net assets attributable to Class C Shares. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. These payments may include fees payable to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, Highland and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer (“Asset-Based Payments”). Each of Highland and/or the Underwriter may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. Highland and/or the Underwriter may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in Highland’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan. Each of Highland and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland and/or the Underwriter to any broker-dealer in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, Highland may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Fund. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” table for the Fund.

Contingent Deferred Sales Charges (“CDSCs”)

As described above, certain investments in Class A, Class B and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Conversion Feature

Class B Shares, including any distributions earned on those shares, will automatically convert to Class A Shares after eight years. Conversion will be on the basis of the relative NAVs per share, without the imposition of any sales charge, fee or other charge.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through the Fund’s website at http://www.highlandfunds.com, which provides links to the Fund’s prospectuses and SAI containing the relevant information.

REDEMPTION OF SHARES

The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact Highland if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in the applicable prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Fund is intended for long-term investors and not for those who wish to trade frequently in shares of the Fund. The Fund believes that excessive short-term trading of shares of the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Board has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class A Shares, Class B Shares, Class C Shares and Class Z Shares that are redeemed or exchanged within two months or less after the date of a purchase. However, shareholders may redeem or exchange any Class A, Class B, Class C and Class Z shares received in connection with the Reorganizations for two months after the Closing Date without paying a fee, as defined in the Agreement and Plan of Reorganization. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by the Fund, and does not benefit the Fund’s Adviser, Underwriter or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These policies apply to investments made through Financial Advisors, including through programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.

Financial Advisors may impose short-term trading restrictions that differ from those of the Fund. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of the Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I — (Highland Floating Rate Opportunities Fund),” P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call (877) 665-1287 for further details.

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling (877) 665-1287 or visiting the Fund’s website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another series of Highland Funds I or Money Market Fund (each as defined below under “Exchange of Shares”) or registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.

Proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call (877) 665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board of Trustees believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

EXCHANGE OF SHARES

Shareholders of the Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I (currently, the Fund, Long/Short Equity Fund and Long/Short Healthcare Fund), Highland Funds II and Highland Funds III and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Fund into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy such Fund’s current minimum investment account requirement. Read the applicable prospectus carefully before investing, which can be obtained by calling (877) 665-1287 or by visiting the Fund’s website, at http://www.highlandfunds.com.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Fund, any series of Highland Funds I, Highland Funds II, Highland Funds III and the Money Market Fund may exchange their shares daily for shares of the same class of one of the Funds at the relative daily NAVs per share.

If the shares of the Fund or any Participating Fund (other than the Money Market Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Fund into the Money Market Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the holding time of the Money Market Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange by telephone, call (877) 665-1287. Please have your account number and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of the Fund’s Class A Shares, Class B, Class C and Class Z Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•	Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare dividends on net investment income daily and pay them monthly and to pay any capital gain distributions on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or make any capital gain distributions.

TAXATION

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

The Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code and it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). The Fund intends to distribute at least annually all or substantially all of its income and capital gains. The Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of the Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, as well as the Fund’s investments in certain types of securities, including certain preferred stock and debt obligations issued or purchased at a discount, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of the Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these, as well as certain of the other, provisions described above, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a distressed debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund. In addition, dividend, interest and other income received by the Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year even if it is eligible to do so.

Distributions paid to you by the Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund reports (generally on an IRS Form 1099) as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. All other dividends paid to you by the Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported (generally on an IRS Form 1099) by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Fund generally does not expect that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.

If, for any taxable year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund will send you information (generally on an IRS Form 1099) after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of the Fund (including (i) exchanging them for shares of another Fund (another series of Highland Funds I, a series of Highland Funds II, a series of Highland Funds III, the Money Market Fund or any other Participating Fund) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

APPENDIX D

COMPARISON OF ORGANIZATIONAL DOCUMENTS AND GOVERNING LAW

As a series of Highland Funds I (the “Acquiring Trust”), a Delaware statutory trust, the Acquiring Fund is subject to the provisions of the Acquiring Trust’s Declaration of Trust and Bylaws and Delaware statutory trust law. The provisions of the Acquiring Trust’s Declaration of Trust and Bylaws differ in some respects from the Declaration of Trust and Bylaws of each of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund (together, the “Acquired Funds”), both Delaware statutory trusts. Although not discussed in this appendix, the 1940 Act applies to both the Acquired Funds and the Acquiring Trust.

The following is a summary of some of the significant provisions of the Acquiring Trust’s Declaration of Trust and Bylaws and each Acquired Fund’s Declaration of Trust and Bylaws. For additional information regarding all such differences, shareholders should refer directly to the organizational documents of the Funds.

Highland Floating Rate Advantage Fund;
	Highland Funds I	Highland Floating Rate Fund
	(Acquiring Trust)	(Acquired Funds)

Shares	The Declaration of Trust provides for an unlimited number of authorized Shares with a par value of $0.001 per share.	The Declaration of Trust provides for an unlimited number of authorized Shares with a par value of $0.001 per share.
Shareholder Liability	No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any person in connection with Series property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware.	No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.
Shareholder Voting Rights	Shareholders shall have no power to vote on any matter, except matters on which a vote of Shares is expressly required by applicable law, the Declaration of Trust or resolution of the Trustees.

Subject to any provision of applicable law, this Declaration of Trust or a resolution of the Trustees specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Shareholders, (i) the affirmative vote of a plurality of the Shares entitles to vote for the election of any Trustee or Trustees shall be the act of such Shareholders with respect to the election of such Trustee or Trustees, (ii) the affirmative vote of a majority of the Shares present in person or represented by proxy on any other matter and entitled to vote on such matter shall be the act of the Shareholders with respect to such matter, and (iii) where a separate vote of any Series or Class is required on any matter, the affirmative vote of a majority of the	Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, the Declaration of Trust or resolution of the Trustees.

Subject to any provision of applicable law, this Declaration of Trust or a resolution of the Trustees specifying or requiring a greater or lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more series or classes of Shares is required on any matter, the affirmative vote of a majority of the Shares of such series or class of Shares present in person or represented by proxy at the meeting shall be the act of the Shareholders of such series or class with respect to such matter. For the election of

Highland Floating Rate Advantage Fund;
	Highland Funds I	Highland Floating Rate Fund
	(Acquiring Trust)	(Acquired Funds)

	Shares of such Series or Class present in person or represented by proxy on such matter and entitled to vote on such matter shall be the act of the Shareholders of such Series or Class with respect to such matter.	Trustees, a plurality of the Shares present in person or represented by proxy and entitled to vote on the election of Trustees at the meeting will elect Trustees.
Inspection of Records	Persons who have been holders of record of at least $25,000 in net asset value or liquidation preference of shares for a continuous period of not less than six months may inspect the records of the Trust to the same extent and for the same purposes as is permitted under the Delaware General Business Corporation Law to stockholders of a Delaware business corporation.	The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a corporation formed under the Delaware General Corporation Law.
Shareholder Quorum	One-third of the outstanding Shares of the Trust on the record date entitled to vote on the matter present in person or by proxy.	The holders of 30% of the Shares entitled to vote on any matter at a meeting present in person or by proxy.
Shareholder Consent	Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders of all of the Shares entitled to vote thereon consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders.	Any action that may be taken by Shareholders by vote may be taken without a meeting if the holders entitled to vote thereon of the proportion of Shares required for approval of such action at a meeting of Shareholders consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders.
Trustee Liability	The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, other than the Trust, Series or the Shareholders, in connection with the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person.	The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person.
Trustee Indemnification	The Trust shall indemnify each of its Trustees and officers against all liabilities reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having	The Trust shall indemnify each of its Trustees and officers against all liabilities reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having

Highland Floating Rate Advantage Fund;
	Highland Funds I	Highland Floating Rate Fund
	(Acquiring Trust)	(Acquired Funds)

	been such a Trustee or officer.	been such a Trustee or officer.

Such indemnification will be provided, except with respect to any matter as to which an indemnitee shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful.

No indemnitee shall be indemnified against any liability or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position.

Such indemnification will be provided, except with respect to any matter as to which an indemnitee shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful.

No indemnitee shall be indemnified against any liability or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position.
Removal of Trustees	The Declaration of Trust provides that any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective or by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose.	The Declaration of Trust provides that any Trustee may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least 75% of the Shares then entitled to vote in an election of such Trustee.
Amendments to the Declaration of Trust	The Declaration of Trust may be amended in any respect by the affirmative vote or approval in writing of two-thirds of the Trustees and without any vote of the Shareholders of the Trust or any Series or Class, except as may be required by the 1940 Act.	The Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration by making an amendment; provided, that Shareholders shall have the right to vote on any amendment (i) that would affect certain of the voting rights of Shareholders, (ii) to this provision regarding amendments, (iii) as required to be approved by Shareholders by law or by the Trust’s registration statement(s) filed with the Commission and (iv) that is submitted to them by the Trustees in their sole discretion. Any amendment submitted to Shareholders that the Trustees determine would affect the Shareholders of any series or class shall be authorized by vote of the Shareholders of such series or class, and no vote shall be required of Shareholders of a series or class not affected. Any amendment that would have the effect of reducing the indemnification and other rights provided to any indemnitee of the Trust or to Shareholders or former Shareholders shall require the affirmative vote of the

Highland Floating Rate Advantage Fund;
	Highland Funds I	Highland Floating Rate Fund
	(Acquiring Trust)	(Acquired Funds)

holders of two-thirds of the outstanding Shares of the Trust entitled to vote thereon.
Amendments to the Bylaws	The Bylaws may be amended or repealed at any time only by an affirmative vote of a majority of the Trustees.	The Bylaws may be amended or repealed at any time exclusively by an affirmative majority vote of the Trustees.
Termination of the Trust	The Trust or any Series may be dissolved by the affirmative vote of a majority of the Trustees, and without any vote of the Shareholders thereof, except as may be required by the 1940 Act.	The Trust may be terminated, only upon approval of not less than 80% of the Trustees and 80% of the Continuing Trustees. (A Continuing Trustee is any Trustee who either has been a Trustee for at least 36 months or was nominated to serve as Trustee by a majority of the Continuing Trustees.)
Merger or Consolidation of the Trust	The Trust or any Series may merge or consolidate with any other organization or any Series, sub-trust or other designated portion thereof or may sell, lease or exchange all or substantially all of the Trust property or the property of any Series or may acquire all or substantially all of the property of any other organization or any series, sub- trust or other designated portion thereof, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and without any vote by the Shareholders of the Trust or any Series or Class, except as may be required by the 1940 Act.	The Trustees may, without any Shareholder vote or approval, only upon approval of not less than 80% of the Trustees and 80% of the Continuing Trustees (defined above) cause the Trust to merge or consolidate with or into, or be reorganized as, (a) another trust or other organization, organized under the laws of Delaware or any other jurisdiction or a segregated portfolio of assets of any of the foregoing, if the surviving or resulting entity is the Trust or another registered closed-end management company as defined in the 1940 Act (or a segregated portfolio of assets of such other management company); or (b) a newly organized entity in a transaction intended to qualify as a reorganization under Section 368(a)(1)(F) of the Code.
For a merger or consolidation of the Trust with or into any Principal Shareholder (a corporation or other entity that is the beneficial owner of 5% or more of the outstanding Shares of all outstanding classes), an affirmative vote of the majority of the Trustees shall be required followed by the affirmative vote of the holders of not less than 75% of the Shares of each affected series or class outstanding, voting as separate series or classes. If 80% of the Trustees and 80% of the Continuing Trustees approve by resolution a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, only a majority shareholder vote shall be required.

Highland Floating Rate Advantage Fund;
Highland Funds I	Highland Floating Rate Fund
(Acquiring Trust)	(Acquired Funds)

A favorable vote of a majority of the Trustees then in office followed by a favorable vote of the holders of not less than 75% of the Shares of each affected series or class outstanding, voting as separate series or classes, shall be required to approve, adopt or authorize an amendment to this Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by 80% of the Trustees and 80% of the Continuing Trustees, in which case approval by a majority shareholder vote shall be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

Pursuant to Section 3815 of the Delaware Statutory Trust Act, pursuant to an agreement of merger or consolidation, a statutory trust may merge or consolidate with or into one or more statutory trusts or other business entities formed or organized or existing under the laws of the state of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction, with such statutory trust or other business entity as the agreement shall provide being the surviving or resulting statutory trust or other business entity.

STATEMENT OF ADDITIONAL INFORMATION
[•], 2011
     This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):
•	Highland Floating Rate Fund and Highland Floating Rate Advantage Fund (each, an “Acquired Fund”) into Highland Floating Rate Opportunities Fund, a series of Highland Funds I (the “Acquiring Fund”)
     This SAI contains information which may be of interest to shareholders of the Acquired Funds but which is not included in the combined Prospectus/Proxy Statement dated [•] (the “Prospectus/Proxy Statement”) which relates to the Reorganizations. As described in the Prospectus/Proxy Statement, the Reorganizations would involve the transfer of all the assets of each Acquired Fund in exchange for corresponding shares of the Acquiring Fund and the assumption of all the liabilities of each Acquired Fund by the Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of each Acquired Fund.
     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at Highland Floating Rate Opportunities Fund, c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240, or by calling 877-665-1287.
     Certain disclosure relating to the Acquired Funds has been incorporated by reference into this SAI from the annual reports of the Acquired Funds. For a free copy of any of an Acquired Fund’s annual or semiannual reports, please call 1-877-665-1287.

Additional Information About The Acquiring Fund

Independent Registered Public Accounting Firm

Financial Statements

Appendix A — Pro Forma Financial Statements

Additional Information about the Acquiring Fund
     Highland Floating Rate Opportunities Fund (the “Fund”) is a non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. As of the date of this SAI, the Fund has not yet commenced operations.
DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS
     The following information supplements the discussion of the investment policies and strategies of the Fund described in the Prospectus/Proxy Statement. In pursuing its objective, the Fund will invest as described in the Prospectus/Proxy Statement and as described below with respect to the following non-principal investment policies and strategies.
     Highland Capital Management, L.P. (“Highland” or the “Adviser”) may also invest the Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. However, if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of the Fund’s assets may be invested in such obligations. The Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). The Fund may also invest its assets without limitation in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Fund may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).
     Limited Role in Affairs of Portfolio Companies. It will be the policy of the Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether the Fund holds any of the company’s securities.
     Financial Futures. The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

     Fixed-Income and Other Debt Securities
     Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the fixed-income obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising.
     Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.
     Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.
     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.
     Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.
     The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund.
     In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.
     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.
     The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.
     In considering investments for the Fund, the Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.
     Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for a Fund investing in or holding such securities. See “Income Tax Considerations” below.
     Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of the Fund’s net assets.
     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent the Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.
     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.
     U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.
     U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.
     Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in the Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.
     Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the Fund’s restrictions on investments in illiquid instruments will apply.

     Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Tax Matters” below), in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
     Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.
     Illiquid Securities
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
• Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of Rule 144A securities in the Fund’s portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Board of Trustees, with advice and information from the Adviser, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, the Fund’s illiquidity could increase and the Fund could be adversely affected.

• Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities. The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).
     Borrowing and Lending
     Borrowing. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

     Securities Loans. The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, PFPC Trust Company. Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. PFPC Trust Company will charge the Fund transaction fees based on the securities lending services provided. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, PFPC Trust Company will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.
     The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. Although the Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
     Securities lending also exposes the Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser.

     Derivatives
     The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit the Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.
     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.
     The Fund may write (sell) call and put options on stocks, securities, indices and foreign currencies in an attempt to increase income. When the Fund writes a call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.
     When the Fund writes a put option, it gives the purchaser of the option the right to sell, and obligates the Fund to buy, the underlying security at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.
     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.
     When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When the Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.
     The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.
     The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.
     The Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).
     Options on Securities Indices. The Fund may write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.
     Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.
     Options on Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.
     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.
     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.
     Forward Currency Contracts. Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.
     A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.
     The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.
     While these contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.
     The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

     Futures Contracts and Related Options. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.
     Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
     The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.
     If the Fund purchases or sells a futures contract it is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

     Other Investment Policies
     Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”
     In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
     In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.
     Investments in swaps involve the exchange by the Fund with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.
     The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

     Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
     The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If the Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by the Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, the Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.
     Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.
     Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date). When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. No specific limitation exists as to the percentage of the Fund’s assets that may be used to participate in repurchase agreements.
     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement, the Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by the Fund under a reverse repurchase agreement, the Fund designate or segregate liquid assets in an amount equal to the Fund’s daily marked to market value of such agreement. Reverse repurchase agreements are considered borrowings of money by the Fund and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.” Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
     Emerging Markets. The Fund may invest without limitation in emerging market countries. Investing in emerging market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
     Money Market Instruments. The Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

     Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.
     Asset Coverage. To assure that the Fund’s use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these instruments or contracts.
     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. [[The Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 10% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.]]
     Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.
     Micro Cap Securities. The Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.
     Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.
     Privately-Placed Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.
     Initial Public Offerings (“IPOs”). The Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
     The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.
     Operating Deficits. The expenses of operating the Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.
     Accuracy of Public Information. The Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.
     Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Fund to loss. Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Fund to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Fund may be prevented from buying or selling securities of that company.
     Risks of Interest Only Mortgage-Backed Securities. “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.
     Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.
PORTFOLIO TURNOVER
     The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which currently are taxable to shareholders at higher rates than long-term capital gains). The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.
INVESTMENT RESTRICTIONS
     The investment restrictions below have been adopted by the Board of Trustees. Fundamental policies of the Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectus/Proxy Statement or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund or pertains to the Fund’s limitations on borrowing and investment in illiquid securities.
     Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as previously defined in “Description of Non-Principal Investments and Risk Factors”). The Fund may not:
1.	Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). For purposes of this restriction, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation;

2.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;

3.	Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

4.	Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.	Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.	Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.
     Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. The Fund may not:
1.	Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid; and

2.	Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law.
     Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.
     The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Fund may require that the Fund pledge its assets as collateral. If the Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.
     Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.
     For purposes of non-fundamental investment restriction number 2 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

MANAGEMENT
     The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

INDEPENDENT TRUSTEES
				Number of
				Portfolios in
				Highland
		Term of		Fund	Other
	Position(s)	Office and		Complex	Directorships/
	with the	Length of	Principal Occupation(s)	Overseen	Trusteeships	Experience, Qualifications, Attributes,
Name and Age	Fund	Time Served	During Past Five Years	by Trustee(1)	Held	Skills for Board Membership
Timothy K. Hui (Age 62)	Trustee	Indefinite Term; Trustee since inception in 2006.	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	22	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (Age 49)	Trustee	Indefinite Term; Trustee since inception in 2006.	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	22	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

INDEPENDENT TRUSTEES
				Number of
				Portfolios in
				Highland
		Term of		Fund	Other
	Position(s)	Office and		Complex	Directorships/
	with each	Length of	Principal Occupation(s)	Overseen	Trusteeships	Experience, Qualifications, Attributes,
Name and Age	Fund	Time Served	During Past Five Years	by Trustee(1)	Held	Skills for Board Membership
James F. Leary (Age 80)	Trustee	Indefinite Term; Trustee since inception in 2006.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	22	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Bryan A. Ward (Age 55)	Trustee	Indefinite Term; Trustee since inception in 2006.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	22	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

INTERESTED TRUSTEE

R. Joseph Dougherty[2] (Age 40)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006.	Team Leader of the Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	22	None	Positions and experience at Highland; continuing service as President and Chief Executive Officer of the Trust; significant executive and financial experience.

OFFICERS
	Position(s)	Term of Office and Length of	Principal Occupation(s)
Name and Age	with each Fund	Time Served	During Past Five Years
R. Joseph Dougherty (Age 40)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2010; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 40)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (Age 35)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Matthew S. Okolita (Age 29)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since May 2010	Chief Compliance Officer of the Adviser and Cummings Bay Capital Management, L.P. since May 2010; Chief Compliance Officer of Highland Capital Management Europe, LTD (an FSA registered adviser) and certain other investment advisers affiliated with the Adviser since June 2010; Compliance Manager of the Adviser from March 2008 to May 2010; Legal Associate at NewStar Financial Inc. (a commercial finance company) from August 2006 to December 2007; Compliance Associate at Commonwealth Financial Network (a registered investment adviser/broker-dealer) from January 2004 to August 2006.

[1]	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Adviser as of the date of this SAI.

[2]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.

Qualifications of Trustees
     The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
     In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.
Trustees’ Compensation
     The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal period September 1, 2009 through June 30, 2010.

		Pension or
		Retirement		Total
	Aggregate	Benefits Accrued		Compensation
	Compensation	as	Estimated Annual	From
Name of	From the	Part of the	Benefits Upon	the Highland
Trustee	Fund(1)	Fund's Expense	Retirement	Fund Complex
Interested Trustee
R. Joseph Dougherty.	None	$0	$0	$0
Independent Trustees
Timothy K. Hui	None	$0	$0	$112,500
Scott F. Kavanaugh	None	$0	$0	$112,500
James F. Leary	None	$0	$0	$112,500
Bryan A. Ward	None	$0	$0	$112,500

(1)	The Fund has not commenced operations as of the date of this SAI and, therefore, has not yet offered any shares for sale as of the date hereof.
     Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.
Role of the Board of Trustees, Leadership Structure and Risk Oversight
The Role of the Board of Trustees
     The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, and the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure and Leadership
     The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. R. Joseph Dougherty, also serves as President and Chief Executive Officer of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. The Board believes that Mr. Dougherty’s roles as both Chairman of the Board and President and Chief Executive Officer of the Trust facilitates communications between the Adviser and the Board and helps to enhance the remaining Trustees’ understanding of the operations of the Adviser and the Trust. Mr. Dougherty is an “interested person” of the Trust (an “Interested Trustee”) because of his position with Highland. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.
     Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Audit Committee met four times during the fiscal period September 1, 2009 through June 30, 2010. Mr. Kavanaugh acts as the Chairman of the Audit Committee.
     Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee did not meet during the fiscal period September 1, 2009 through June 30, 2010. The Nominating Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or another client of the Adviser. The Litigation

Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee met four times during the fiscal period September 1, 2009 through June 30, 2010. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal period September 1, 2009 through June 30, 2010. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.
     The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) Highland’s role in the operation of the Trust’s business; (ii) the extent to which the work of the Board is conducted through the standing Committees, each of whose meetings are chaired by an Independent Trustee and comprised of all Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Dougherty’s additional role with Highland, which enhances the Board’s understanding of the operations of the Adviser.
Board Oversight of Risk Management
     The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.
     In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership
     The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2010.

Aggregate Dollar
Range of Equity
Securities Owned in
	Dollar Range of	All Funds Overseen
	Equity Securities	by Trustee in the
Name of	Owned in	Highland Fund
Trustee	the Fund	Complex
Interested Trustee
R. Joseph Dougherty.	None	Over $100,000
Independent Trustees
Timothy K. Hui	None	$1-$10,000
Scott F. Kavanaugh	None	$10,001-$50,000
James F. Leary	None	$10,001-$50,000
Bryan A. Ward	None	$1-$10,000
Trustee Positions
     As of December 31, 2010, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter or any person controlling, controlled by or under common control with any such entities.
Code of Ethics
     The Fund and the Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.
Anti-Money Laundering Compliance
     The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.
Proxy Voting Policies

     The Board has delegated voting of proxies in respect of the Fund’s portfolio holdings to the Adviser to vote the Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. Pursuant to the Adviser’s Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policies are attached as Appendix B.
     The Fund’s proxy voting record for the most recent 12 month period ended June 30 will be available (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.
Policy on Disclosure of Portfolio Holdings
     The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Funds, the Adviser or any other person for these disclosures. A list of the entities that receive the Fund’s portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end
     The largest five portfolio holdings are posted to the Highland Funds website on a monthly basis. In addition, certain service providers to the Fund, Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end. If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.
     Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, the Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.
     Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).
     Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form

N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.
     The Fund’s top five holdings also are posted on the Fund’s website at www.highlandfunds.com no sooner than 10 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.
     Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.
INVESTMENT ADVISORY SERVICES
     Highland serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Under the Investment Advisory Agreement with the Fund, Highland receives a monthly fee, computed and accrued daily, at the annual rate of [•]% of the Average Daily Managed Assets of the Fund. “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
     Under each Investment Advisory Agreement, Highland, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, Highland also provides certain administration services to the Fund. See “Administrator/Sub-Administrator” below.
     Highland carries out its duties under the Investment Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.
     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.
     Conflicts of Interests. Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and its similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
     Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any management fees as of the date hereof.
INFORMATION REGARDING THE PORTFOLIO MANAGER
     The portfolio manager of the Fund is Greg Stuecheli. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.
     As of [•], Greg Stuecheli managed the following client accounts:

Total Assets with
			# of Accounts	Performance-
	Total	Total	Managed with	Based
	# of Accounts	Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:.	[•]	[•]	[•]	[•]
Other Pooled Investment Vehicles:	[•]	[•]	[•]	[•]
Other Accounts:	[•]	[•]	[•]	[•]

Compensation Structure — Highland
     Each of Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
     Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
     Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
Conflicts of Interest — Highland
     Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.
Ownership of Securities
     As of the date of this SAI, the Fund has not offered any securities.

ADMINISTRATOR/SUB-ADMINISTRATOR
     Under an administration agreement dated as of December 4, 2006, as amended from time to time, Highland provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space to the Fund. Highland receives a monthly administration fee from the Fund, computed and accrued daily, at an annual rate of [0.20]% of the Fund’s Average Daily Managed Assets. The Fund pays all expenses other than those paid by Highland, including but not limited to printing and postage charges and securities registration and custodian fees. [[Under a separate sub-administration agreement, dated as of December 4, 2006, as amended from time to time Highland has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) 760 Moore Road, King of Prussia, Pennsylvania 19406, and pays BNY a portion of the fee it receives from the Fund (0.01% of average gross assets). BNY has agreed to provide corporate secretarial services, prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC, and prepare various materials required by any state securities commission having jurisdiction over the Fund.]]
     Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any administration fees as of the date hereof.
ACCOUNTING SERVICES AGENT
     BNY provides accounting services to the Fund pursuant to an accounting services agreement with the Trust dated as of December 4, 2006, as amended from time to time. BNY receives a monthly accounting services fee from the Fund, computed and accrued daily, at an annual rate of 0.065% of the total assets of the Fund for the first $200 million, 0.045% of the total assets of the Fund for the next $200 million and 0.025% of the total assets of the Fund over $400 million, subject to annual monthly minimum fee of $6,666, exclusive of out of pocket expenses.

UNDERWRITER
     Shares of the Fund are offered for sale on a continuous basis through the Fund’s principal underwriter, BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Underwriter”). The Underwriter will use all reasonable efforts in connection with distribution of shares of the Fund.
     The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC, auditing and filing fees in connection with registration of its shares under the various state blue sky laws, the cost of preparation of the prospectuses and other expenses.
     Highland performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays Highland for promotion and distribution expenses incurred by it in respect of the Fund (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Fund) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay Highland fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.
DISTRIBUTION AND SERVICE FEE PLAN
     The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee to the Underwriter at the annual rate of [0.35]% of the average daily net assets attributable to Class A shares, [0.70]% of the average daily net assets attributable to Class B shares and [0.85]% of average daily net assets attributable to Class C shares of the Fund. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. The Trustees of the Fund have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit the Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.
     The Underwriter may pay certain Financial Advisors whose clients own shares of the Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Shareowner Guide — How to Invest in the Highland Funds—Distribution and Service Fees” in Appendix C in the Prospectus/Proxy Statement for additional information on “revenue sharing” payments. The Underwriter and the Adviser will not agree to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding [0.10% and 0.75%] of the average daily net assets attributable to Class A and Class C shares, respectively. Any shareholder purchasing shares of a fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.
TRANSFER AGENT
     BNY provides transfer agency and dividend disbursing services for the Fund. As part of these services, BNY maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.

CUSTODIAN
     PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian for the Fund. PFPC Trust Company is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, located at [ ], is the independent registered public accounting firm for the Acquiring Fund. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.
     The Acquiring Fund has not commenced operations as of the date of this SAI and so has not issued its first annual or semiannual report. When available, copies of the annual or semiannual report may be obtained at no charge by calling the Fund at (877) 665- 1287.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
     Subject to the overall review of the Fund’s Board of Trustees, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).
Commission Rates; Brokerage and Research Services
     The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
     Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any brokerage commissions as of the date hereof.
Certain Affiliations
     The Fund and Highland are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
     Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any brokerage commissions on transactions with NexBank.
     In addition to the affiliation with NexBank, the Fund and Highland are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of Highland. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by Highland (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which the Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.
     The Fund’s Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between Highland and the Fund.
DESCRIPTION OF THE FUND’S SHARES
     The Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. The Fund currently offers Class A, Class B (no longer offered for sale), Class C and Class Z Shares. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.
     There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. At the option of the shareholder, shares will be redeemed at net asset value (“NAV”), subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the Prospectus/Proxy Statement.
     The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing their shares.
Description of the Trust
     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.
     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.
Trust Matters
     The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.
     Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.
Shareholder Approval
     Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.
Information for Shareholders
     All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Underwriter, BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. For assistance, call (877) 665-1287 or visit the Fund’s website at www.highlandfunds.com.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
     As of the date of this SAI, the Fund has not offered any securities.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
     The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus/Proxy Statement.
Right of Accumulation (Class A Shares Only)
     Reduced sales charges on Class A Shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus/Proxy Statement). The applicable sales charge is based on the combined total of:
1. the current purchase; and
2. the value at the public offering price at the close of business on the previous day of the Fund’s and any Participating Fund’s Class A Shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.
     The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent (Class A Shares Only)
     Any person may qualify for reduced sales charges on purchases of Class A Shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
     During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.
     If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.
     If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.
     Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege (Class A and C Shares Only)
     A shareholder who has redeemed Class A or Class C Shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.
Privileges of Financial Advisors
     Class A Shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.
Privileges of Certain Shareholders
     Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.
Sponsored Arrangements
     Class A Shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
     Class A Shares may also be purchased at a reduced or zero sales charge by clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.
Waiver of CDSCs
     CDSCs may be waived on redemptions in the following situations with the proper documentation:
1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).
     The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.
INCOME TAX CONSIDERATIONS
     The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.
Taxation of the Fund
     The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:
     (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);
     (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than

5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and
     (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
     In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet diversification test in (b) above.
     If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
     If the Fund were to fail to meet the income or diversification test described in (a) and (b) above, the Fund could in some cases cure such a failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income retained by the Fund will be subject to Fund-level tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
     In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
     If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     The Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, the Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. The Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
     Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Very generally, instead, subject to certain limitations, the Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund has incurred net capital losses in a taxable year beginning before December 22, 2010, including any losses incurred by the Highland Floating Rate Advantage Fund or Highland Floating Rate Fund (each, an “Acquired Fund”) in any such taxable year of that Acquired Fund and “carried over” to the Fund in connection with the Reorganization (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years to offset any capital gains realized during such subsequent taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.

     If the Fund incurs net capital losses in taxable years beginning after December 22, 2010, including, if applicable and subject to certain limitations, any losses incurred by an Acquired Fund in any such taxable year of the Acquired Fund that have “carried over” to the Fund in connection with the Reorganization, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term capital gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.
     The Fund’s ability to use certain of the net capital losses carried over from the Acquired Funds to offset the Fund’s capital gains will be limited by certain “loss limitation” provisions under the Code. The Fund’s net capital losses could be subject to additional limitations in the future as a result of any future acquisitive reorganizations or shifts in ownership of the Fund by certain 5% shareholders. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.
     Fund Distributions
     Distributions are taxable to shareholders even if they are paid from gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
     The Fund will send you information after the end of each calendar year (generally on an IRS Form 1099) setting the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (as defined below) may also be subject to state, local or other taxes.
     For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund (generally on an IRS Form 1099) as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.
     In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The Fund does not expect a significant portion of Fund distributions to be eligible for treatment as qualified dividend income.
     Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund does not expect a significant portion of Fund distributions to be eligible for this corporate dividends-received deduction.
     If the Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report (generally on an IRS Form 1099) a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
     Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Return of Capital Distributions
     If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
     Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.
Tax Implications of Certain Fund Investments
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
     A substantial portion of the Fund’s investments in loans and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.
     Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.
     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain or ordinary dividend, respectively, than they would in the absence of such transactions.
     Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for the Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
     A portion of the OID paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.
     The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
     The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent years.
     Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease the Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.
     The Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
     In addition, certain of the Fund’s derivatives transactions and investments foreign currency-denominated debt instruments as well as any of the Fund’s transactions in foreign currencies or its hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
     To the extent the Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
Backup Withholding
     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Sale, Exchange or Redemption of Fund Shares
     The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
     Shareholders may be entitled to offset their Capital Gain Dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.
Tax Shelter Reporting Regulations
     Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
     Distributions properly designated Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.
     However, effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.
     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
     A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
     Foreign shareholders with respect to whom income from the Fund is effectively connect with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.
     Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply.
     In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.
     A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Tax-Exempt Shareholders
     Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

     A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
     CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets
     Effective for taxable years beginning after March 18, 2010, and subject to specified exceptions, certain individuals (and, to the extent provided in forthcoming U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any).Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
     New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.
     The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance), to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and interest-related and short-term capital gain dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as they provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
     Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.
Shares Purchased Through Tax Qualified Plans
     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Trust as an investment through such plans and the precise effect of an investment on their particular tax situation.
General Considerations
     The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.
APPENDIX A — RATINGS CATEGORIES
     Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).
Moody’s
Long-term Obligation Ratings
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Obligation Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Long-term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation, (ii) nature of and provisions of the obligation, and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations or which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
SPUR (S&P’s Underlying Rating)
This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
1.1 THIS PROXY VOTING POLICY (THE “POLICY”) APPLIES TO SECURITIES HELD IN CLIENT ACCOUNTS (INCLUDING REGISTERED INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES) AS TO WHICH THE ABOVE-CAPTIONED INVESTMENT ADVISER (THE “COMPANY”) HAS VOTING AUTHORITY, DIRECTLY OR INDIRECTLY. INDIRECT VOTING AUTHORITY EXISTS WHERE THE COMPANY’S VOTING AUTHORITY IS IMPLIED BY A GENERAL DELEGATION OF INVESTMENT AUTHORITY WITHOUT RESERVATION OF PROXY VOTING AUTHORITY.
1.2 THE COMPANY SHALL VOTE PROXIES IN RESPECT OF SECURITIES OWNED BY OR ON BEHALF OF A CLIENT IN THE CLIENT’S BEST ECONOMIC INTERESTS AND WITHOUT REGARD TO THE INTERESTS OF THE COMPANY OR ANY OTHER CLIENT OF THE COMPANY.
2. Voting; Procedures
     2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.
     2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.
The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.
     2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis

& Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.
     2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Highland’s Compliance Department at least quarterly.
          2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.
     2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.
3. Conflicts of Interest
3.1 VOTING THE SECURITIES OF AN ISSUER WHERE THE FOLLOWING RELATIONSHIPS OR CIRCUMSTANCES EXIST ARE DEEMED TO GIVE RISE TO A MATERIAL CONFLICT OF INTEREST FOR PURPOSES OF THIS POLICY:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
3.2 NOTWITHSTANDING THE FOREGOING, A CONFLICT OF INTEREST DESCRIBED IN SECTION 3.1 SHALL NOT BE CONSIDERED MATERIAL FOR THE PURPOSES OF THIS POLICY IN RESPECT OF A SPECIFIC VOTE OR CIRCUMSTANCE IF:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
4.1 THE COMPANY SHALL RETAIN RECORDS RELATING TO THE VOTING OF PROXIES, INCLUDING:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.
     4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.4 Records of each vote cast by the Company on behalf of Clients.
     4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 THESE RECORDS SHALL BE MAINTAINED AND PRESERVED IN AN EASILY ACCESSIBLE PLACE FOR A PERIOD OF NOT LESS THAN FIVE YEARS FROM THE END OF THE COMPANY’S FISCAL YEAR DURING WHICH THE LAST ENTRY WAS MADE IN THE RECORDS, THE FIRST TWO YEARS IN AN APPROPRIATE OFFICE OF THE COMPANY.
4.3 THE COMPANY MAY RELY ON PROXY STATEMENTS FILED ON THE SEC’S EDGAR SYSTEM OR ON PROXY STATEMENTS AND RECORDS OF VOTES CAST BY THE COMPANY MAINTAINED BY BROADRIDGE.
4.4 RECORDS RELATING TO THE VOTING OF PROXIES FOR SECURITIES HELD BY INVESTMENT COMPANY CLIENTS WILL BE REPORTED PERIODICALLY, AS REQUESTED, TO THE INVESTMENT COMPANY’S BOARD OF TRUSTEES AND, TO THE SEC ON AN ANNUAL BASIS PURSUANT TO FORM N-PX.
4.5 IF AT ANY TIME ANY PERSON IS PRESSURED OR LOBBIED EITHER BY COMPANY PERSONNEL OR AFFILIATES OR THIRD PARTIES WITH RESPECT TO A PARTICULAR SHAREHOLDER VOTE, HE OR SHE SHOULD PROVIDE INFORMATION REGARDING SUCH ACTIVITY TO THE CCO, WHO WILL KEEP A RECORD OF THIS INFORMATION.
4.6 COMPLIANCE OVERSEES THE IMPLEMENTATION OF THIS PROCEDURE, INCLUDING OVERSIGHT OVER VOTING AND THE RETENTION OF PROXY BALLOTS VOTED. THE CCO MAY REVIEW PROXY VOTING PURSUANT TO THE FIRM’S COMPLIANCE PROGRAM.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009, and April 16, 2010.

FINANCIAL STATEMENTS
Highland Floating Rate Advantage Fund
     The audited financial statements, financial highlights and report of independent registered public accounting firm relating to Highland Floating Rate Advantage Fund included in Highland Floating Rate Advantage Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2010, and filed electronically on Form N-CSR on September 7, 2010 (File No. 811-09709; Accession No. 0000950123-10-084230), are hereby incorporated by reference into this SAI.
     Highland Floating Rate Advantage Fund’s unaudited financial statements appearing in the Semiannual Report to Shareholders for the period ended December 31, 2010 are included below.

FINANCIAL STATEMENTS

December 31, 2010	Highland Floating Rate Advantage Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distributions reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
2 | Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

December 31, 2010	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 96.6%

AEROSPACE - 3.7%
	Delta Air Lines, Inc.
	Term Loan,
1,989,924	8.75%, 09/27/13	2,011,067
	Term Loan Equipment Notes,
2,816,455	3.80%, 09/29/12	2,717,879
	Hawker Beechcraft Acquisition Co. LLC
	Series A New Term Loan,
1,658,688	10.50%, 03/26/14	1,663,250
	TransDigm, Inc.
	Term Loan,
2,000,000	5.00%, 12/06/16	2,022,380
	US Airways Group, Inc.
	Term Loan,
10,625,753	2.79%, 03/21/14	9,603,025

		18,017,601

BROADCASTING - 3.5%
	ComCorp Broadcasting, Inc.
	Revolving Loan,
271,635	9.00%, 10/03/12 (b) (c)	247,134
	Term Loan,
2,717,483	9.00%, 04/03/13 (b) (c)	2,472,366
	Cumulus Media, Inc.
	Replacement Term Loan,
4,966,937	4.01%, 06/11/14	4,632,911
	Entercom Radio LLC
	Term A Loan,
3,910,350	1.43%, 06/29/12	3,806,726
	Young Broadcasting, Inc.
	Term Loan,
6,145,041	8.00%, 06/30/15 (b)	6,175,766

		17,334,903

CABLE/WIRELESS VIDEO - 5.5%
	Broadstripe, LLC
5,143,947	DIP Revolver, 5.05% (c) (d)	5,133,659
	First Lien Term Loan,
49,805,220	06/30/11 (c) (e)	19,583,413
1,428,203	Revolver, PIK, 06/30/11 (c) (e)	561,569
	WideOpenWest Finance, LLC
	Series A New Term Loan,
1,826,962	6.76%, 06/30/14	1,794,999

		27,073,640

CHEMICALS - 2.0%
	W.R. Grace & Co.
2,637,523	5 Year Revolver, 5.25%	4,859,635
2,637,523	Revolving Credit Loan, 5.25%	4,859,635

		9,719,270

CONSUMER DURABLES - 0.7%
	Playpower, Inc.
3,656,182	USD ABR Loan, 06/30/12	3,153,457
	Water PIK, Inc.
	First Lien Term Loan,
270,140	3.51%, 06/15/13 (d)	250,386

		3,403,843

CONSUMER NON-DURABLES - 0.6%
	KIK Custom Products, Inc.
	First Lien Canadian Term Loan,
502,964	2.56%, 06/02/14	431,709
	First Lien U.S. Term Loan,
2,933,954	2.56%, 06/02/14	2,518,301

		2,950,010

DIVERSIFIED MEDIA - 2.0%
	Cengage Learning Acquisitions, Inc.
	Term Loan,
6,913,226	2.55%, 07/03/14	6,534,104
	Cydcor, Inc.
	First Lien Tranche B Term Loan,
3,013,774	9.00%, 02/05/13	2,921,493
	Endurance Business Media, Inc.
	Term Loan,
1,523,567	6.50%, 12/14/14	457,070

		9,912,667

ENERGY - 4.2%
	Alon USA Energy, Inc.
	Edington Facility,
192,631	2.54%, 08/05/13	149,048
	Paramount Facility,
1,541,046	2.53%, 08/05/13	1,192,385
	Big West Oil, LLC
	Term Loan,
4,476,000	7.00%, 03/31/16	4,543,140
	Calumet Lubricants Co., LP
	Credit Linked Letter of Credit,
854,375	4.14%, 01/03/15 (f)	826,607
	Term Loan,
6,277,694	4.29%, 01/03/15 (f)	6,073,669
	Venoco, Inc.
	Second Lien Term Loan,
7,943,036	4.31%, 05/07/14	7,648,468

		20,433,317

FINANCIAL - 4.1%
	AGFS Funding Co.
	Term Loan,
10,000,000	7.25%, 04/21/15	10,167,100
	Checksmart Financial Co.
	Second Lien Term Loan,
2,500,000	5.80%, 05/01/13	250,000
	Nuveen Investments, Inc.
	Extended First Lien Term Loan,
3,233,040	5.80%, 05/13/17	3,136,049
	First Lien Term Loan,
2,766,960	3.30%, 11/13/14	2,649,945
	Second Lien Term Loan,
3,000,000	12.50%, 07/31/15 (g)	3,256,245
	Online Resources Corp.
	Term Loan,
432,353	2.51%, 02/21/12	429,110

		19,888,449

FOOD AND DRUG - 1.1%
	Burger King Corp.
	Tranche B Term Loan,
1,750,000	6.25%, 10/19/16	1,779,033
	Rite Aid Corp.
	Tranche 2 Term Loan,
1,468,508	2.02%, 06/04/14	1,343,376
	Tranche 3 Term Loan,
2,468,875	6.00%, 06/04/14	2,457,036

		5,579,445

See accompanying Notes to Financial Statements. | 3

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

FOOD/TOBACCO - 2.9%
	DS Waters of America, Inc.
	Term Loan,
2,713,333	2.53%, 10/29/12	2,659,067
	DSW Holdings, Inc.
	Term Loan,
2,500,000	4.29%, 03/02/12	2,412,500
	OSI Restaurant Partners, LLC
	Pre-Funded RC Term Loan,
830,721	1.44%, 06/14/13	795,270
	Term Loan,
8,597,966	2.63%, 06/14/14	8,231,047

		14,097,884

FOREST PRODUCTS/CONTAINERS - 3.3%
	Graham Packaging Co., L.P.
7,148,750	Term Loan D, 6.00%, 09/23/16	7,252,657
	Smurfit Stone Container
	Enterprises, Inc.
	Exit Term Loan,
8,706,250	6.75%, 07/15/16	8,866,358

		16,119,015

GAMING/LEISURE - 4.1%
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A Credit-Linked
14,595,267	Deposit, 06/08/11 (e)	839,228
	First Lien Tranche B Term Loan,
31,288,508	06/08/11 (e)	1,799,089
	Second Lien Term Loan,
7,000,000	06/08/12 (e)	35,000
	Green Valley Ranch Gaming LLC
4,560,000	Second Lien Term Loan, 08/16/14 (e)	153,900
	Las Vegas Sands, LLC
	Delayed Draw I Term Loan,
1,014,484	3.03%, 11/23/16	977,425
	Tranche B Term Loan,
5,042,764	3.03%, 11/23/16	4,858,552
	LLV Holdco, LLC
	Exit Revolving Loan,
2,310,725	15.00%, 12/31/12 (b) (d) (g)	2,287,618
	Nevada Land Group, LLC
	First Lien Initial Loan, PIK,
327,020	40.26%, 11/10/13	328,656
	Second Lien Initial Loan,
811,251	10.00%, 11/12/13 (g)	815,307
	Tamarack Resort, LLC
332,579	Term Loan (e)	266,063
	VML US Finance, LLC
	Term B Delayed Draw Project Loan,
2,092,446	4.80%, 05/25/12	2,095,062
	Term B Funded Project Loan,
5,502,808	4.80%, 05/27/13	5,509,686
	WAICCS Las Vegas 3 LLC
13,000,000	Second Lien Term Loan (e)	97,500

		20,063,086

HEALTHCARE - 8.9%
	CCS Medical, Inc.
	First Lien Term Loan,
18,595,097	9.00%, 03/31/15 (b)	16,456,661
	Second Lien Term Loan, PIK,
6,618,013	11.00%, 03/31/16 (b)	4,185,893
	DaVita, Inc.
	Tranche B Term Loan,
2,400,000	4.50%, 10/20/16	2,425,692
	Graceway Pharmaceuticals, LLC
7,015,628	Mezzanine Loan, 11/01/13 (e)	72,027
	HCA, Inc.
	Tranche B-1 Term Loan,
4,000,000	2.55%, 11/18/13	3,969,280
	LifeCare Holdings
11,158,139	Term Loan, 4.54%, 08/10/12	10,907,081
	MedAssets, Inc.
2,000,000	Term Loan, 5.25%, 11/16/16	2,013,750
	Physiotherapy Associates, Inc./
	Benchmark Medical, Inc.
	Second Lien Term Loan,
1,500,000	12.00%, 12/31/13	1,050,000
	Rehabcare Group, Inc.
2,768,402	Term Loan B, 6.00%, 11/24/15	2,789,165

		43,869,549

HOUSING (e) - 0.9%
	EH/Transeastern, LLC/TE TOUSA
4,000,000	Term Loan (c)	—
	Kyle Acquisition Group LLC
1,692,857	Facility B	152,357
1,307,143	Facility C, 07/20/11	117,643
	LBREP/L-Suncal Master I, LLC
4,848,813	First Lien Term Loan	72,732
	November 2005 Land Investors, LLC
	First Lien New Term Loan,
1,556,102	03/31/11	326,782
	Westgate Investments, LLC
19,432,275	Senior Secured Loan	3,563,923
	Third Lien Term Loan,
6,799,724	06/30/15	24,197
	Withers Preserve MB-I
4,237,189	B-Note (c)	243,638

		4,501,272

INFORMATION TECHNOLOGY - 7.3%
	CDW LLC (Fka CDW Corp.)
	Extended Term Loan,
6,628,159	5.26%, 07/15/17	6,588,125
	Fifth Third Processing Solutions, LLC
	First Lien Term Loan B,
6,800,000	5.50%, 11/03/16	6,868,000
	Freescale Semiconductor, Inc.
	Extended Maturity Term Loan,
6,964,573	4.51%, 12/01/16	6,745,468
	Infor Enterprise Solutions Holdings, Inc.
	First Lien Extended Delayed Draw
2,494,243	Term Loan, 6.02%, 07/28/15	2,397,591
	First Lien Extended Initial U.S.
4,862,867	Term Loan, 6.02%, 07/28/15	4,674,431
	Kronos, Inc.
	Second Lien Term Loan,
5,000,000	6.05%, 06/11/15	4,901,250
	Vertafore, Inc.
3,482,500	Term Loan, 6.75%, 07/29/16 (f)	3,507,347

		35,682,212

4 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

MANUFACTURING - 2.6%
	Dana Holdings Corp.
	Term Advance,
4,173,112	4.53%, 01/30/15	4,211,714
	Goodman Global, Inc.
	Initial First Lien Initial Term Loan,
3,690,750	5.75%, 10/28/16	3,716,714
	Pinafore, LLC
4,824,579	Term Loan B, 6.25%, 09/29/16	4,898,467

		12,826,895

METALS/MINERALS - 0.8%
	Euramax International, Inc.
	Domestic Term Loan (Cash Pay),
2,075,117	10.00%, 06/29/13	1,997,300
	Domestic Term Loan, PIK,
1,966,191	12.00%, 06/29/13	1,892,459

		3,889,759

RETAIL - 5.0%
	Burlington Coat Factory Warehouse Corp.
2,097,054	Term Loan, 2.53%, 05/28/13	2,068,219
	Guitar Center, Inc.
4,020,474	Term Loan, 3.77%, 10/09/14	3,759,144
	Gymboree Corp.
2,800,000	Term Loan, 5.50%, 11/23/17 (f)	2,819,909
	Michaels Stores, Inc.
	B-1 Term Loan,
2,994,110	2.56%, 10/31/13	2,918,883
	B-2 Term Loan,
1,358,828	4.81%, 07/31/16	1,361,804
	Neiman Marcus Group, Inc.
	Tranche B-2 Term Loan,
1,413,055	4.30%, 4/06/16	1,402,457
	Spirit Finance Corp.
11,560,000	Term Loan, 3.29%, 08/01/13	10,360,650

		24,691,066

SERVICE - 9.5%
	Advantage Sales & Marketing Inc.
	First Lien Term Loan,
1,000,000	5.25%, 12/17/17 (f)	1,004,380
	Asurion, LLC (fka Asurion Corp.)
	Tranche B-2 Incremental Term Loan,
15,000,000	6.75%, 03/31/15	15,073,125
	First Data Corp.
	Initial Tranche B-1 Term Loan,
10,193,353	3.01%, 09/24/14	9,443,428
	Sabre, Inc.
5,256,409	Initial Term Loan, 2.27%, 09/30/14	4,828,012
	Safety-Kleen Systems, Inc.
	Synthetic Letter of Credit Loan,
639,901	3.31%, 08/02/13	607,906
	Term Loan B,
2,943,545	3.31%, 08/02/13	2,796,368
	Total Safety U.S., Inc.
	Second Lien Term Loan,
1,000,000	6.79%, 12/08/13	841,250
	Travelport, LLC
	Tranche S Term Loan,
12,600,000	4.80%, 08/21/15	11,887,344

		46,481,813

TELECOMMUNICATIONS - 11.9%
	Avaya, Inc.
9,158,067	Term B-1 Loan, 3.03%, 10/24/14	8,709,322
	Digicel International Finance, Ltd.
	Tranche A — T&T,
600,048	2.81%, 09/30/12	597,798
	U.S. Term Loan,
4,100,413	2.81%, 03/30/12	4,085,036
	Fairpoint Communications, Inc.
11,815,790	Term Loan B, 03/31/15 (e)	8,467,963
	Getty Images, Inc.
7,954,760	Initial Term Loan , 5.25%, 11/07/16	8,033,313
	Knowledgepoint360 Group, LLC
	Second Lien Term Loan,
1,000,000	7.28%, 04/13/15	610,000
	Level 3 Financing, Inc.
	Tranche A Term Loan,
7,513,071	2.54%, 03/13/14	7,127,463
	Tranche B Term Loan,
1,000,000	11.50%, 03/13/14	1,083,440
	Syniverse Holdings, Inc.
1,800,000	Term Loan, 12/21/17 (f)	1,823,067
	U.S. Telepacific Corp.
	Term Loan Advance,
1,985,000	9.25%, 08/17/15	2,007,182
	Univision Communications, Inc.
	Extended First-Lien Term Loan,
16,807,206	4.51%, 03/31/17	16,016,763

		58,561,347

TRANSPORTATION - AUTOMOTIVE - 4.2%
	Federal-Mogul Corp.
	Tranche B Term Loan,
4,488,520	2.21%, 12/29/14	4,234,178
	Tranche C Term Loan,
2,435,131	2.20%, 12/28/15	2,297,144
	Ford Motor Co.
	Tranche B-1 Term Loan,
6,299,879	3.03%, 12/15/13	6,298,272
	Key Safety Systems, Inc.
	First Lien Term Loan,
8,509,792	2.52%, 03/08/14	7,956,655

		20,786,249

TRANSPORTATION - LAND TRANSPORTATION - 0.8%
	JHT Holdings, Inc
	Second Lien Term Loan, PIK,
20,293	12.50%, 12/24/13 (c)	5,207
	SIRVA Worldwide, Inc.
	Revolving Credit Loan (Exit Finance),
783,657	PIK, 13.00%, 05/12/12 (d)	536,805
	Second Lien Term Loan,
4,342,533	12.00%, 05/12/15	1,737,013
	Term Loan (Exit Finance), PIK,
1,774,348	13.00%, 05/12/12	1,410,607

		3,689,632

UTILITY - 7.0%
	Dynegy Holdings, Inc.
	Letter of Credit Facility Term Loan,
9,258,503	4.02%, 04/02/13	9,209,340
	Tranche B Term Loan,
737,685	4.02%, 04/02/13	733,768
	EBG Holdings LLC
4,305,378	Term Loan, PIK, 11.25%, 12/20/16	31,473
See accompanying Notes to Financial Statements. | 5

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

UTILITY (continued)
	GBGH, LLC
	First Lien Term Loan,
1,762,115	4.00%, 06/09/13 (c)	970,220
	Second Lien Term Loan, PIK,
635,879	12.00%, 06/09/14 (c) (g)	—
	New Development Holdings, LLC
3,455,513	Term Loan, 7.00%, 07/03/17	3,519,682
	Texas Competitive Electric
	Holdings Co., LLC
	Initial Tranche B-1 Term Loan,
2,480,769	3.76%, 10/10/14	1,924,023
	Initial Tranche B-2 Term Loan,
23,002,801	3.76%, 10/10/14	17,840,398

		34,228,904

	Total US Senior Loans (Cost $638,377,297)	473,801,828

Principal Amount
Foreign Denominated or Domiciled Senior Loans (a) - 16.3%

AUSTRALIA - 1.8%
AUD
	SMG H5 Pty., Ltd.
	Facility A Term Loan,
9,288,284	7.20%, 12/24/12	9,119,760

AUSTRIA - 0.8%
EUR
	Sacher Funding Ltd.
11,868,941	Euro Term Loan, 05/14/14 (e)	4,212,519

CANADA - 1.6%
USD
	CCS, Inc.
5,870,832	Term Loan, 3.29%, 11/14/14	5,288,651
	Novelis, Inc.
2,500,000	Term Loan, 5.25%, 12/17/16 (f)	2,535,938

		7,824,589

FRANCE - 0.4%
EUR
	Vivarte
	Acquisition Facility,
1,719,247	2.82%, 03/08/16 (d)	1,916,275

GERMANY - 0.8%
EUR
	Lavena Holding 3 GmbH
3,281,978	Facility D, 4.89%, 09/02/16	3,678,637
	Schieder Mobel Holding, GmbH
360,441	Delayed Draw Term Loan (c) (e)	88,876

		3,767,513

IRELAND - 0.8%
USD
	SSI Investments II LLC
3,980,000	Term Loan, 6.50%, 05/26/17	4,019,820

ITALY - 0.5%
EUR
	Wind Telecomunicazioni S.p.A.
	B1 Term Loan Facility,
1,489,630	05/27/13 (e) (h)	1,179,058
	C1 Term Loan Facility,
1,489,630	05/26/14 (e) (h)	1,179,058

		2,358,116

SPAIN - 1.1%
EUR
	Grupo Gasmedi, S.L.
	Second Lien Tranche E Term Loan,
1,666,667	5.84%, 02/11/16	1,811,084
	Tranche B Term Loan,
1,409,008	3.59%, 08/11/14	1,776,831
	Tranche C Term Loan,
1,409,008	4.09%, 08/11/15	1,776,831

		5,364,746

UNITED KINGDOM - 7.2%
GBP
	All3Media Intermediate Ltd.
	Facility B1,
663,243	3.10%, 08/31/14	934,569
	Facility C,
4,281,271	3.62%, 08/31/15	6,032,697
	Facility D,
3,000,000	5.49%, 02/29/16	3,640,150
	Mezzanine Loan, PIK,
4,306,867	9.75%, 08/31/16	4,551,573
	Ansco UK Finance Co. Ltd.
	Tranche B Term Loan,
655,455	3.13%, 03/08/12	1,021,086
	Henson No. 4 Ltd.
	Facility B,
1,378,514	4.33%, 01/24/14	1,812,955
	Facility C,
1,378,514	5.08%, 01/26/15	1,823,746
	Highland Acquisitions Ltd.
	Facility B,
1,000,000	4.74%, 12/31/14	1,388,212
	Facility C,
1,000,000	5.24%, 12/31/15	1,396,041
	Mezzanine Facility, PIK,
1,227,417	11.99%, 12/29/16	1,695,911
	Towergate Partnership Ltd.
	Facility A,
3,125,000	3.09%, 10/31/12	4,623,578
	Facility B,
3,125,000	3.59%, 10/31/13	4,623,578
	United Biscuits Holdco Ltd.
1,241,691	Facility B1, 3.09%, 12/15/14	1,867,377

		35,411,473

UNITED KINGDOM - 0.9%
USD
	All3Media Intermediate Ltd.
4,874,517	Facility B1, 2.82%, 08/31/14	4,246,923

6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)

UNITED STATES - 0.4%
GBP
	Knowledgepoint360 Group, LLC
	First Lien U.K. Term Loan,
1,570,018	3.99%, 04/13/14	1,966,486

	Total Foreign Denominated or Domiciled Senior Loans (Cost $107,259,652)	80,208,220

Principal Amount ($)
US Asset-Backed Securities (i) - 5.2%
	ACA CLO, Ltd.
	Series 2007-1A, Class D,
1,000,000	2.64%, 06/15/22 (j)	662,107
	ACAS CLO, Ltd.
	Series 2007-1A, Class D,
1,500,000	4.54%, 04/20/21 (j)	975,252
	Apidos CDO
	Series 2007-5A, Class C,
1,000,000	1.74%, 04/15/21 (j)	570,984
	Series 2007-CA, Class B,
3,000,000	1.09%, 05/14/20 (j)	1,974,919
	Babson CLO, Ltd.
	Series 2007-1A, Class C,
1,000,000	1.54%, 01/18/21 (j)	597,106
	Series 2007-2A, Class D,
1,000,000	1.99%, 04/15/21 (j)	666,191
	Series 2007-2A, Class E,
1,000,000	3.94%, 04/15/21	690,330
	Bluemountain CLO, Ltd.
	Series 2007-3A, Class D,
1,000,000	1.70%, 03/17/21 (j)	610,914
	Series 2007-3A, Class E,
1,000,000	3.85%, 03/17/21 (j)	572,774
	Cent CDO, Ltd.
	Series 2007-15A, Class C,
2,000,000	2.55%, 03/11/21 (j)	1,232,923
	Commercial Industrial Finance Corp.
	Series 2006-2A, Class B2L,
962,970	4.30%, 03/01/21 (j)	632,119
	Goldman Sachs Asset Management CLO, PLC,
	Series 2007-1A, Class D,
2,000,000	3.04%, 08/01/22 (j)	1,335,591
	Series 2007-1A, Class E,
847,661	5.29%, 08/01/22 (j)	607,250
	Greywolf CLO, Ltd
	Series 2007-1A, Class E,
814,466	4.23%, 02/18/21 (j)	540,441
	GSC Partners CDO Fund, Ltd.,
	Series 2007-8A, Class C,
1,000,000	1.76%, 04/17/21 (j)	572,659
	ING Investment Management
	Series 2007-5A, Class B,
6,000,000	1.39%, 05/01/22 (j)	3,994,739
	Inwood Park CDO, Ltd.
	Series 2006-1A, Class E,
1,000,000	3.79%, 01/20/21 (j)	687,088
	Landmark CDO
	Series 2007-9A, Class E,
1,000,000	3.79%, 04/15/21 (j)	602,782
	Madison Park Funding I Ltd.
	Series 2007-5A, Class D,
1,000,000	3.79%, 02/26/21 (j)	669,811
	Ocean Trails CLO
	Series 2007-2A, Class C,
2,500,000	2.64%, 06/27/22 (j)	1,482,579
	PPM Grayhawk CLO, Ltd.
	Series 2007-1A, Class D,
826,734	3.89%, 04/18/21 (j)	463,258
	Stanfield Daytona CLO, Ltd.
	Series 2007-1A, Class B1L,
1,000,000	1.64%, 04/27/21 (j)	576,616
	Stanfield McLaren CLO, Ltd.
	Series 2007-1A, Class B1L,
3,000,000	2.69%, 02/27/21 (j)	1,825,393
	Series 2007-1A, Class B2L,
951,289	4.79%, 02/27/21 (j)	513,768
	Stone Tower CLO, Ltd.
	Series 2007-6A, Class C,
4,000,000	1.64%, 04/17/21 (j)	2,329,942

	Total US Asset-Backed Securities (Cost $28,575,877)	25,387,536

Shares
Common Stocks (k) - 9.5%

AEROSPACE - 0.0%
6,946	Delta Air Lines, Inc.	87,520

BROADCASTING - 5.1%
	Communications Corp. of
152,363	America (b) (c)	—
10,233	Young Broadcasting, Inc. (b)	24,815,025

		24,815,025

CHEMICALS - 0.0%
103,200	Panda Hereford Ethanol, LP (c)	144,480

DIVERSIFIED MEDIA - 0.0%
127	Endurance Business Media, Inc.	12,850

ENERGY - 0.3%
691,076	Value Creation, Inc.	1,416,706

FINANCIAL - 0.0%
72,448	Sacher Funding Ltd. (c)	—

GAMING/LEISURE - 3.4%
	LLV Holdco, LLC - Series A
23,476	Membership Interest (b) (c)	8,807,327
	LLV Holdco, LLC - Series B
243	Membership Interest (b) (c)	797,242
	LLV Holdco, LLC - Series C
1,023	Membership Interest (b) (c)	—
	LLV Holdco, LLC - Series D
1,406	Membership Interest (b) (c)	—
	LLV Holdco, LLC - Series E
1,572	Membership Interest (b) (c)	—
	LLV Holdco, LLC - Series F
1,769	Membership Interest (b) (c)	—
	LLV Holdco, LLC - Series G
2,004	Membership Interest (b) (c)	—
279,999	Metro-Goldwyn-Mayer, Inc.	6,649,976
4	Nevada Land Group, LLC (c)	492,250

		16,746,795

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund

Shares		Value ($)
Common Stocks (continued)

HEALTHCARE - 0.3%
124,590	CCS Medical, Inc. (b)	1,557,375

METALS/MINERALS - 0.4%
5,542	Euramax International, Inc.	1,856,570

TRANSPORTATION - LAND TRANSPORTATION - 0.0%
2,023	JHT Holdings, Inc (c)	—

UTILITY - 0.0%
153,229	Entegra TC, LLC	61,292
3,178	GBGH, LLC (c)	—

		61,292

	Total Common Stocks (Cost $203,042,764)	46,698,613

Units
Warrants (k) - 0.0%

BROADCASTING - 0.0%
	Cerberus Bawag Investors (Sacher Warrants),
434,231	expires 05/14/14 (c)	—
	Young Broadcasting, Inc.,
8	expires 12/24/24 (b)	19,400

	Total Warrants (Cost $16,740)	19,400

Total Investments - 127.6%		626,115,597

(Cost of $977,272,330) (l)
Other Assets & Liabilities, Net — (27.6)%		(135,422,350)

Net Assets - 100.0%		$490,693,247

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland Floating Rate Advantage Fund (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by footnote (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2010. Senior loans, while exempt from registration under the Securities Act of 1933, (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Affiliated issuer. See Note 10.

(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designees in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $39,547,381, or 8.1% of net assets, were fair valued as under the Fund’s valuation procedures of December 31, 2010.

(d)	Senior Loan assets have additional unfunded loan commitments. See Note 9.

(e)	The issuer is, or in danger of being, in default of its payment obligation. Income is not being accrued.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	Fixed rate senior loan.

(h)	All or portion of the Loan is held on participation. See Note 7.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2010.

(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2010, these securities amounted to $24,697,206 or 5.0% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. federal income tax purposes is $982,244,933.

AUD	Australian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

USD	U.D. Dollar

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

CSF	Credit Suisse First Boston

DIP	Debtor-in-Possession

PIK	Payment-in-Kind
Foreign Denominated or Domiciled Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Broadcasting	4.7%
Financial	2.7%
Retail	2.0%
Diversified Media	1.9%
Healthcare	1.1%
Service	1.1%
Telecommunications	0.9%
Information Technology	0.8%
Metals/Minerals	0.5%
Food/Tobacco	0.4%
Gaming/Leisure	0.2%

Total	16.3%

Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

			Principal
Contracts			Amount		Unrealized
to Buy or		Counter-	Covered by		Appreciation/
to Sell	Currency	party	Contracts	Expiration	(Depreciation)*

Sell	AUD	CSF	8,752,307	04/15/11	$(360,247)
Sell	EUR	CSF	14,004,881	02/03/11	(220,050)
Sell	GBP	CSF	16,959,025	02/03/11	567,481
Sell	GBP	CSF	8,653,000	05/12/11	452,086

					$439,270

*	The primary risk exposure is foreign exchange contracts (See Notes 2 and 12).
8 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (unaudited)	Highland Floating Rate Advantage Fund

	($)

Assets:
Unaffiliated issuers, at value (cost $737,717,308)	558,293,790
Affiliated issuers, at value (cost $239,555,022) (Note 10)	67,821,807

Total investments, at value (cost $977,272,330)	626,115,597
Cash and foreign currency*	25,472,161
Unrealized appreciation on forward foreign currency contracts	1,019,567
Receivable for:
Investments sold	27,756,286
Dividend and interest receivable	3,364,115
Fund shares sold	92,327
Commitment fee and administration fee (Note 8)	96,967
Prepaid litigation fee	194,519
Other assets	145,401

Total assets	684,256,940

Liabilities:
Notes payable (Note 8)	160,000,000
Net discount and unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	3,047,212
Unrealized depreciation on forward foreign currency contracts	580,297
Payables for:
Distributions	626,673
Investments purchased	28,133,906
Investment advisory fee (Note 4)	360,380
Administration fee (Note 4)	110,886
Trustees’ fees (Note 4)	50,762
Service and distribution fees (Note 4)	264,300
Accrued expenses and other liabilities	389,277

Total Liabilities	193,563,693

Net Assets	490,693,247

Compositon of Net Assets:
Par value (Note 1)	73,540
Paid-in capital	1,564,270,641
Overdistributed net investment income	(5,712,530)
Accumulated net realized gain/(loss) from investments, unfunded transactions, forward foreign currency contracts and foreign currency transactions	(715,115,154)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward currency contracts and translation of assets and liabilities denominated in foreign currency	(352,823,250)

Net Assets	490,693,247

Class A
Net assets	162,521,033
Shares outstanding (unlimited authorization)	24,351,790
Net asset value per share (Net assets/shares outstanding)	6.67	(a)
Maximum offering price per share ( 100 / 96.50 of $6.67)	6.91	(b)

Class B
Net assets	12,962,440
Shares outstanding (unlimited authorization)	1,942,984
Net asset value and offering price per share (Net assets/shares outstanding)	6.67	(a)

Class C
Net assets	286,931,336
Shares outstanding (unlimited authorization)	43,005,037
Net asset value and offering price per share (Net assets/shares outstanding)	6.67	(a)

Class Z
Net assets	28,278,438
Shares outstanding (unlimited shares authorized)	4,239,917
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	6.67

*	Foreign currency held at cost is $72,307.

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more, the offering price is reduced.
See accompanying Notes to Financial Statements. | 9

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2010 (unaudited)	Highland Floating Rate Advantage Fund

($)

Investment Income:
Interest from unaffiliated issuers	15,200,437
Interest from affiliated issuer (Note 10)	1,756,806

Total investment income	16,957,243

Expenses:
Investment advisory fees (Note 4)	2,211,193
Administration fees (Note 4)	680,367
Accounting service fees	108,139
Distribution fee: (Note 4)
Class A	90,195
Class B	32,804
Class C	947,846
Service fee: (Note 4)
Class A	225,488
Class B	18,225
Class C	394,936
Transfer agent fee	446,482
Trustees’ fees (Note 4)	99,895
Custodian fees	35,201
Registration fees	36,296
Reports to shareholders	139,776
Audit fees	50,866
Legal expense	485,587
Insurance expenses	96,741
Interest expense (Note 8)	1,264,866
Commitment and upfront fee expenses (Note 8)	897,964
Other expenses	67,576

Net operating expenses	8,330,443

Net expenses	8,330,443

Net investment income	8,626,800

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(96,510,981)
Net realized gain/(loss) from affiliated issuer (Note 10)	(384,999)
Net realized gain/(loss) on unfunded transactions (Note 9)	150,981
Net realized gain/(loss) on forward foreign currency contracts(1)	538,771
Net realized gain/(loss) on foreign currency transactions	2,120,867
Net change in unrealized appreciation/(depreciation) on investments	110,936,453
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	746,960
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts(1)	(6,268,860)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	304,591

Net realized and unrealized gain/(loss) on investments	11,633,783

Net increase in net assets	20,260,583

(1)	The primary risk exposure is foreign exchange contracts (See Notes 2 and 12).
10 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Highland Floating Rate Advantage Fund

	Six Months
	Ended	Ten Months
	December 31, 2010	Ended	Year Ended
	(Unaudited)	June 30, 2010	August 31, 2009
	($)	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	8,626,800	16,638,013	70,113,442
Net realized gain/(loss) on investments, unfunded transactions, forward foreign currency contracts and foreign currency transactions	(94,085,361)	(60,669,681)	(395,967,603)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	105,719,144	125,987,996	(179,836,065)

Net increase/(decrease) in net assets from operations	20,260,583	81,956,328	(505,690,226)

Distributions Declared to Shareholders
From net investment income:
Class A	(3,454,073)	(2,169,570)	(38,424,304)
Class B	(253,426)	(177,139)	(3,856,745)
Class C	(5,258,810)	(3,132,292)	(52,639,121)
Class Z	(736,881)	(697,183)	(10,916,101)

Total distributions from net investment income	(9,703,190)	(6,176,184)	(105,836,271)

From return of capital:
Class A	—	(4,042,391)	—
Class B	—	(330,249)	—
Class C	—	(5,835,173)	—
Class Z	—	(1,299,135)	—

Total distributions from return of capital	—	(11,506,948)	—

Total distributions declared to shareholders	(9,703,190)	(17,683,132)	(105,836,271)

Share Transactions:
Class A
Subscriptions	2,558,397	16,068,360	27,536,518
Distributions reinvested	1,806,104	3,298,753	22,191,264
Redemptions	(37,252,824)	(67,386,052)	(176,202,291)

Net decrease	(32,888,323)	(48,018,939)	(126,474,509)

Class B
Subscriptions	—	39,769	54,085
Distributions reinvested	130,893	295,427	2,330,287
Redemptions	(3,513,394)	(6,903,856)	(17,374,481)

Net decrease	(3,382,501)	(6,568,660)	(14,990,109)

Class C
Subscriptions	1,985,712	10,998,659	11,353,397
Distributions reinvested	3,067,098	5,259,012	31,107,401
Redemptions	(56,559,344)	(78,175,799)	(164,959,277)

Net decrease	(51,506,534)	(61,918,128)	(122,498,479)

Class Z
Subscriptions	16,454	855,915	3,270,163
Distributions reinvested	448,235	816,569	4,918,829
Redemptions	(14,679,588)	(29,402,797)	(50,887,112)

Net decrease	(14,214,899)	(27,730,313)	(42,698,120)

Net decrease from share transactions	(101,992,257)	(144,236,040)	(306,661,217)

Total decrease in net assets	(91,434,864)	(79,962,844)	(918,187,714)

Net Assets
Beginning of period	582,128,111	662,090,955	1,580,278,669

End of period (including overdistributed net investment income of $(5,712,530), $(4,636,140) and $(13,278,682), respectively)	490,693,247	582,128,111	662,090,955

See accompanying Notes to Financial Statements. | 11

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Floating Rate Advantage Fund

	Six Months
	Ended	Ten Months
	December 31, 2010	Ended	Year Ended
	(Unaudited)	June 30, 2010	August 31, 2009
	($)	($)	($)
Change in Shares

Class A
Subscriptions	386,402	2,489,064	4,229,069
Issued for distributions reinvested	271,512	508,991	3,721,012
Redemptions	(5,597,183)	(10,359,424)	(29,740,350)

Net decrease	(4,939,269)	(7,361,369)	(21,790,269)

Class B
Subscriptions	—	5,120	6,168
Issued for distributions reinvested	19,706	45,634	391,848
Redemptions	(528,865)	(1,056,249)	(2,968,465)

Net decrease	(509,159)	(1,005,495)	(2,570,449)

Class C
Subscriptions	299,219	1,674,902	1,797,217
Issued for distributions reinvested	461,195	811,548	5,238,762
Redemptions	(8,489,208)	(11,931,125)	(27,720,975)

Net decrease	(7,728,794)	(9,444,675)	(20,684,996)

Class Z
Subscriptions	2,489	136,881	458,600
Issued for distributions reinvested	67,465	125,973	815,793
Redemptions	(2,210,912)	(4,400,348)	(8,293,626)

Net decrease	(2,140,958)	(4,137,494)	(7,019,233)
12 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended December 31, 2010 (unaudited)	Highland Floating Rate Advantage Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	8,626,800

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(452,491,349)
Proceeds from disposition of investment securities	501,785,198
Decrease in dividends and interest receivable	1,738,694
Decrease in commitment fees and administration fees	574,223
Cash received from litigation claim	121,481
Decrease in prepaid litigation fees	100,823
Increase in other assets	(123,180)
Net amortization/(accretion) of premium/(discount)	(689,964)
Effect of exchange rate changes on cash	669,780
Net Realized gain/(loss) on forward foreign currency contracts	538,771
Decrease in payables to related parties	(52,867)
Net realized gain/(loss) on unfunded transactions	150,981
Decrease in other liabilities	(394,879)

Net cash and foreign currency flow provided by operating activities	60,554,512

Cash Flows Used in FInancing Activities
Increase in notes payable	45,000,000
Proceeds from shares sold	4,646,819
Payment of shares redeemed	(112,005,150)
Distributions paid in cash	(4,021,708)

Net cash flow used in financing activities	(66,380,039)

Net decrease in cash and foreign currency	(5,825,527)

Cash and Foreign Currency
Beginning of the period	31,297,688

End of the period	25,472,161

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and commitment fees	1,588,607

See accompanying Notes to Financial Statements. | 13

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class A Shares	(unaudited)		June 30, 2010		2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.55		$5.98		$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.12		0.18		0.51	0.90	1.00	0.96	0.67
Net realized and unrealized gain/(loss)(a)	0.13		0.57		(3.50)	(2.05)	(0.60)	0.22	0.11

Total from investment operations	0.25		0.75		(2.99)	(1.15)	0.40	1.18	0.78

Less Distributions Declared to Shareholders:
From net investment income	(0.13)		(0.06)		(0.73)	(0.89)	(1.01)	(0.94)	(0.67)
From net realized gains	—		—		—	(0.01)	(0.07)	—	—
From return of capital	—		(0.12)		—	—	—	—	—

Total distributions declared to shareholders	(0.13)		(0.18)		(0.73)	(0.90)	(1.08)	(0.94)	(0.67)

Net Asset Value, End of Period	$6.67		$6.55		$5.98	$9.70	$11.75	$12.43	$12.19
Total return(b)	3.96	%(c)	12.68	%(c)	(30.25)%	(10.28)%	3.10%	10.08%	6.56	%(d)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$162,521		$191,925		$219,010	$567,048	$1,050,738	$729,845	$351,557
Total expenses excluding interest and commitment fee expenses	2.25%		2.27%		1.87%	1.58%	1.33%	1.16%	1.38%
Interest and commitment fee expenses	0.52%		0.61%		1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(e)	2.77%		2.88%		2.94%	3.03%	2.39%	2.16%	2.00%
Net investment income	3.44%		3.29%		8.09%	8.28%	8.05%	7.78%	5.60%
Portfolio turnover rate	66	%(c)	57	%(c)	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge (“CDSC”). For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
14 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class B Shares	(unaudited)		June 30, 2010		2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.55		$5.98		$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.10		0.16		0.49	0.86	0.96	0.92	0.63
Net realized and unrealized gain/(loss)(a)	0.14		0.58		(3.50)	(2.05)	(0.60)	0.22	0.11

Total from investment operations	0.24		0.74		(3.01)	(1.19)	0.36	1.14	0.74

Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.06)		(0.71)	(0.85)	(0.97)	(0.90)	(0.63)
From net realized gains	—		—		—	(0.01)	(0.07)	—	—
From return of capital	—		(0.11)		—	—	—	—	—

Total distributions declared to shareholders	(0.12)		(0.17)		(0.71)	(0.86)	(1.04)	(0.90)	(0.63)

Net Asset Value, End of Period	$6.67		$6.55		$5.98	$9.70	$11.75	$12.43	$12.19
Total return(b)	3.78	%(c)	12.36	%(c)	(30.50)%	(10.60)%	2.74%	9.70%	6.19	%(d)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$12,962		$16,063		$20,660	$58,486	$95,122	$115,651	$124,500
Total expenses excluding interest and commitment fee expenses	2.60%		2.62%		2.22%	1.93%	1.68%	1.51%	1.73%
Interest and commitment fee expenses	0.52%		0.61%		1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(e)	3.12%		3.23%		3.29%	3.38%	2.74%	2.51%	2.35%
Net investment income	3.09%		2.94%		7.74%	7.93%	7.70%	7.43%	5.25%
Portfolio turnover rate	66	%(c)	57	%(c)	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 15

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class C Shares	(unaudited)		June 30, 2010		2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.55		$5.98		$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.10		0.15		0.48	0.84	0.93	0.90	0.61
Net realized and unrealized gain/(loss)(a)	0.13		0.58		(3.50)	(2.04)	(0.59)	0.22	0.11

Total from investment operations	0.23		0.73		(3.02)	(1.20)	0.34	1.12	0.72

Less Distributions Declared to Shareholders:
From net investment income	(0.11)		(0.06)		(0.70)	(0.84)	(0.95)	(0.88)	(0.61)
From net realized gains	—		—		—	(0.01)	(0.07)	—	—
From return of capital	—		(0.10)		—	—	—	—	—

Total distributions declared to shareholders	(0.11)		(0.16)		(0.70)	(0.85)	(1.02)	(0.88)	(0.61)

Net Asset Value, End of Period	$6.67		$6.55		$5.98	$9.70	$11.75	$12.43	$12.19
Total return(b)	3.70	%(c)	12.22	%(c)	(30.60)%	(10.73)%	2.50%	9.62%	6.03	%(d)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$286,931		$332,355		$359,579	$784,597	$1,269,850	$816,720	$391,455
Total expenses excluding interest and commitment fee expenses	2.75%		2.77%		2.37%	2.08%	1.83%	1.66%	1.88%
Interest and commitment fee expenses	0.52%		0.61%		1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(e)	3.27%		3.38%		3.44%	3.53%	2.89%	2.66%	2.50%
Net investment income	2.94%		2.79%		7.59%	7.78%	7.55%	7.28%	5.10%
Portfolio turnover rate	66	%(c)	57	%(c)	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
16 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class Z Shares	(unaudited)		June 30, 2010		2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.55		$5.97		$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.13		0.20		0.54	0.94	1.04	1.00	0.71
Net realized and unrealized gain/(loss)(a)	0.13		0.58		(3.52)	(2.05)	(0.60)	0.22	0.11

Total from investment operations	0.26		0.78		(2.98)	(1.11)	0.44	1.22	0.82

Less Distributions Declared to Shareholders:
From net investment income	(0.14)		(0.07)		(0.75)	(0.93)	(1.05)	(0.98)	(0.71)
From net realized gains	—		—		—	(0.01)	(0.07)	—	—
From return of capital	—		(0.13)		—	—	—	—	—

Total distributions declared to shareholders	(0.14)		(0.20)		(0.75)	(0.94)	(1.12)	(0.98)	(0.71)

Net Asset Value, End of Period	$6.67		$6.55		$5.97	$9.70	$11.75	$12.43	$12.19
Total return(b)	4.14	%(c)	13.20	%(c)	(30.12)%	(9.97)%	3.46%	10.47%	6.93	%(d)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$28,278		$41,785		$62,842	$170,147	$280,383	$161,996	$75,293
Total expenses excluding interest and commitment fee expenses	1.90%		1.92%		1.52%	1.23%	0.98%	0.81%	1.03%
Interest and commitment fee expenses	0.52%		0.61%		1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(e)	2.42%		2.53%		2.59%	2.68%	2.04%	1.81%	1.65%
Net investment income	3.79%		3.64%		8.44%	8.63%	8.40%	8.13%	5.95%
Portfolio turnover rate	66	%(c)	57	%(c)	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement if applicable.
See accompanying Notes to Financial Statements. | 17

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2010	Highland Floating Rate Advantage Fund
Note 1. Organization
Highland Floating Rate Advantage Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company. On March 22, 2010, the Board of Trustees approved a change in the Fund’s fiscal year end from August 31 to June 30.
Investment Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares, with par value $0.001 per share and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (“CDSC”), Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s shares is calculated daily in accordance with procedures approved by the Board of Trustees of the Fund (the “Board” or “Trustees”). The NAV per share of each class of the Fund’s shares is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the total number of shares of the class outstanding.
Valuation of Investments
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for valuation. Securities where there are no readily available market quotations will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and has been approved by the Trustees.
Securities for which market quotations are not readily available or for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
18 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund
Fair Value Measurement:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
As of December 31, 2010, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, preferred stock and warrants. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
The fair value of the Fund’s common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
For investments which do not have readily available quotations or are not priced by a pricing service or broker, the Fund will determine the investments fair value, as determined by the Board or its designee in accordance with procedures approved the Board, taking into account relevant factors. These factors include: 1) fundamental analytical data relating to the investment, 2) the nature and duration of restrictions on disposition of the securities and 3) an evaluation of the forces that influence the market in which the investment is purchased and sold.
At the end of each calender quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 is as follows:

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2010	Price	Input	Input
Assets
Common Stocks
Aerospace	$87,520	$87,520	$—	$—
Broadcasting	24,815,025	—	—	24,815,025
Chemicals	144,480	—	—	144,480
Semi-Annual Report | 19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2010	Price	Input	Input
Diversified Media	12,850	—	—	12,850
Energy	1,416,706	—	—	1,416,706
Gaming/Leisure	16,746,795	—	—	16,746,795
Healthcare	1,557,375	—	—	1,557,375
Metals/Minerals	1,856,570	—	—	1,856,570
Utility	61,292	—	—	61,292
Warrants
Broadcasting	19,400	—	—	19,400
Debt
Senior Loans	554,010,049	—	380,661,406	173,348,643
Asset-Backed Securities	25,387,535	—	—	25,387,535
Other Financial Instruments *
Forward foreign currency contracts	1,019,567	—	1,019,567	—

Total Assets	627,135,164	87,520	381,680,973	245,366,671

Liabilities
Other Financial Instruments *
Forward foreign currency contracts	$(580,297)	$—	$(580,297)	$—

Total Liabilities	(580,297)	—	(580,297)	—

Total	$626,554,867	$87,520	$381,100,676	$245,366,671

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forwards, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were classified as Level 3 at December 31, 2010.
The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended December 31, 2010.

			Net
			Amortization	Net	Net		Balance
Assets at Fair Value	Balance as of	Transfers	(Accretion) of	Realized	Unrealized	Net	as of
Using Unobservable	June 30,	in/(out)	Premium/	Gains/	Gains/	Purchase/	December 31,
Inputs (Level 3)	2010	of Level 3	(Discount)	(Losses)	(Losses)	(Sales)*	2010
Common Stocks
Broadcasting	$20,709,545	$—	$—	$—	$4,105,480	$—	$24,815,025
Chemicals	1,548,000	—	—	8,942	(349,226)	(1,063,236)	144,480
Diversified Media	—	—	—	—	(337,154)	350,004	12,850
Energy	1,382,152	—	—	—	34,554	—	1,416,706
Gaming/Leisure	1,089,655	—	—	—	(155,770,511)	171,427,651	16,746,795
Healthcare	—	3,301,635	—	—	(1,744,260)	—	1,557,375
Metals/Minerals	962,147	—	—	—	894,423	—	1,856,570
Transportation — Land
Transportation	380,896	—	—	(885,315)	962,249	(457,830)	—
Utility	68,953	—	—	—	(7,661)	—	61,292
Warrants
Broadcasting	16,191	—	—	—	3,209	—	19,400
Debt
Senior Loans	157,813,097	66,883,386	24,562	(51,609,111)	177,583,869	(177,347,160)	173,348,643
Asset-Backed Securities	20,575,943	—	—	—	4,811,592	—	25,387,535
Claims	57,563	—	—	(30,909,007)	30,916,536	(65,092)	—

Total	$204,604,142	$70,185,021	$24,562	$(83,394,491)	$61,103,100	$(7,155,663)	$245,366,671

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.
The net unrealized gains presented in the table above relate to investments that were held at December 31, 2010. The Fund presents these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and
20 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund
evaluate broker quotes and indications received for portfolio investments. As a result, for the period ended December 31, 2010, a net amount of $70,185,021 was transferred from Level 3 to Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund may enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. During the six months ended December 31, 2010, the open values of forward foreign currency contracts were AUD 8,752,307, EUR 14,004,881 and GBP 25,612,025 and the closed values were EUR 33,936,000 and GBP 29,579,600.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the NAV of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At December 31, 2010, the Fund had $74,820 of cash and cash equivalents denominated in foreign currencies, with a cost of $72,307.
Semi-Annual Report | 21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended June 30, 2010 and the years ended August 31, 2009 and August 31, 2008, were as follows.

Distributions paid from:	2010	2009	2008

Ordinary income*	$6,176,184	$105,836,271	$174,109,322
Return of capital	11,506,948	—	—
Long-term capital gains	—	—	1,924,460

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of June 30, 2010, the most recent tax year, the components of distributable earnings on a tax basis were as follows:

Accumulated	Undistributed	Undistributed
Capital and	Ordinary	Long-Term	Net Unrealized
Other Losses	Income	Capital Gains	Depreciation*

$(615,266,685)	$—	$—	$(461,534,554)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.
The accumulated capital losses to offset future gains (capital loss carryforward) for the Fund are $8,394,093, $232,159,979 and $344,520,769 which will expire on June 30, 2016, June 30, 2017 and June 30, 2018, respectively. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.
Unrealized appreciation and depreciation at December 31, 2010, based on the cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and

Unrealized appreciation	$20,646,449
Unrealized depreciation	(376,775,785)

Net unrealized depreciation	$(356,129,336)

depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:
Note 4. Advisory, Administration, Service and Distribution and Trustee Fees
Investment Advisory Fee

Average Daily Managed Assets	Annual Fee Rate

First $1 billion	0.65%
Next $1 billion	0.60%
Over $2 billion	0.55%
The Investment Adviser receives a monthly investment advisory fee based on the Fund’s average daily managed assets at the following annual rates:
Average daily managed assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
For the six months ended December 31, 2010, the Fund’s effective investment advisory fee rate was 0.65%.
Administration Fees
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the Fund’s average daily managed assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc. The Investment Adviser pays BNY Mellon directly for these subadministration services.
Service and Distribution Fees
BNY Mellon Distributors Inc. (the “Underwriter”), formerly known as PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the period ended December 31, 2010, the Underwriter received $366 of front end sales charges on Class A Shares and $10, and $5,340 of CDSC on Class B and Class C Share redemptions, respectively.
22 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which requires the payment of a monthly service fee to the Plan at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Plan at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the period covered by this semi-annual report.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the six months ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $429,918,844 and $502,589,728, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.
For the six months ended December 31, 2010, there were two Repurchase Offers. In the August 2010 and November 2010 Repurchase Offers, the Fund offered to repurchase 7.0% and 9.0%, respectively, of its outstanding shares. In the August 2010 and November 2010 Repurchase Offers, 9.0% and 10.5%, respectively, of shares outstanding were repurchased. In connection with each Repurchase Offer, the Fund repurchased an additional 2.0% and 1.5%, respectively, of the shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase requests.
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons inter-positioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry.
At December 31, 2010, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

		Principal
Selling Participant		Amount	Value

Lehman Commercial Paper, Inc. UK Branch:
Wind Telecomunicazioni S.p.A. B1 Term Loan Facility	EUR	1,489,630	$1,179,058

Lehman Commercial Paper, Inc. UK Branch:
Wind Telecomunicazioni S.p.A. C1 Term Loan Facility		1,489,630	1,179,058

			$2,358,116

Semi-Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund
In May 2009, the Fund filed a proof of claim with the United States Bankruptcy Court Southern District of New York related to the above participants.
Note 8. Credit Agreement
On November 4, 2009, the Fund entered into a $170,000,000 credit agreement (the “Prior Credit Agreement”) with The Bank of Nova Scotia. Concurrent with executing this agreement, the Fund paid an upfront fee of $1,700,000. The fee was amortized over the term of the Prior Credit Agreement and $661,096 of upfront fee expense is included on the Statement of Operations. Interest expense and commitment fee of $685,028 related to the Prior Credit Agreement is included on the Statement of Operations. Effective March 31, 2010, the Fund reduced the total commitment under the Prior Credit Agreement to $150,000,000 and terminated the agreement on September 1, 2010.
Effective September 1, 2010, the Fund entered into a $225,000,000 credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company. Concurrent with executing this agreement, the Fund paid an upfront fee of $225,000. The fee is amortized over the term of the Credit Agreement and $76,568 of upfront fee expense is included on the Statement of Operations. Interest expense and commitment fee of $740,138 related to the Credit Agreement is included on the Statement of Operations.
At December 31, 2010, the Fund had outstanding borrowings under the Credit Agreement totaling $160,000,000, secured by substantially all of the assets in the Fund’s portfolio, including cash and cash equivalents. Interest is charged at a rate equal to the Adjusted LIBOR plus 1.25% per annum based on the outstanding borrowings. In addition, the Fund has agreed to pay a commitment fee on the unutilized commitment amount of 0.15% per annum.
The average daily loan balance was $133,243,452 at a weighted average interest rate of 1.92%, excluding any commitment fee, for the six months ended December 31, 2010.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		% of
		Asset
		Coverage
	Total Amount	of
Date	Outstanding	Indebtedness

12/31/2010	$160,000,000	406.7%
06/30/2010	115,000,000	606.0
08/31/2009	181,000,000	465.8
08/31/2008	511,000,000	409.3
08/31/2007	960,000,000	400.5
08/31/2006	335,000,000	729.2
08/31/2005	250,000,000	512.9
08/31/2004	95,000,000	803.8
Note 9. Unfunded Loan Commitments
As of December 31, 2010, the Fund had unfunded loan commitments of $11,221,093, GBP 2,500,000 and EUR 3,164,000, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

	Unfunded
	Loan
Borrower	Commitment

Vivarte	EUR	3,164,000
Mobileserv Ltd.	GBP	2,500,000
Broadstripe, LLC		$2,480,930
LLV Holdco, LCC		3,862,310
SIRVA Worldwide, Inc.		1,877,853
Sorrenson Communications, Inc.		2,000,000
Water PIK, Inc.		1,000,000
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2010, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $3,047,212. The net change in unrealized depreciation on unfunded transactions of $746,960 is recorded in the Statement of Operations.
Note 10. Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies as of December 31, 2010:

	Par Value at	Shares/Units at	Market Value
	December 31,	December 31,	June 30,	December 31,
	2010	2010	2010	2010

CCS Medical, Inc. (Senior Loans)	$25,213,110	—	$22,504,068	$20,642,554
CCS Medical, Inc. (Common Stock)	—	124,590	3,301,635	1,557,375
ComCorp Broadcasting, Inc. (Senior Loans) *	2,989,118	—	2,557,191	2,719,500
24 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund

	Par Value at	Shares/Units at	Market Value
	December 31,	December 31,	June 30,	December 31,
	2010	2010	2010	2010

Communications Corp of America (Common Stock)	$—	152,363	$—	$—
LLV Holdco, LLC (Senior Loans)	2,310,725	—	—	2,287,618
LLV Holdco, LLC (Common Stocks)	—	31,493	—	9,604,569
Young Broadcasting, Inc. (Senior Loans)	6,145,041	—	6,141,748	6,175,766
Young Broadcasting, Inc. (Common Stocks)	—	10,233	20,709,545	24,815,025
Young Broadcasting, Inc. (Warrants)	—	8	16,191	19,400

	$36,657,994	318,687	$55,230,378	$67,821,807

*	Company is a wholly owned subsidiary of Communications Corp. of America.
The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price.
For the six months ended December 31, 2010, there were no security transactions with affiliated funds.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to appropriate documentation and safeguards. These expenses are recorded in the Statement of Assets and Liabilities and the Statement of Operations.
Note 12. Disclosure of Significant Risks and Contingencies
Non-Diversified and Industry Concentration Risk
The Fund may focus its investments in instruments of only a few issuers. Additionally, the Fund will concentrate its investments in the financial services industry. The concentration of the Fund’s portfolio in a limited number of issuers would subject the Fund to a greater degree or risk with respect to defaults by such issuers, and the concentration of the portfolio in the financial services industry subjects the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
The Fund invests all or substantially all of its assets in Senior Loans of other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility. The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that is in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments
Semi-Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund
in one region or in the securities of emerging market issuers. These risks may include: (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience more severe downturns or recessions. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding or other taxes on dividends, interest or capital gain.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. Forwards involve counterparty credit risk to the Fund because forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The successful use of derivative transactions depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 13. Legal Matters
Matters Relating to the Fund’s Investment in TOUSA, Inc. The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff ”), which are home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. The Fund and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Term Loan Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint and a Third Amended Complaint two answers to the Third Amended Complaint in its capacity as a Term Loan Lender. The case went to trial, which concluded in August 2009.
On October 13, 2009, the court ruled for the Plaintiff in the action and ordered the defendants to return the proceeds received from the pay off of the term loan at par on July 31, 2007. The proceeds received by the Fund totaled $4,000,000. Additionally, the court ordered the defendants to pay simple interest on the amount returned at an annual rate of 9%.
26 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Advantage Fund
In November 2009, the Fund and other defendants filed an appeal to the decision. On December 22, 2009, the Fund posted $5,310,479 with the Court. This amount is recorded in the Statement of Assets and Liabilities and the Statement of Operations. The appellate hearing took place on October 22, 2010.
Matters Relating to the Fund’s Investment in Broadstripe, LLC. The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of December 31, 2010, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any. The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously.
In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint. The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.
Semi-Annual Report | 27

Highland Floating Rate Fund
     The audited financial statements, financial highlights and report of independent registered public accounting firm relating to Highland Floating Rate Fund included in Highland Floating Rate Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2010, and filed electronically on Form N-CSR on September 7, 2010 (File No. 811-08953; Accession No. 0000950123-10-084181), are hereby incorporated by reference into this SAI.
     Highland Floating Rate Fund’s unaudited financial statements appearing in the Semiannual Report to Shareholders for the period ended December 31, 2010 are included below.

FINANCIAL STATEMENTS

December 31, 2010	Highland Floating Rate Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distributions reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios of the Fund (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
2 | Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

December 31, 2010	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 66.0%
AEROSPACE - 1.7%
	Hawker Beechcraft Acquisition Co. LLC
497,481	Series A New Term Loan, 10.50%, 03/26/14	498,849
	TransDigm, Inc.
1,500,000	Term Loan, 5.00%, 12/06/16	1,516,785
	US Airways Group, Inc.
4,619,701	Term Loan, 2.79%, 03/21/14	4,175,055

		6,190,689

BROADCASTING - 5.7%
	ComCorp Broadcasting, Inc.
271,635	Revolving Loan, 9.00%, 10/03/12 (b) (c)	247,134
2,717,483	Term Loan, 9.00%, 04/03/13 (b) (c)	2,472,366
	Cumulus Media, Inc.
4,742,927	Replacement Term Loan, 4.01%, 06/11/14	4,423,965
	Entercom Radio LLC
2,850,000	Term A Loan, 1.43%, 06/29/12	2,774,475
	Univision Communications, Inc.
7,315,457	Extended First-Lien Term Loan, 4.51%, 03/31/17	6,971,411
	Young Broadcasting, Inc.
4,326,520	Term Loan, 8.00%, 06/30/15 (b)	4,348,152

		21,237,503

CABLE/WIRELESS VIDEO - 6.1%
	Broadstripe, LLC
4,591,838	DIP Revolver, 5.05% (c) (d)	4,582,654
44,306,267	First Lien Term Loan, 06/30/11 (c) (e)	17,421,224
1,428,203	Revolver, 06/30/11 (c) (e)	561,569

		22,565,447

CHEMICALS - 1.2%
	W.R. Grace & Co.
1,247,740	5 Year Revolver, 5.25%	2,298,960
1,247,740	Revolving Credit Loan, 5.25%	2,298,960

		4,597,920

CONSUMER DURABLES - 0.9%
	Playpower, Inc.
3,656,182	USD ABR Loan, 06/30/12	3,153,457

CONSUMER NON-DURABLES - 0.6%
	KIK Custom Products, Inc.
350,136	First Lien Canadian Term Loan, 2.56%, 06/02/14	300,532
2,042,458	First Lien U.S. Term Loan, 2.56%, 06/02/14	1,753,103

		2,053,635

DIVERSIFIED MEDIA - 1.2%
	Cengage Learning Acquisitions, Inc.
2,755,924	Term Loan, 2.55%, 07/03/14	2,604,790
	Cydcor, Inc.
1,595,528	First Lien Tranche B Term Loan, 9.00%, 02/05/13	1,546,673
	Endurance Business Media, Inc.
1,523,567	Term Loan, 6.50%, 12/14/14	457,070

		4,608,533

ENERGY - 1.8%
	Big West Oil, LLC
1,048,000	Term Loan, 7.00%, 03/31/16	1,063,720
	Calumet Lubricants Co., LP
250,914	Credit-Linked Letter of Credit, 4.14%, 01/03/15	242,759
1,843,640	Term Loan, 4.29%, 01/03/15 (f)	1,783,722
	Venoco, Inc.
3,666,789	Second Lien Term Loan, 4.31%, 05/07/14	3,530,806

		6,621,007

FINANCIAL - 2.2%
	AGFS Funding Co.
4,000,000	Term Loan, 7.25%, 04/21/15	4,066,840
	Checksmart Financial Co.
2,500,000	Second Lien Term Loan, 5.80%, 05/01/13	250,000
	Nuveen Investments, Inc.
1,077,680	Extended First Lien Term Loan, 5.80%, 05/13/17	970,771
922,320	Non-Extended First Lien Term Loan, 3.29%, 11/13/14	883,315
1,500,000	Second Lien Term Loan, 12.50%, 07/31/15 (g)	1,628,123
	Online Resources Corp.
432,353	Term Loan, 2.51%, 02/21/12	429,110

		8,228,159

FOOD AND DRUG - 0.5%
	Rite Aid Corp.
1,950,080	Tranche 3 Term Loan, 6.00%, 06/04/14	1,940,729

FOOD/TOBACCO - 3.4%
	DS Waters of America, Inc.
2,713,333	Term Loan, 2.53%, 10/29/12	2,659,067
	DSW Holdings, Inc.
5,500,000	Term Loan, 4.29%, 03/02/12	5,307,500
	OSI Restaurant Partners, LLC
333,285	Pre-Funded RC Term Loan, 2.03%, 06/14/13	319,062
3,449,497	Term Loan, 2.63%, 06/14/14	3,302,290
	WM. Bolthouse Farms, Inc.
1,000,000	Second Lien Term Loan, 9.50%, 08/11/16	1,013,435

		12,601,354

See accompanying Notes to Financial Statements. | 3

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)
GAMING/LEISURE - 2.5%
	Ginn LA Conduit Lender, Inc.
8,648,045	First Lien Tranche A Credit-Linked Deposit, 06/08/11 (e)	497,263
18,530,803	First Lien Tranche B Term Loan, 06/08/11 (e)	1,065,521
	Las Vegas Sands, LLC
640,448	Delayed Draw I Term Loan, 3.03%, 11/23/16	617,052
3,178,419	Tranche B Term Loan, 3.03%, 11/23/16	3,062,311
	LLV Holdco, LLC
1,086,230	Exit Revolving Loan, 7.39%, 12/31/12 (b) (d) (g)	1,075,368
	Nevada Land Group, LLC
327,020	First Lien Initial Loan, PIK, 40.26%, 11/10/13	328,655
811,251	Second Lien Initial Loan, 10.00%, 11/12/13 (g)	815,308
	Tamarack Resort, LLC
280,618	Term Loan (e)	224,494
	VML US Finance, LLC
632,643	Term B Delayed Draw Project Loan, 4.80%, 05/25/25	633,434
1,095,270	Term B Funded Project Loan, 4.80%, 05/27/13	1,096,640
	WAICCS Las Vegas 3 LLC
5,000,000	Second Lien Term Loan (e)	37,500

		9,453,546

HEALTHCARE - 9.8%
	CCS Medical, Inc.
12,304,471	First Lien Term Loan, 9.00%, 03/31/15 (b)	10,889,456
4,379,173	Second Lien Term Loan, PIK, 11.00%, 03/31/16 (b)	2,769,827
	DaVita, Inc.
1,900,000	Tranche B Term Loan, 4.50%, 10/20/16	1,920,340
	Graceway Pharmaceuticals, LLC
4,856,973	Mezzanine Loan, 10.01% (e)	49,865
	HCA, Inc.
588,225	Tranche A-1 Term Loan, 1.55%, 11/16/12	581,922
3,198,548	Tranche B-1 Term Loan, 2.55%, 11/18/13	3,173,983
	LifeCare Holdings
15,753,466	Term Loan, 4.54%, 08/10/12	15,399,013
	MedAssets, Inc.
1,000,000	Term Loan, 5.25%, 11/16/16	1,006,875
	Rehabcare Group, Inc.
856,667	Term Loan B, 6.00%, 11/24/15	863,092

		36,654,373

HOUSING - 1.2%
	EH/Transeastern, LLC/TE TOUSA
4,000,000	Term Loan (c) (e)	—
	Kyle Acquisition Group LLC
1,142,857	Facility B (e)	102,857
857,143	Facility C, 07/20/11 (e)	77,143
	Las Vegas Land Holdings, LLC
469,205	Term Loan, 5.30%, 03/31/16	373,018
	LBREP/L-Suncal Master I, LLC
4,843,945	First Lien Term Loan (e)	72,659
	November 2005 Land Investors, LLC
1,117,890	First Lien New Term Loan, 03/31/11 (e)	234,757
	Westgate Investments, LLC
19,432,275	Senior Secured Loan, (e)	3,563,923
9,669,572	Third Lien Term Loan 06/30/15 (e)	34,333
	Withers Preserve MB-I
1,694,876	B-Note (c) (e)	97,455

		4,556,145

INFORMATION TECHNOLOGY - 4.9%
	CDW LLC
4,159,163	Extended Term Loan, 5.26%, 07/15/17	4,134,041
	Fifth Third Processing Solutions, LLC
3,400,000	First Lien Term Loan B, 5.50%, 11/03/16	3,434,000
	Freescale Semiconductor, Inc.
2,990,316	Extended Maturity Term Loan, 4.51%, 12/01/16	2,896,240
	Infor Enterprise Solutions Holdings, Inc.
554,974	First Lien Extended Delayed Draw Term Loan, 6.02%, 07/28/15	533,469
1,074,794	First Lien Extended Initial U.S. Term Loan, 6.02%, 07/28/15	1,033,146
	Kronos, Inc.
3,600,000	Second Lien Term Loan, 6.05%, 06/11/15	3,528,900
	RedPrairie Corp.
1,786,500	Term Loan, 6.00%, 03/24/16	1,794,039
	Vertafore, Inc.
995,000	Term Loan, 6.75%, 07/29/16	1,002,099

		18,355,934

MANUFACTURING - 1.5%
	Dana Holdings Corp.
2,386,533	Term Advance, 4.53%, 01/30/15	2,408,608
	Goodman Global, Inc. Initial First Lien Initial
2,992,500	Term Loan, 5.75%, 10/28/16	3,013,552

		5,422,160

METALS/MINERALS - 0.5%
	Euramax International, Inc.
1,040,095	Domestic Term Loan (Cash Pay), 10.00%, 06/29/13	1,001,091
985,498	Domestic Term Loan, PIK, 12.00%, 06/29/13	948,542

		1,949,633

RETAIL - 2.8%
	Burlington Coat Factory Warehouse Corp.
3,229,522	Term Loan, 2.53%, 05/28/13	3,185,117
	Guitar Center, Inc.
2,365,378	Term Loan, 3.77%, 10/09/14	2,211,628
4 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)
RETAIL (continued)
	Gymboree Corp.
2,400,000	Term Loan, 5.50%, 11/23/17 (f)	2,417,064
	Spirit Finance Corp.
2,980,000	Term Loan, 3.29%, 08/01/13	2,670,825

		10,484,634

SERVICE - 6.3%
	Asurion, LLC
5,000,000	Tranche B-2 Incremental Term Loan, 6.75%, 03/31/15	5,024,375
	First Data Corp.
4,779,714	Initial Tranche B-1 Term Loan, 3.01%, 09/24/14	4,428,071
	NES Rentals Holdings, Inc.
901,982	Second Lien Permanent Term Loan, 10.00%, 07/20/13	814,039
	Sabre, Inc.
1,359,283	Initial Term Loan, 2.27%, 09/30/14	1,248,502
	Safety-Kleen Systems, Inc.
639,901	Synthetic Letter of Credit Loan, 3.31%, 08/02/13	607,906
2,943,545	Term Loan B, 3.31%, 08/02/13	2,796,368
	Thermo Fluids (Northwest), Inc.
783,019	Tranche B Term Loan, 5.29%, 06/27/13	700,152
	Travelport, LLC
8,400,000	Tranche S Term Loan, 4.80%, 08/21/15	7,924,896

		23,544,309

TELECOMMUNICATIONS - 4.8%
	Avaya, Inc.
4,186,355	Term B-1 Loan, 3.03%, 10/24/14	3,981,224
	Digicel International Finance, Ltd.
2,300,194	U.S. Term Loan, 2.81%, 03/30/12	2,291,568
	Fairpoint Communications, Inc.
3,947,368	Term Loan B, 03/31/15 (e)	2,828,941
	Getty Images, Inc.
1,050,000	Initial Term Loan, 5.25%, 11/07/16	1,060,369
	Knowledgepoint360 Group, LLC
1,000,000	Second Lien Term Loan, 7.28%, 04/13/15	610,000
	Level 3 Financing, Inc.
2,700,000	Tranche A Term Loan, 2.54%, 03/13/14	2,561,423
1,000,000	Tranche B Term Loan, 11.50%, 03/13/14	1,083,440
	Syniverse Holdings, Inc.
1,400,000	Term Loan, 12/21/17 (f)	1,417,941
	U.S. Telepacific Corp.
1,985,000	Term Loan Advance, 9.25%, 08/17/15	2,007,182

		17,842,088

TRANSPORTATION — AUTOMOTIVE - 3.1%
	Federal-Mogul Corp.
3,282,133	Tranche B Term Loan, 2.21%, 12/29/14	3,096,151
1,674,558	Tranche C Term Loan, 2.20%, 12/28/15	1,579,669
	Ford Motor Co.
3,823,002	Tranche B-1 Term Loan, 3.03%, 12/15/13	3,822,027
	Key Safety Systems, Inc.
3,249,262	First Lien Term Loan, 2.52%, 03/08/14	3,038,060

		11,535,907

TRANSPORTATION — LAND TRANSPORTATION - 0.5%
	SIRVA Worldwide, Inc.
384,174	Revolving Credit Loan (Exit Finance), PIK, 13.00%, 05/12/12 (d)	263,159
2,149,196	Second Lien Term Loan, 12.00%, 05/12/15	859,678
869,843	Term Loan (Exit Finance), PIK, 12.74%, 05/12/12	691,525

		1,814,362

UTILITY - 2.8%
	GBGH, LLC
1,762,115	First Lien Term Loan, 4.00%, 06/09/13 (c)	970,220
635,879	Second Lien Term Loan, PIK, 12.00%, 06/09/14 (c) (g)	—
	Mach Gen, LLC
275,103	First Lien Synthetic Letter of Credit Loan, 2.30%, 02/22/13	256,327
	Texas Competitive Electric Holdings Co., LLC
496,154	Initial Tranche B-1 Term Loan, 3.76%, 10/10/14	384,805
11,301,413	Initial Tranche B-2 Term Loan, 3.76%, 10/10/14	8,765,094

		10,376,446

	Total US Senior Loans (Cost $363,631,341)	245,787,970

Principal Amount
Foreign Denominated or Domiciled Senior Loans (a) - 15.1%

AUSTRALIA - 1.5% AUD
	SMG H5 Pty., Ltd.
5,622,607	Facility A Term Loan, 7.20%, 12/24/12	5,520,592

AUSTRIA - 0.6% EUR
	Sacher Funding Ltd.
5,936,489	Euro Term Loan, 05/14/14 (e)	2,106,976

CANADA - 1.4% USD
	CCS, Inc.
2,977,021	Term Loan, 3.29%, 11/14/14	2,681,805
	Novelis, Inc.
2,500,000	Term Loan, 5.25%, 12/17/16 (f)	2,535,938

		5,217,743

See accompanying Notes to Financial Statements. | 5

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
Foreign Denominated or Domiciled Senior Loans (continued)

GERMANY - 0.0% EUR
	Schieder Mobel Holding, GmbH
360,441	Delayed Draw Term Loan (c) (e)	88,876

IRELAND - 0.4% USD
	SSI Investments II LLC
1,492,500	Term Loan, 6.50%, 05/26/17	1,507,432

SPAIN - 1.9% EUR
	Grupo Gasmedi, S.L.
3,166,667	Second Lien Tranche E Term Loan, 5.84%, 02/11/16	3,441,059
1,409,008	Tranche B Term Loan, 3.59%, 08/11/14	1,776,831
1,409,008	Tranche C Term Loan, 4.09%, 08/11/15	1,776,831

		6,994,721

UNITED KINGDOM - 8.1% GBP
	All3Media Intermediate Ltd.
714,753	Facility B1, 3.12%, 08/31/14	1,007,152
2,585,073	Facility C, 3.62%, 08/31/15	3,642,602
3,000,000	Facility D, 5.49%, 02/29/16	3,640,150
4,306,867	Mezzanine Loan, PIK, 9.75%, 08/31/16	4,551,573
	Henson No. 4 Ltd.
1,378,514	Facility B, 4.34%, 01/24/14	1,812,955
1,378,514	Facility C, 5.09%, 01/26/15	1,823,746
	Highland Acquisitions Ltd.
1,000,000	Facility B, 4.74%, 12/31/14	1,388,212
1,000,000	Facility C, 5.24%, 12/31/15	1,396,041
1,227,417	Mezzanine Facility, PIK, 11.99%, 12/29/16	1,695,911
	Towergate Partnership Ltd.
3,125,000	Facility A, 3.09%, 10/31/12	4,623,578
3,125,000	Facility B, 3.59%, 10/31/13	4,623,578

		30,205,498

UNITED KINGDOM - 0.7% USD
	All3Media Intermediate Ltd.
2,883,246	Facility B1, 2.82%, 08/31/14	2,512,028

UNITED STATES - 0.5% GBP
	Knowledgepoint360 Group, LLC
1,570,018	First Lien U.K. Term Loan, 3.99%, 04/13/14	1,966,486

	Total Foreign Denominated or Domiciled Senior Loans (Cost $75,638,972)	56,120,352

Principal Amount ($)
Asset-Backed Securities (h) (i) - 5.2%
	ABCLO, Ltd.
2,000,000	Series 2007-1A, Class C, 2.14%, 04/15/21	1,202,714
	ACA CLO, Ltd.
4,800,000	Series 2006-2A, Class B, 1.01%, 01/20/21	3,416,274
1,000,000	Series 2007-1A, Class D, 2.64%, 06/15/22	662,107
	Babson CLO, Ltd.
1,000,000	Series 2007-1A, Class C, 1.54%, 01/18/21	597,106
1,000,000	Series 2007-2A, Class D, 1.99%, 04/15/21	666,191
	Cent CDO, Ltd.
1,000,000	Series 2007-14A, Class D, 1.59%, 04/15/21	563,492
1,000,000	Series 2007-15A, Class C, 2.55%, 03/11/21	616,462
	Columbus Nova CLO, Ltd.
2,000,000	Series 2007-1A, Class D, 1.63%, 05/16/19	1,152,385
	Cornerstone CLO, Ltd.
2,500,000	Series 2007-1A, Class C, 2.69%, 07/15/21	1,519,644
	Goldman Sachs Asset Management CLO, PLC,
847,661	Series 2007-1A, Class E, 5.29%, 08/01/22	607,250
	GSC Partners CDO Fund, Ltd.,
1,000,000	Series 2007-8A, Class C, 1.76%, 04/17/21	572,659
	Gulf Stream Sextant CLO, Ltd.
1,000,000	Series 2007-1A, Class D, 2.70%, 06/17/21	504,255
	ING Investment Management
1,000,000	Series 2006-3A, Class C, 1.74%, 12/13/20	620,687
	Madison Park Funding Ltd.
3,000,000	Series 2007-5A, Class C, 1.74%, 02/26/21	1,785,465
	Navigator CDO, Ltd.
835,038	Series 2006-2A, Class D, 3.80%, 09/20/20	548,586
	Ocean Trails CLO
1,622,089	Series 2007-2A, Class D, 4.79%, 06/27/22	1,038,260
	PPM Grayhawk CLO, Ltd.
826,734	Series 2007-1A, Class D, 3.89%, 04/18/21	463,258
	Primus CLO, Ltd.
1,889,756	Series 2007-2A, Class E, 5.04%, 07/15/21	1,056,195
6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund

Principal Amount		Value ($)
US Asset-Backed Securities (continued)
	Stanfield Daytona CLO, Ltd.
1,000,000	Series 2007-1A, Class B1L, 1.64%, 04/27/21	576,616
	Stone Tower CLO, Ltd.
2,000,000	Series 2007-6A, Class C, 1.64%, 04/17/21	1,164,971

	Total Asset-Backed Securities (Cost $21,981,684)	19,334,577

Shares
Common Stocks (j) - 8.7%

AEROSPACE - 0.0%
6,946	Delta Air Lines, Inc.	87,519

BROADCASTING - 4.7%
152,363	Communications Corp. of America (b) (c)	—
7,205	Young Broadcasting, Inc. (b)	17,472,125

		17,472,125

CHEMICALS - 0.0%
20,650	Panda Hereford Ethanol, LP (c)	28,910

DIVERSIFIED MEDIA - 0.0%
365	Endurance Business Media, Inc.	36,853

ENERGY - 0.2%
427,210	Value Creation, Inc.	875,781

FINANCIAL - 0.0%
54,336	Sacher Funding Ltd. (c)	—

GAMING/LEISURE - 2.8%
11,036	LLV Holdco, LLC — Series A Membership Interest (b) (c)	4,140,164
193	LLV Holdco, LLC — Series B Membership Interest (b) (c)	632,523
811	LLV Holdco, LLC — Series C Membership Interest (b) (c)	—
1,116	LLV Holdco, LLC — Series D Membership Interest (b) (c)	—
1,247	LLV Holdco, LLC — Series E Membership Interest (b) (c)	—
1,403	LLV Holdco, LLC — Series F Membership Interest (b) (c)	—
1,590	LLV Holdco, LLC — Series G Membership Interest (b) (c)	—
221,737	Metro-Goldwyn-Mayer, Inc.	5,266,254
4	Nevada Land Group, LLC (c)	492,250

		10,531,191

HEALTHCARE - 0.3%
82,441	CCS Medical, Inc. (b)	1,030,513

HOUSING - 0.1%
880,996	Las Vegas Land Holdings, LLC (c)	264,299

METALS/MINERALS - 0.6%
6,158	Euramax International, Inc.	2,001,350

UTILITY - 0.0%
132,930	Entegra TC, LLC	53,172

3,178	GBGH, LLC (c)	—

		53,172

	Total Common Stocks (Cost $151,169,631)	32,381,713

Warrants - 0.0%

BROADCASTING - 0.0%

325,673	Cerberus Bawag Investors (Sacher Warrants), expires 05/14/14 (c)	—
6	Young Broadcasting, Inc., expires 12/24/24 (b)	14,550

	Total Warrants (Cost $12,563)	14,550

Total Investments - 95.0% (Cost of $612,434,191) (k)		353,639,162

Other Assets & Liabilities, Net - 5.0%		18,776,002

Net Assets - 100.0%		$372,415,164

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by footnote (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2010. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)	Affiliated issuer. See Note 10.

(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $31,999,644, or 8.6% of net assets, were fair valued as of December 31, 2010.

(d)	Senior Loan Notes have additional unfunded loan commitments. See Note 9.

(e)	The issuer is, or is danger of being, in default of its payment obligation. Income is not being accrued.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	Fixed rate senior loan.

(h)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2010.

(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2010, these securities amounted to $19,334,577 or 5.2% of net assets.
See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund

(j)	Non-income producing security.

(k)	Cost for U.S. federal income tax purposes is $616,163,203.

AUD	Australian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

CSF	Credit Suisse First Boston

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

PIK	Payment-in-Kind
Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

			Principal		Net
Contracts			Amount		Unrealized
to Buy or		Counter	Covered by	Expi-	Appreciation/
to Sell	Currency	-party	Contracts	ration	(Depreciation)*

Sell	AUD	CSF	5,298,156	04/15/11	$(218,073)
Sell	EUR	CSF	7,283,009	02/03/11	(114,434)
Sell	GBP	CSF	8,331,763	02/03/11	278,797
Sell	GBP	CSF	13,951,000	05/12/11	728,885

					$675,175

*	The primary risk exposure is foreign exchange contracts. (See Notes 2 and 12).
Foreign Denominated or Domiciled Senior Loans
Industry Concentration Table:
(% of Net Assets)

Broadcasting	4.1%
Financial	3.1%
Retail	2.2%
Healthcare	1.9%
Diversified Media	1.5%
Metals/Minerals	0.7%
Service	0.7%
Telecommunications	0.5%
Information Technology	0.4%

Total	15.1%

8 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (unaudited)	Highland Floating Rate Fund

	($)

Assets:
Unaffiliated issuers, at value (cost $439,205,689)	308,546,984
Affiliated issuers, at value (Cost $173,228,502) (Note 10)	45,092,178

Total investments, at value (cost $612,434,191)	353,639,162
Cash and foreign currency*	15,807,538
Unrealized appreciation on forward foreign currency contracts	1,007,682
Receivable for:
Investments sold	23,174,929
Dividend and interest receivable	1,242,639
Fund shares sold	119,117
Prepaid litigation fee	194,519
Other assets	109,379

Total assets	395,294,965

Liabilities:
Net discount and unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	312,569
Unrealized depreciation on forward foreign currency contracts	332,507
Payables for:
Fund shares redeemed	914
Distributions	401,504
Investments purchased	20,921,408
Investment advisory fee (Note 4)	221,287
Administration fee (Note 4)	68,088
Trustees’ fees (Note 4)	40,078
Service and distribution fees (Note 4)	209,825
Commitment fee payable (Note 8)	66,313
Accrued expenses and other liabilities	305,308

Total Liabilities	22,879,801

Net Assets	372,415,164

Compositon of Net Assets:
Par value (Note 1)	59,326
Paid-in capital	1,006,497,432
Overdistributed net investment income (Note 3)	(4,993,666)
Accumulated net realized gain/(loss) from investments, unfunded transactions, forward foreign currency contracts and foreign currency transactions	(370,003,312)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward currency contracts and translation of assets and liabilities denominated in foreign currency	(259,144,616)

Net Assets	372,415,164

Class A
Net assets	131,029,354
Shares outstanding (unlimited authorization)	20,864,413
Net asset value per share (Net assets/shares outstanding)	6.28	*
Maximum offering price per share ( 100 / 96.50 of $6.28)	6.51	(b)

Class B
Net assets	9,757,201
Shares outstanding (unlimited authorization)	1,555,918
Net asset value and offering price per share (Net assets/shares outstanding)	6.27	(a)

Class C
Net assets	209,840,104
Shares outstanding (unlimited authorization)	33,434,337
Net asset value and offering price per share (Net assets/shares outstanding)	6.28	(a)

Class Z
Net assets	21,788,505
Shares outstanding (unlimited shares authorized)	3,471,550
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	6.28

*	Foreign currency held at cost is $9,798.

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more, the offering price is reduced.
See accompanying Notes to Financial Statements. | 9

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2010 (unaudited)	Highland Floating Rate Fund

($)

Investment Income:
Interest from unaffiliated issuers	9,074,756
Interest from affiliated issuer (Note 10)	1,221,426

Total investment income	10,296,182

Expenses:
Investment advisory fees (Note 4)	1,419,038
Administration fees (Note 4)	436,627
Accounting service fees	88,881
Distribution fee: (Note 4)
Class A	76,938
Class B	25,142
Class C	725,115
Service fee: (Note 4)
Class A	192,344
Class B	13,968
Class C	302,131
Transfer agent fee	465,308
Trustees’ fees (Note 4)	77,346
Custodian fees	30,177
Registration fees	22,685
Reports to shareholders	139,494
Audit fees	45,824
Legal fees	371,638
Insurance expenses	65,229
Interest expense (Note 8)	28,378
Commitment and upfront fee expenses (Note 8)	170,401
Other expenses	43,439

Net operating expenses	4,740,103

Net expenses	4,740,103

Net investment income	5,556,079

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(47,862,247)
Net realized gain/(loss) on investments from affiliated issuer (Note 9)	(319,806)
Net realized gain/(loss) on unfunded transactions (Note 9)	(5,523)
Net realized gain/(loss) on forward foreign currency contracts(1)	(1,900,780)
Net realized gain/(loss) on foreign currency transactions	919,432
Net change in unrealized appreciation/(depreciation) on investments	53,037,465
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(45,638)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts(1)	(1,818,812)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(77,770)

Net realized and unrealized gain/(loss) on investments	1,926,321

Net increase in net assets from operations	7,482,400

(1)	The primary risk exposure is foreign exchange contracts (See Notes 2 and 12).
10 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Highland Floating Rate Fund

	Highland Floating Rate Fund
	Six Months
	Ended	Ten Months
	December 31, 2010	Ended	Year Ended
	(unaudited)	June 30, 2010	August 31, 2009
	($)	($)	($)
Increase/(Decrease) in Net Assets:
From Operations
Net investment income	5,556,079	14,343,537	44,072,314
Net realized gain/(loss) on investments, unfunded transactions, forward foreign currency contracts and foreign currency transactions	(49,168,924)	(35,995,800)	(183,107,117)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	51,095,245	69,992,479	(134,600,480)

Net increase/(decrease) in net assets from operations	7,482,400	48,340,216	(273,635,283)

Distributions Declared to Shareholders
From net investment income:
Class A	(2,462,153)	(2,579,408)	(27,054,721)
Class B	(158,790)	(190,494)	(3,171,260)
Class C	(3,243,265)	(3,385,780)	(34,673,576)
Class Z	(526,367)	(576,124)	(6,903,087)
Total distributions from net investment income	(6,390,575)	(6,731,806)	(71,802,644)

From return of capital:
Class A	—	(3,238,704)	—
Class B	—	(238,339)	—
Class C	—	(4,250,376)	—
Class Z	—	(724,313)	—
Total distributions from return of capital	—	(8,451,732)	—

From capital gains:

Total distributions declared to shareholders	(6,390,575)	(15,183,538)	(71,802,644)

Share Transactions
Class A
Subscriptions	2,245,325	12,062,171	38,704,218
Distributions reinvested	1,228,429	2,878,932	14,260,548
Redemptions	(34,052,041)	(86,514,885)	(189,510,081)

Net decrease	(30,578,287)	(71,573,782)	(136,545,315)
Class B
Subscriptions	—	9,134	645,806
Distributions reinvested	158,790	249,330	1,885,709
Redemptions	(2,493,519)	(9,467,416)	(32,757,532)

Net decrease	(2,334,729)	(9,208,952)	(30,226,017)
Class C
Subscriptions	1,082,471	7,513,813	13,569,281
Distributions reinvested	1,551,125	3,706,643	16,182,887
Redemptions	(42,206,998)	(98,109,493)	(156,492,881)

Net decrease	(39,573,402)	(86,889,037)	(126,740,713)
Class Z
Subscriptions	452,086	1,436,979	5,241,711
Distributions reinvested	172,621	412,650	2,194,780
Redemptions	(10,228,031)	(19,243,528)	(51,422,068)

Net decrease	(9,603,324)	(17,393,899)	(43,985,577)

Net decrease from share transactions	(82,089,742)	(185,065,670)	(337,497,622)

Total decrease in net assets	(80,997,917)	(151,908,992)	(682,935,549)
Net Assets
Beginning of period	453,413,081	605,322,073	1,288,257,622

End of period (including overdistributed net investment income of $(4,993,666), $(4,159,170) and $(9,976,234), respectively)	372,415,164	453,413,081	605,322,073
See accompanying Notes to Financial Statements. | 11

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Floating Rate Fund

	Highland Floating Rate Fund
	Six Months
	Ended	Ten Months
	December 31, 2010	Ended	Year Ended
	(unaudited)	June 30, 2010	August 31, 2009
	($)	($)	($)
Change in Shares
Class A
Subscriptions	355,131	1,951,303	6,282,589
Issued for distributions reinvested	194,180	459,691	2,474,019
Redemptions	(5,365,484)	(14,114,976)	(29,534,277)

Net decrease	(4,816,173)	(11,703,982)	(20,777,669)
Class B
Subscriptions	—	1,459	92,142
Issued for distributions reinvested	25,701	39,924	326,260
Redemptions	(394,590)	(1,544,602)	(5,152,450)

Net decrease	(368,889)	(1,503,219)	(4,734,048)
Class C
Subscriptions	170,772	1,204,199	2,292,881
Issued for distributions reinvested	245,466	592,361	2,813,560
Redemptions	(6,643,468)	(15,931,932)	(25,017,909)

Net decrease	(6,227,230)	(14,135,372)	(19,911,468)
Class Z
Subscriptions	71,389	231,702	860,053
Issued for distributions reinvested	27,312	65,943	379,342
Redemptions	(1,607,312)	(3,132,468)	(8,480,241)

Net decrease	(1,508,611)	(2,834,823)	(7,240,846)
12 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended December 31, 2010 (unaudited)	Highland Floating Rate Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	5,556,079

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(248,805,868)
Proceeds from disposition of investment securities	336,502,888
Decrease in dividends and interest receivable	1,522,303
Cash received from litigation claim	98,340
Decrease in prepaid legal fee	100,823
Increase in other assets	(148,580)
Net amortization/(accretion) of premium/(discount)	(20,374)
Effect of exchange rate changes on cash	(1,562,221)
Decrease in payables to related parties	(72,854)
Increase in interest expense	57,597
Net realized gain/(loss) on unfunded transactions	(5,523)

Decrease in accrued expenses and other liabilities	(384,312)

Net cash and foreign currency flow provided by operating activities	92,838,298

Cash Flows Used in Financing Activities
Proceeds from shares sold	3,862,828
Payment of shares redeemed	(88,979,675)
Distributions paid in cash	(3,503,611)

Net cash flow used in financing activities	(88,620,458)

Net increase in cash and foreign currency	4,217,840

Cash and Foreign Currency
Beginning of the period	11,589,698

End of the period	15,807,538

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and commitment fees	141,182

See accompanying Notes to Financial Statements. | 13

FINANCIAL HIGHLIGHTS
Highland Floating Rate Fund
Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class A Shares	(unaudited)		June 30, 2010		2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$6.28		$5.91		$8.31	$9.65	$9.95		$9.88	9.80

Income from Investment Operations:
Net investment income(a)	0.09		0.18		0.37	0.63	0.75		0.70	0.49
Net realized and unrealized gain/(loss)(a)	0.01		0.38		(2.19)	(1.36)	(0.29)		0.07	0.08

Total from investment operations	0.10		0.56		(1.82)	(0.73)	0.46		0.77	0.57

Less Distributions Declared to Shareholders:
From net investment income	(0.10)		(0.08)		(0.58)	(0.61)	(0.76)		(0.70)	(0.49)
From return of capital	—		(0.11)		—	—	—		—	—

Total distributions declared to shareholders	(0.10)		(0.19)		(0.58)	(0.61)	(0.76)		(0.70)	(0.49)

Net Asset Value, End of Period	$6.28		$6.28		$5.91	$8.31	$9.65		$9.95	$9.88
Total return(b)	1.92	%(c)	9.54	%(c)	(21.44)%	(7.62)%	4.28	%(d)	8.18%	5.93%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$131,029		$161,222		$221,017	$483,320	$926,800		$732,767	$355,998
Total expenses excluding interest expense	1.84%		1.93%		1.66%	1.42%	1.12%		1.18%	1.23%
Interest expense and commitment fee	0.07%		0.02%		— (e)	0.01%	0.03%		0.04%	0.05%
Waiver/reimbursement	—		—		(0.01)%	(0.01)%	—		(0.01)%	(0.08)%
Net expenses including interest expense(f)	1.91%		1.95%		1.65%	1.42%	1.15%		1.21%	1.20%
Net investment income	2.81%		3.53%		6.14%	6.92%	7.55%		7.08%	5.05%
Portfolio turnover rate	61	%(c)	60	%(c)	27%	24%	86%		64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge (“CDSC”). For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2007.

(e)	Rounds to less than 0.01%.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
14 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate
Fund Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class B Shares	(unaudited)		June 30, 2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.27		$5.91		$8.30	$9.64	$9.95	$9.87	$9.80

Income from Investment Operations:
Net investment income(a)	0.08		0.16		0.36	0.59	0.72	0.67	0.46
Net realized and unrealized gain/(loss)(a)	0.01		0.37		(2.19)	(1.35)	(0.31)	0.08	0.06

Total from investment operations	0.09		0.53		(1.83)	(0.76)	0.41	0.75	0.52

Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.07)		(0.56)	(0.58)	(0.72)	(0.67)	(0.45)
From return of capital	—		(0.10)		—	—	—	—	—

Total distributions declared to shareholders	(0.09)		(0.17)		(0.56)	(0.58)	(0.72)	(0.67)	(0.45)

Net Asset Value, End of Period	$6.27		$6.27		$5.91	$8.30	$9.64	$9.95	$9.87
Total return(b)	1.75	%(c)	9.06	%(c)	(21.61)%	(8.05)%	4.03%	7.82%	5.46%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$9,757		$12,067		$20,246	$67,784	$123,580	$150,922	$169,780
Total expenses excluding interest expense	2.19%		2.28%		2.01%	1.77%	1.47%	1.53%	1.58%
Interest expense and commitment fee	0.07%		0.02%		— (d)	0.01%	0.03%	0.04%	0.05%
Waiver/reimbursement	—		—		(0.01)%	(0.01)%	—	(0.01)%	(0.08)%
Net expenses including interest expense(e)	2.26%		2.30%		2.00%	1.77%	1.50%	1.56%	1.55%
Net investment income	2.46%		3.18%		5.79%	6.57%	7.20%	6.73%	4.70%
Portfolio turnover rate	61	%(c)	60	%(c)	27%	24%	86%	64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	Rounds to less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 15

FINANCIAL HIGHLIGHTS
Highland Floating Rate Fund
Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class C Shares	(unaudited)		June 30, 2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.27		$5.91		$8.30	$9.64	$9.95	$9.87	$9.80

Income from Investment Operations:
Net investment income(a)	0.07		0.16		0.34	0.58	0.70	0.65	0.45
Net realized and unrealized gain/(loss)(a)	0.02		0.37		(2.18)	(1.35)	(0.30)	0.08	0.06

Total from investment operations	0.09		0.53		(1.84)	(0.77)	0.40	0.73	0.51

Less Distributions Declared to Shareholders:
From net investment income	(0.08)		(0.08)		(0.55)	(0.57)	(0.71)	(0.65)	(0.44)
From return of capital	—		(0.09)		—	—	—	—	—

Total distributions declared to shareholders	(0.08)		(0.17)		(0.55)	(0.57)	(0.71)	(0.65)	(0.44)

Net Asset Value, End of Period	$6.28		$6.27		$5.91	$8.30	$9.64	$9.95	$9.87
Total return(b)	1.67	%(c)	8.92	%(c)	(21.73)%	(8.19)%	3.87%	7.65%	5.30%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$209,840		$248,873		$317,889	$612,137	$931,623	$627,964	$366,841
Total expenses excluding interest expense	2.34%		2.43%		2.16%	1.92%	1.62%	1.68%	1.73%
Interest expense and commitment fee	0.07%		0.02%		— (d)	0.01%	0.03%	0.04%	0.05%
Waiver/reimbursement	—		—		(0.01)%	(0.01)%	—	(0.01)%	(0.08)%
Net expenses including interest expense(e)	2.41%		2.45%		2.15%	1.92%	1.65%	1.71%	1.70%
Net investment income	2.31%		3.03%		5.64%	6.42%	7.05%	6.58%	4.55%
Portfolio turnover rate	61	%(c)	60	%(c)	27%	24%	86%	64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	Rounds to less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
16 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate Fund
Selected data for a share outstanding throughout each period is as follows:

	Six Months
	Ended		Ten Months
	December 31, 2010		Ended		Years Ended August 31,
Class Z Shares	(unaudited)		June 30, 2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.28		$5.91		$8.30	$9.64	$9.95	$9.87	$9.80

Income from Investment Operations:
Net investment income(a)	0.10		0.20		0.40	0.66	0.79	0.74	0.53
Net realized and unrealized gain/(loss)(a)	0.01		0.38		(2.19)	(1.36)	(0.31)	0.08	0.06

Total from investment operations	0.11		0.58		(1.79)	(0.70)	0.48	0.82	0.59

Less Distributions Declared to Shareholders:
From net investment income	(0.11)		(0.09)		(0.60)	(0.64)	(0.79)	(0.74)	(0.52)
From return of capital	—		(0.12)		—	—	—	—	—

Total distributions declared to shareholders	(0.11)		(0.21)		(0.60)	(0.64)	(0.79)	(0.74)	(0.52)

Net Asset Value, End of Period	$6.28		$6.28		$5.91	$8.30	$9.64	$9.95	$9.87
Total return(b)	2.10	%(c)	9.84	% (c)	(21.06)%	(7.40)%	4.75%	8.57%	6.20%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$21,789		$31,251		$46,170	$125,017	$346,195	$225,284	$192,482
Total expenses excluding interest expense	1.49%		1.58%		1.31%	1.07%	0.77%	0.83%	0.88%
Interest expense and commitment fee	0.07%		0.02%		— (d)	0.01%	0.03%	0.04%	0.05%
Waiver/reimbursement	—		—		(0.01)%	(0.01)%	—	(0.01)%	(0.08)%
Net expenses including interest expense(e)	1.56%		1.60%		1.30%	1.07%	0.80%	0.86%	0.85%
Net investment income	3.16%		3.88%		6.49%	7.27%	7.90%	7.43%	5.40%
Portfolio turnover rate	61	%(c)	60	% (c)	27%	24%	86%	64%	75%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	Rounds to less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 17

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2010	Highland Floating Rate Fund
Note 1. Organization
Highland Floating Rate Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company. On March 22, 2010, the Board of Trustees approved a change in the Funds’ fiscal year end from August 31 to June 30.
Investment Objective
The Fund seeks a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares with par value $0.001 per share and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s shares is calculated daily in accordance with procedures approved by the Board of Trustees of the Fund (the “Board” or “Trustees”). The NAV per share of each class of the Fund’s shares is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the total number of shares of the class outstanding.
Valuation of Investments
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for valuation. Securities where there are no readily available market quotations, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and has been approved by the Trustees.
Securities for which market quotations are not readily available, or for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus
18 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Fair Value Measurements:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
As of December 31, 2010, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, preferred stock and warrants. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
The fair value of the Fund’s common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
For investments which do not have readily available quotations or are not priced by a pricing service or broker, the Fund will determine the investments fair value, as determined by the Board or its designee in accordance with procedures approved the Board, taking into account relevant factors. These factors include: 1) fundamental analytical data relating to the investment, 2) the nature and duration of restrictions on disposition of the securities and 3) an evaluation of the forces that influence the market in which the investment is purchased and sold.
At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 is as follows:
Semi-Annual Report | 19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2010	Price	Input	Input
Common Stocks
Aerospace	$87,519	$87,519	$—	$—
Broadcasting	17,472,125	—	—	17,472,125
Chemicals	28,910	—	—	28,910
Diversified Media	36,853	—	—	36,853
Energy	875,781	—	—	875,781
Gaming/Leisure	10,531,191	—	—	10,531,191
Healthcare	1,030,513	—	—	1,030,513
Housing	264,299	—	—	264,299
Metals/Minerals	2,001,350	—	—	2,001,350
Utility	53,172	—	—	53,172
Warrants	14,550		—	14,550
Debt
Senior Loans	301,908,322	—	168,535,600	133,372,722
Asset-Backed Securities	19,334,577	—	—	19,334,577
Other Financial Instruments*
Forward foreign exchange contracts	1,007,682	—	1,007,682	—

Total Assets	354,646,844	87,519	169,543,282	185,016,043

Liabilities
Other Financial Instruments*
Forward foreign exchange contracts	(332,507)	—	(332,507)	—

Total Liabilities	(332,507)	—	(332,507)	—

Total	$354,314,337	$87,519	$169,210,775	$185,016,043

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forwards, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were classified as Level 3 as of December 31, 2010.
The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended December 31, 2010.

			Net
			Amortization	Net	Net		Balance
Assets at Fair Value	Balance as of	Transfers	(Accretion) of	Realized	Unrealized	Net	as of
Using Unobservable	June 30,	in/(out)	Premium/	Gains/	Gains/	Purchase/	December 31,
Inputs Level 3	2010	of Level 3	(Discount)	(Losses)	(Losses)	(Sales)	2010
Common Stocks
Broadcasting	$14,581,479	$—	$—	$—	$2,890,646	$—	$17,472,125
Chemicals	309,750	—	—	(71,043)	2,953	(212,750)	28,910
Diversified Media	—	—	—	—	(2,742,554)	2,779,407	36,853
Energy	854,420	—	—	—	21,361	—	875,781
Gaming/Leisure	1,089,655	—	—	—	(114,909,956)	124,351,492	10,531,191
Healthcare	—	2,184,687	—	—	(1,154,174)	—	1,030,513
Housing	—	308,349	—	—	(44,050)	—	264,299
Metals/Minerals	1,069,090	—	—	—	932,260	—	2,001,350
Transportation — Land Transportation	188,098	—	—	(438,670)	476,652	(226,080)	—
Utility	59,819	—	—	—	(6,647)	—	53,172
Warrants	—	—	—	—	—	—	—
Broadcasting	12,143	—	—	—	2,407	—	14,550
Debt	—	—	—	—	—	—	—
Senior Loans	123,501,784	46,500,231	45,347	(14,835,712)	109,790,886	(131,629,814)	133,372,722
Asset-Backed Securities	15,511,479	—	—	—	—	3,823,098	19,334,577
Claims	49,047	—	—	(26,848,781)	26,876,127	(76,393)	—

Total	$157,226,764	$48,993,267	$45,347	$(42,194,206)	$22,135,911	$(1,191,040)	$185,016,043

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.
20 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
The net unrealized gains shown in the table above relate to investments that were held at December 31, 2010. The Fund presents these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the period ended December 31, 2010, a net amount of $48,993,267 was transferred to Level 3 from Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund may enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time the contract is initiated. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. During the six months ended December 31, 2010, the open values of forward foreign currency contracts were AUD 5,298,156, EUR 7,283,009 and GBP 22,282,763 and the closed values were EUR 12,320,000 and GBP 27,768,600.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the NAV of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Semi-Annual Report | 21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At December 31, 2010, the Fund had $9,466 of cash and cash equivalents denominated in foreign currencies, with a cost of $9,798.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences are primarily attributable to reclassification of foreign currency transactions.
Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended June 30, 2010 and the years ended August 31, 2009 and August 31, 2008, were as follows:

Distributions paid from:	2010	2009	2008

Ordinary Income *	$6,731,806	$71,802,644	$114,377,646

Return of capital	8,451,732	—	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of June 30, 2010, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed		Accumulated
Ordinary	Long-Term	Net Unrealized	Capital and
Income	Capital Gains	Depreciation*	Other Losses

$—	$—	$(312,350,287)	$(319,115,878)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.
The accumulated capital losses to offset future gains (capital loss carryforwards) for the Fund are $11,586,151, $90,545,344 and $203,932,074 which will expire on June 30, 2016, June 30, 2017 and June 30, 2018, respectively. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period up to eight years to the extent allowed by the Internal Revenue Code.
Unrealized appreciation and depreciation at December 31, 2010, based on the cost of investments for U.S. federal income tax purposes was:

Gross unrealized appreciation	$10,903,265
Gross unrealized depreciation	(273,427,306)

Net unrealized depreciation	$(262,524,041)

Note 4. Advisory, Administration, Service and Distribution and Trustee Fees
Investment Advisory Fee
The Investment Adviser receives from the Fund a monthly advisory fee, based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate

First $1 billion	0.65%

Next $1 billion	0.60%

Over $2 billion	0.55%
For the period ended December 31, 2010, the Fund’s effective investment advisory fee rate was 0.65%.
Administration Fees
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the Fund’s average daily net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc. The Investment Adviser pays BNY Mellon directly for these sub-administration services.
22 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
Service and Distribution Fees
BNY Mellon Distributors Inc. (the “Underwriter”), formerly known as PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the six months ended December 31, 2010, the Underwriter received $179 of front-end sales charges on Class A Shares and received $766, $10 and $1,339 of CDSC on Class A, Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this annual report.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the six months ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $246,854,059 and $342,811,802 respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September and December. It is anticipated that normally the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.
For the six months ended December 31, 2010, there were two Repurchase Offers. In the September 2010 and December 2010 Repurchase Offers, the Fund offered to repurchase 7.0% and 9.0%, respectively, of its outstanding shares. In the September 2010 and December 2010 Repurchase Offers, 9.0% and 11.0%, respectively, of shares outstanding were repurchased. In connection with each Repurchase Offer, the Fund repurchased an additional 2.0% of the shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase requests.
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry.
At December 31, 2010, there were no senior loan participation commitments.
Semi-Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
Note 8. Credit Agreement
On February 26, 2010, the Fund entered into a $35,000,000 unsecured credit agreement with PNC Bank (the “Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. Interest on any borrowings is charged to the Fund at a rate equal to the Federal Funds Effective Rate plus 2.50%. Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $87,500 upfront fee. This fee is amortized over the remaining term of the Credit Agreement and $44,109 of upfront fee is included in commitment and up front fee expense on the Statement of Operations. Also, the Fund has agreed to pay a commitment fee of 0.75% on any undrawn amounts, which amounts to $126,292 for the period, and which is also included in commitment and up front fee expense on the Statement of Operations.
For the six months period ended December 31, 2010, the average daily loan balance outstanding for the 22 days where borrowing existed was $17,181,818 at a weighted average interest rate of 2.70%.
Interest expense of $28,378 was paid for use of the line of credit and is included in the Statement of Operations.
Note 9. Unfunded Loan Commitments
As of December 31, 2010, the Fund had unfunded loan commitments of $4,950,834, which could be extended at the option of the borrower, as detailed below:

Unfunded
Loan
Borrower	Commitment
Broadstripe, LLC	$2,214,647
LLV Holdco, LLC	1,815,602
SIRVA Worldwide, Inc.	920,585

$4,950,834

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2010, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $312,569. The net change in unrealized depreciation on unfunded transactions of $45,638 is recorded in the Statement of Operations.
Note 10. Affiliated Issuers and Transactions
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies as of December 31, 2010:

	Par Value at	Shares at	Market Value
	December 31,	December 31,	June 30,	December 31,
	2010	2010	2010	2010
CCS Medical, Inc. (Senior Loans)	$16,683,644	—	$14,891,057	$13,659,283
CCS Medical, Inc. (Common Stock)	—	82,441	2,184,687	1,030,513
ComCorp Broadcasting, Inc. (Senior Loans)*	2,989,118	—	2,557,191	2,719,500
Communications Corp of America (Common Stock)	—	152,363	—	—
LLV Holdco, LLC (Senior Loans)	1,086,230	—	—	1,075,368
LLV Holdco, LLC (Common Stock)	—	17,396	—	4,772,687
Young Broadcasting, Inc. (Senior Loans)	4,326,520	—	4,329,813	4,348,152
Young Broadcasting, Inc. (Common Stocks)	—	7,205	14,581,479	17,472,125
Young Broadcasting, Inc. (Warrants)	—	6	12,143	14,550

	$25,085,512	259,411	$38,556,370	45,092,178

*	Company is a wholly owned subsidiary of Communications Corp. of America.
The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price.
For the six months ended December 31, 2010, there were no security transactions with affiliated funds.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to appropriate documentation and safeguards. These expenses are recorded in the Statement of Assets and Liabilities and the Statement of Operations.
24 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
Note 12. Disclosure of Significant Risks and Contingencies
Non-Diversification and Industry Concentration Risk
The Fund may focus its investments in instruments of only a few issuers. Additionally, the Fund will concentrate its investments in the financial services industry. The concentration of the Fund’s portfolio in a limited number of issuers would subject the Fund to a greater degree of risk with respect to defaults by such issuers, and the concentration of the portfolio in the financial services industry subjects the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
The Fund may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience more severe downturns or recessions. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding or other taxes on dividends, interest or capital gain.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts, the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can
Semi-Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The successful use of derivative transactions depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 13. Legal Matters
Matters Relating to the Fund’s Investment in TOUSA, Inc. The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff ”), which are home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. The Fund and other Funds and accounts managed by the Investment Adviser, and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as a Term Loan Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint and a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its capacity as a Term Loan Lender. The case went to trial, which concluded in August 2009.
On October 13, 2009, the court ruled for the Plaintiff in the action and ordered the defendants to return the proceeds received from the pay off of the term loan at par on July 31, 2007. The proceeds received by the Fund totaled $4,000,000. Additionally, the court ordered the defendants to pay simple interest on the amount returned at an annual rate of 9%.
In November 2009, the Fund and other defendants filed an appeal to the decision. On December 22, 2009, the Fund posted $5,310,479 with the Court. This amount is recorded in the Statement of Assets and Liabilities and the Statement of Operations. The appellate hearing took place on October 22, 2010.
Matters Relating to the Fund’s Investment in Broadstripe, LLC. The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of August 31, 2009, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any. The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously.
In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and
26 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2010	Highland Floating Rate Fund
equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint. The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.
Note 14. Subsequent Event
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.
Semi-Annual Report | 27

     For a free copy of the reports of the Acquired Funds’, shareholders may calling 1-877-665-1287 or write to the Acquired Funds at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.
     As of the date of this SAI, the Acquiring Fund has not yet begun operations; therefore, historical financial information and an annual report for the Acquiring Fund is not available.
     Pro forma financial statements of the Acquiring Fund for the Reorganizations are attached hereto as Appendix B.

Appendix A — Pro Forma Financial Statements
     Shown below are the financial statements for the Acquired Funds and pro forma financial statements of the Acquiring Fund assuming the consummation of the Reorganizations of each Acquired Fund into the Acquiring Fund. The pro forma Statement of Investments and the pro forma Statement of Assets and Liabilities have been prepared as though the Reorganizations had been effective on December 31, 2010. The pro forma Statement of Operations reflects the results of the Acquiring Fund and the Acquired Funds for the twelve months ended December 31, 2010 as if the Reorganizations occurred on December 31, 2009.

Statement of Investments
Highland Floating Rate Advantage Fund
As of December 31, 2010

Principal Amount ($)					Value ($)
US Senior Loans (a) - 96.6%
Aerospace 3.7%
1,989,924	Delta Air Lines, Inc.	Term Loan	8.75	9/27/2013	2,011,067
2,816,455	Delta Air Lines, Inc.	Term Loan Equipment Notes	3.80	9/29/2012	2,717,879
1,658,688	Hawker Beechcraft Acquisition Co. LLC	Series A New Term Loan	10.50	3/26/2014	1,663,250
2,000,000	TransDigm, Inc.	Term Loan	5.00	12/6/2016	2,022,380
10,625,753	US Airways Group, Inc.	Term Loan	2.79	3/21/2014	9,603,025

					18,017,601
Broadcasting 3.5%
271,635	ComCorp Broadcasting, Inc.	Revolving Loan	9.00	10/3/2012	247,134	(b) (c)
2,717,483	ComCorp Broadcasting, Inc.	Term Loan	9.00	4/3/2013	2,472,366	(b) (c)
4,966,937	Cumulus Media, Inc.	Replacement Term Loan	4.01	6/11/2014	4,632,911
3,910,350	Entercom Radio LLC	Term A Loan	1.43	6/29/2012	3,806,726
6,145,041	Young Broadcasting, Inc.	Term Loan	8.00	6/30/2015	6,175,766	(b)

					17,334,903
Cable/Wireless Video 5.5%
5,143,947	Broadstripe, LLC	DIP Revolver	5.05	1/2/1900	5,133,659	(c) (d)
49,805,220	Broadstripe, LLC	First Lien Term Loan	—	6/30/2011	19,583,413	(c) (e)
1,428,203	Broadstripe, LLC	Revolver	—	6/30/2011	561,569	(c) (e)
1,826,962	WideOpenWest Finance, LLC	Series A New Term Loan	6.76	6/30/2014	1,794,999

					27,073,640
Chemicals 2.0%
2,637,523	W.R. Grace & Co.	5 Year Revolver	5.25	1/2/1900	4,859,635
2,637,523	W.R. Grace & Co.	Revolving Credit Loan	5.25	1/2/1900	4,859,635
					9,719,270
Consumer Durables 0.7%
3,656,182	Playpower, Inc.	USD ABR Loan	—	6/30/2012	3,153,457
270,140	Water PIK, Inc.	First Lien Term Loan	3.51	6/15/2013	250,386	(d)

					3,403,843
Consumer Non-Durables 0.6%
502,964	KIK Custom Products, Inc.	First Lien Canadian Term Loan	2.56	6/2/2014	431,709
2,933,954	KIK Custom Products, Inc.	First Lien U.S. Term Loan	2.56	6/2/2014	2,518,301

					2,950,010
Diversified Media 2.0%
6,913,226	Cengage Learning Acquisitions, Inc.	Term Loan	2.55	7/3/2014	6,534,104
3,013,774	Cydcor, Inc.	First Lien Tranche B Term Loan	9.00	2/5/2013	2,921,493
1,523,567	Endurance Business Media, Inc.	Term Loan	6.50	12/14/2014	457,070

					9,912,667
Energy 4.2%
192,631	Alon USA Energy, Inc.	Edington Facility	2.54	8/5/2013	149,048
1,541,046	Alon USA Energy, Inc.	Paramount Facility	2.53	8/5/2013	1,192,385
4,476,000	Big West Oil, LLC	Term Loan	7.00	3/31/2016	4,543,140
854,375	Calumet Lubricants Co., LP	Credit Linked Letter of Credit	4.14	1/3/2015	826,607	(f)
6,277,694	Calumet Lubricants Co., LP	Term Loan	4.29	1/3/2015	6,073,669	(f)
7,943,036	Venoco, Inc.	Second Lien Term Loan	4.31	5/7/2014	7,648,468

					20,433,317

Principal Amount ($)					Value ($)
Financial 4.1%
10,000,000	AGFS Funding Co.	Term Loan	7.25	4/21/2015	10,167,100
2,500,000	Checksmart Financial Co.	Second Lien Term Loan	5.80	5/1/2013	250,000
3,233,040	Nuveen Investments, Inc.	Extended First Lien Term Loan	5.80	5/13/2017	3,136,049
2,766,960	Nuveen Investments, Inc.	Non-Extended First Lien Term Loan	3.30	11/13/2014	2,649,945
3,000,000	Nuveen Investments, Inc.	Second Lien Term Loan	12.50	7/31/2015	3,256,245	(g)
432,353	Online Resources Corp.	Term Loan	2.51	2/21/2012	429,110

					19,888,449
Food and Drug 1.1%
1,750,000	Burger King Corp.	Tranche B Term Loan	6.25	10/19/2016	1,779,033
1,468,508	Rite Aid Corp.	Tranche 2 Term Loan	2.02	6/4/2014	1,343,376
2,468,875	Rite Aid Corp.	Tranche 3 Term Loan	6.00	6/4/2014	2,457,036

					5,579,445
Food/Tobacco 2.9%
2,713,333	DS Waters of America, Inc.	Term Loan	2.53	10/29/2012	2,659,067
2,500,000	DSW Holdings, Inc.	Term Loan	4.29	3/2/2012	2,412,500
830,721	OSI Restaurant Partners, LLC	Pre-Funded RC Term Loan	1.44	6/14/2013	795,270
8,597,966	OSI Restaurant Partners, LLC	Term Loan	2.63	6/14/2014	8,231,047

					14,097,884
Forest Products/Containers 3.3%
7,148,750	Graham Packaging Co., L.P.	Term Loan D	6.00	9/23/2016	7,252,657
8,706,250	Smurfit Stone Container Enterprises, Inc.	Exit Term Loan	6.75	7/15/2016	8,866,358

					16,119,015
Gaming/Leisure 4.1%
14,595,267	Ginn LA Conduit Lender, Inc.	First Lien Tranche A Credit-Linked Deposit	—	6/8/2011	839,228	(e)
31,288,508	Ginn LA Conduit Lender, Inc.	First Lien Tranche B Term Loan	—	6/8/2011	1,799,089	(e)
7,000,000	Ginn LA Conduit Lender, Inc.	Second Lien Term Loan	—	6/8/2012	35,000	(e)
4,560,000	Green Valley Ranch Gaming LLC	Second Lien Term Loan	—	8/16/2014	153,900	(e)
1,014,484	Las Vegas Sands, LLC	Delayed Draw I Term Loan	3.03	11/23/2016	977,425
5,042,764	Las Vegas Sands, LLC	Tranche B Term Loan	3.03	11/23/2016	4,858,552
2,310,725	LLV Holdco, LLC	Exit Revolving Loan	7.44	12/31/2012	2,287,618	(b) (d) (g)
327,020	Nevada Land Group, LLC	First Lien Initial Loan, PIK	40.26	11/10/2013	328,656
811,251	Nevada Land Group, LLC	Second Lien Initial Loan	10.00	11/12/2013	815,307	(g)
332,579	Tamarack Resort, LLC	Term Loan	—	1/2/1900	266,063	(e)
2,092,446	VML US Finance, LLC	Term B Delayed Draw Project Loan	4.80	5/25/2012	2,095,062
5,502,808	VML US Finance, LLC	Term B Funded Project Loan	4.80	5/27/2013	5,509,686
13,000,000	WAICCS Las Vegas 3 LLC	Second Lien Term Loan	—	1/2/1900	97,500	(e)

					20,063,086
Healthcare 8.9%
18,595,097	CCS Medical, Inc.	First Lien Term Loan	9.00	3/31/2015	16,456,661	(b)
6,618,013	CCS Medical, Inc.	Second Lien Term Loan, PIK	11.00	3/31/2016	4,185,893	(b)
2,400,000	DaVita, Inc.	Tranche B Term Loan	4.50	10/20/2016	2,425,692
7,015,628	Graceway Pharmaceuticals, LLC	Mezzanine Loan	—	11/1/2013	72,027	(e)

Principal Amount ($)					Value ($)
4,000,000	HCA, Inc.	Tranche B-1 Term Loan	2.55	11/18/2013	3,969,280
11,158,139	LifeCare Holdings	Term Loan	4.54	8/10/2012	10,907,081
2,000,000	MedAssets, Inc.	Term Loan	5.25	11/16/2016	2,013,750
1,500,000	Physiotherapy Associates, Inc./ Benchmark Medical, Inc.	Second Lien Term Loan	12.00	12/31/2013	1,050,000
2,768,402	Rehabcare Group, Inc.	Term Loan B	6.00	11/24/2015	2,789,165

					43,869,549
Housing (e) 0.9%
4,000,000	EH/Transeastern, LLC/TE TOUSA	Term Loan	—	1/2/1900	—	(c)
1,692,857	Kyle Acquisition Group LLC	Facility B	—	1/2/1900	152,357
1,307,143	Kyle Acquisition Group LLC	Facility C	—	7/20/2011	117,643
4,848,813	LBREP/L-Suncal Master I, LLC	First Lien Term Loan	—	1/2/1900	72,732
1,556,102	November 2005 Land Investors, LLC	First Lien New Term Loan	—	3/31/2011	326,782
19,432,275	Westgate Investments, LLC	Senior Secured Loan, PIK	—	1/2/1900	3,563,923
6,799,724	Westgate Investments, LLC	Third Lien Term Loan	—	6/30/2015	24,197	(g)
4,237,189	Withers Preserve MB-I	B-Note	—	1/2/1900	243,638	(c)

					4,501,272
Information Technology 7.3%
6,628,159	CDW LLC	Extended Term Loan	5.26	7/15/2017	6,588,125
6,800,000	Fifth Third Processing Solutions, LLC	First Lien Term Loan B	5.50	11/3/2016	6,868,000
6,964,573	Freescale Semiconductor, Inc.	Extended Maturity Term Loan	4.51	12/1/2016	6,745,468
2,494,243	Infor Enterprise Solutions Holdings, Inc.	First Lien Extended Delayed Draw Term Loan	6.02	7/28/2015	2,397,591
4,862,867	Infor Enterprise Solutions Holdings, Inc.	First Lien Extended Initial U.S. Term Loan	6.02	7/28/2015	4,674,431
5,000,000	Kronos, Inc.	Second Lien Term Loan	6.05	6/11/2015	4,901,250
3,482,500	Vertafore, Inc.	Term Loan	6.75	7/29/2016	3,507,347	(f)

					35,682,212
Manufacturing 2.6%
4,173,112	Dana Holdings Corp.	Term Advance	4.53	1/30/2015	4,211,714
3,690,750	Goodman Global, Inc.	Initial First Lien Initial Term Loan	5.75	10/28/2016	3,716,714
4,824,579	Pinafore, LLC	Term Loan B	6.25	9/29/2016	4,898,467

					12,826,895
Metals/Minerals 0.8%
2,075,117	Euramax International, Inc.	Domestic Term Loan (Cash Pay)	10.00	6/29/2013	1,997,300
1,966,191	Euramax International, Inc.	Domestic Term Loan, PIK	12.00	6/29/2013	1,892,459

					3,889,759
Retail 5.0%
2,097,054	Burlington Coat Factory Warehouse Corp.	Term Loan	2.53	5/28/2013	2,068,219
4,020,474	Guitar Center, Inc.	Term Loan	3.77	10/9/2014	3,759,144
2,800,000	Gymboree Corp.	Term Loan	5.50	11/23/2017	2,819,909	(f)
2,994,110	Michaels Stores, Inc.	B-1 Term Loan	2.56	10/31/2013	2,918,883
1,358,828	Michaels Stores, Inc.	B-2 Term Loan	4.81	7/31/2016	1,361,804
1,413,055	Neiman Marcus Group, Inc.	Tranche B-2 Term Loan	4.30	4/6/2016	1,402,457
11,560,000	Spirit Finance Corp.	Term Loan	3.29	8/1/2013	10,360,650

					24,691,066

Principal Amount ($)					Value ($)
Service 9.5%
1,000,000	Advantage Sales & Marketing Inc.	First Lien Term Loan	5.25	12/17/2017	1,004,380	(f)
15,000,000	Asurion, LLC	Tranche B-2 Incremental Term Loan	6.75	3/31/2015	15,073,125
10,193,353	First Data Corp.	Initial Tranche B-1 Term Loan	3.01	9/24/2014	9,443,428
5,256,409	Sabre, Inc.	Initial Term Loan	2.27	9/30/2014	4,828,012
639,901	Safety-Kleen Systems, Inc.	Synthetic Letter of Credit Loan	3.31	8/2/2013	607,906
2,943,545	Safety-Kleen Systems, Inc.	Term Loan B	3.31	8/2/2013	2,796,368
1,000,000	Total Safety U.S., Inc.	Second Lien Term Loan	6.79	12/8/2013	841,250
12,600,000	Travelport, LLC	Tranche S Term Loan	4.80	8/21/2015	11,887,344

					46,481,813
Telecommunications 11.9%
9,158,067	Avaya, Inc.	Term B-1 Loan	3.03	10/24/2014	8,709,322
600,048	Digicel International Finance, Ltd.	Tranche A - T&T	2.81	9/30/2012	597,798
4,100,413	Digicel International Finance, Ltd.	U.S. Term Loan	2.81	3/30/2012	4,085,036
11,815,790	Fairpoint Communications, Inc.	Term Loan B	—	3/31/2015	8,467,963	(e)
7,954,760	Getty Images, Inc.	Initial Term Loan	5.25	11/7/2016	8,033,313
1,000,000	Knowledgepoint360 Group, LLC	Second Lien Term Loan	7.28	4/13/2015	610,000
7,513,071	Level 3 Financing, Inc.	Tranche A Term Loan	2.54	3/13/2014	7,127,463
1,000,000	Level 3 Financing, Inc.	Tranche B Term Loan	11.50	3/13/2014	1,083,440
1,800,000	Syniverse Holdings, Inc.	Term Loan	—	12/21/2017	1,823,067	(f)
1,985,000	U.S. Telepacific Corp.	Term Loan Advance	9.25	8/17/2015	2,007,182
16,807,206	Univision Communications, Inc.	Extended First-Lien Term Loan	4.51	3/31/2017	16,016,763

					58,561,347
Transportation — Automotive 4.2%
4,488,520	Federal-Mogul Corp.	Tranche B Term Loan	2.21	12/29/2014	4,234,178
2,435,131	Federal-Mogul Corp.	Tranche C Term Loan	2.20	12/28/2015	2,297,144
6,299,879	Ford Motor Co.	Tranche B-1 Term Loan	3.03	12/15/2013	6,298,272
8,509,792	Key Safety Systems, Inc.	First Lien Term Loan	2.52	3/8/2014	7,956,655

					20,786,249
Transportation — Land Transportation 0.8%
20,293	JHT Holdings, Inc	Second Lien Term Loan, PIK	12.50	12/24/2013	5,207	(c)
783,657	SIRVA Worldwide, Inc.	Revolving Credit Loan (Exit Finance), PIK	13.00	5/12/2012	536,805	(d)
4,342,533	SIRVA Worldwide, Inc.	Second Lien Term Loan	12.00	5/12/2015	1,737,013
1,774,348	SIRVA Worldwide, Inc.	Term Loan (Exit Finance), PIK	13.00	5/12/2012	1,410,607

					3,689,632
Utility 7.0%
9,258,503	Dynegy Holdings, Inc.	Letter of Credit Facility Term Loan	4.02	4/2/2013	9,209,340
737,685	Dynegy Holdings, Inc.	Tranche B Term Loan	4.02	4/2/2013	733,768
4,305,378	EBG Holdings LLC	Term Loan, PIK	11.25	12/20/2016	31,473
1,762,115	GBGH, LLC	First Lien Term Loan	4.00	6/9/2013	970,220	(c)
635,879	GBGH, LLC	Second Lien Term Loan, PIK	12.00	6/9/2014	—	(c) (g)
3,455,513	New Development Holdings, LLC	Term Loan	7.00	7/3/2017	3,519,682
2,480,769	Texas Competitive Electric Holdings Co., LLC	Initial Tranche B-1 Term Loan	3.76	10/10/2014	1,924,023
23,002,801	Texas Competitive Electric Holdings Co., LLC	Initial Tranche B-2 Term Loan	3.76	10/10/2014	17,840,398

					34,228,904
	Total US Senior Loans (Cost $638,377,297)				473,801,828

Principal Amount					Value ($)
Foreign Denominated or Domiciled Senior Loans (a) - 16.3%
Australia AUD 1.8%
9,288,284	SMG H5 Pty., Ltd.	Facility A Term Loan	7.20	12/24/2012	9,119,760
Austria EUR 0.8%
11,868,941	Sacher Funding Ltd.	Euro Term Loan	—	5/14/2014	4,212,519	(e)
Canada USD 1.6%
5,870,832	CCS, Inc.	Term Loan	3.29	11/14/2014	5,288,651
2,500,000	Novelis, Inc.	Term Loan	5.25	12/17/2016	2,535,938	(f)

					7,824,589
France EUR 0.4%
1,719,247	Vivarte	Acquisition Facility	2.82	3/8/2016	1,916,275	(d)
Germany EUR 0.8%
3,281,978	Lavena Holding 3 GmbH	Facility D	4.89	9/2/2016	3,678,637
360,441	Schieder Mobel Holding, GmbH	Delayed Draw Term Loan	—		88,876	(c) (e)

					3,767,513
Ireland USD 0.8%
3,980,000	SSI Investments II LLC	Term Loan	6.50	5/26/2017	4,019,820
Italy EUR 0.5%
1,489,630	Wind Telecomunicazioni S.p.A.	B1 Term Loan Facility	—	5/27/2013	1,179,058	(h)
1,489,630	Wind Telecomunicazioni S.p.A.	C1 Term Loan Facility	—	5/26/2014	1,179,058	(h)

					2,358,116
Spain EUR 1.1%
1,666,667	Grupo Gasmedi, S.L.	Second Lien Tranche E Term Loan	5.84	2/11/2016	1,811,084
1,409,008	Grupo Gasmedi, S.L.	Tranche B Term Loan	3.59	8/11/2014	1,776,831
1,409,008	Grupo Gasmedi, S.L.	Tranche C Term Loan	4.09	8/11/2015	1,776,831

					5,364,746
United Kingdom GBP 7.2%
663,243	All3Media Intermediate Ltd.	Facility B1	3.10	8/31/2014	934,569
4,281,271	All3Media Intermediate Ltd.	Facility C	3.62	8/31/2015	6,032,697
3,000,000	All3Media Intermediate Ltd.	Facility D	5.49	2/29/2016	3,640,150
4,306,867	All3Media Intermediate Ltd.	Mezzanine Loan, PIK	9.75	8/31/2016	4,551,573
655,455	Ansco UK Finance Co. Ltd.	Tranche B Term Loan	3.13	3/8/2012	1,021,086
1,378,514	Henson No. 4 Ltd.	Facility B	4.33	1/24/2014	1,812,955
1,378,514	Henson No. 4 Ltd.	Facility C	5.08	1/26/2015	1,823,746
1,000,000	Highland Acquisitions Ltd.	Facility B	4.74	12/31/2014	1,388,212
1,000,000	Highland Acquisitions Ltd.	Facility C	5.24	12/31/2015	1,396,041
1,227,417	Highland Acquisitions Ltd.	Mezzanine Facility, PIK	11.99	12/29/2016	1,695,911
3,125,000	Towergate Partnership Ltd.	Facility A	3.09	10/31/2012	4,623,578
3,125,000	Towergate Partnership Ltd.	Facility B	3.59	10/31/2013	4,623,578
1,241,691	United Biscuits Holdco Ltd.	Facility B1	3.09	12/15/2014	1,867,377

					35,411,473
United Kingdom USD 0.9%
4,874,517	All3Media Intermediate Ltd.	Facility B1	2.82	8/31/2014	4,246,923
United States GBP 0.4%
1,570,018	Knowledgepoint360 Group, LLC	First Lien U.K. Term Loan	3.99	4/13/2014	1,966,486
	Total Foreign Denominated or Domiciled Senior Loans (Cost $107,259,652)				80,208,220

Principal Amount ($)					Value ($)
US Asset-Backed Securities (i) - 5.2%

1,000,000	ACA CLO, Ltd.	Series 2007-1A, Class D	2.64	6/15/2022	662,107	(j)
1,500,000	ACAS CLO, Ltd.	Series 2007-1A, Class D	4.54	4/20/2021	2,329,942	(j)
1,000,000	Apidos CDO	Series 2007-5A, Class C	1.74	4/15/2021	975,252	(j)
3,000,000	Apidos CDO	Series 2007-CA, Class B	1.09	5/14/2020	570,984	(j)
1,000,000	Babson CLO, Ltd.	Series 2007-1A, Class C	1.54	1/18/2021	1,974,919	(j)
1,000,000	Babson CLO, Ltd.	Series 2007-2A, Class D	1.99	4/15/2021	597,106	(j)
1,000,000	Babson CLO, Ltd.	Series 2007-2A, Class E	3.94	4/15/2021	666,191
1,000,000	Bluemountain CLO, Ltd.	Series 2007-3A, Class D	1.70	3/17/2021	690,330	(j)
1,000,000	Bluemountain CLO, Ltd.	Series 2007-3A, Class E	3.85	3/17/2021	610,914	(j)

2,000,000	Cent CDO, Ltd.	Series 2007-15A, Class C	2.55	3/11/2021	572,774	(j)
962,970	Commercial Industrial Finance Corp.	Series 2006-2A, Class B2L	4.30	3/1/2021	1,232,923	(j)

2,000,000	Goldman Sachs Asset Management CLO, PLC,	Series 2007-1A, Class D	3.04	8/1/2022	632,119	(j)
847,661	Goldman Sachs Asset Management CLO, PLC,	Series 2007-1A, Class E	5.29	8/1/2022	1,335,591	(j)
814,466	Greywolf CLO, Ltd	Series 2007-1A, Class E	4.23	2/18/2021	607,250	(j)
1,000,000	GSC Partners CDO Fund, Ltd.,	Series 2007-8A, Class C	1.76	4/17/2021	540,441	(j)

6,000,000	ING Investment Management	Series 2007-5A, Class B	1.39	5/1/2022	572,659	(j)

1,000,000	Inwood Park CDO, Ltd.	Series 2006-1A, Class E	3.79	1/20/2021	3,994,739	(j)
1,000,000	Landmark CDO	Series 2007-9A, Class E	3.79	4/15/2021	687,088	(j)

1,000,000	Madison Park Funding I Ltd.	Series 2007-5A, Class D	3.79	2/26/2021	602,782	(j)

2,500,000	Ocean Trails CLO	Series 2007-2A, Class C	2.64	6/27/2022	669,811	(j)

826,734	PPM Grayhawk CLO, Ltd.	Series 2007-1A, Class D	3.89	4/18/2021	1,482,579	(j)

1,000,000	Stanfield Daytona CLO, Ltd.	Series 2007-1A, Class B1L	1.64	4/27/2021	463,258	(j)
3,000,000	Stanfield McLaren CLO, Ltd.	Series 2007-1A, Class B1L	2.69	2/27/2021	576,616	(j)
951,289	Stanfield McLaren CLO, Ltd.	Series 2007-1A, Class B2L	4.79	2/27/2021	1,825,393	(j)
4,000,000	Stone Tower CLO, Ltd.	Series 2007-6A, Class C	1.64	4/17/2021	513,768	(j)

					25,387,536
	Total Asset-Backed Securities (cost $28,575,877)				25,387,536
Common Stocks (k) 9.5%

Shares
Aerospace 0.0%
6,946	Delta Air Lines, Inc.				87,520

Broadcasting 5.1%
152,363	Communications Corp. of America				—	(b)(c)
10,233	Young Broadcasting, Inc.				24,815,025	(b)(c)

					24,815,025

Chemicals 0.0%
103,200	Panda Hereford Ethanol, LP				144,480	(c)

Diversified Media 0.0%
127	Endurance Business Media, Inc.				12,850

Energy 0.3%
691,076	Value Creation, Inc.				1,416,706

Shares
Financial 0.0%		Value ($)
72,448	Sacher Funding Ltd.	—	(c)

Gaming/Leisure 3.4%
23,476	LLV Holdco, LLC — Series A Membership Interest	8,807,327	(b)(c)
243	LLV Holdco, LLC — Series B Membership Interest	797,242	(b)(c)
1,023	LLV Holdco, LLC — Series C Membership Interest	—	(b)(c)
1,406	LLV Holdco, LLC — Series D Membership Interest	—	(b)(c)
1,572	LLV Holdco, LLC — Series E Membership Interest	—	(b)(c)
1,769	LLV Holdco, LLC — Series F Membership Interest	—	(b)(c)
2,004	LLV Holdco, LLC — Series G Membership Interest	—	(b)(c)
279,999	Metro-Goldwyn-Mayer, Inc.	6,649,976
4	Nevada Land Group, LLC	492,250	(c)

		16,746,795

Healthcare 0.3%
124,590	CCS Medical, Inc.	1,557,375	(b)

Housing 0.0%

Metals/Minerals 0.4%
5,542	Euramax International, Inc.	1,856,570

Transportation — Land Transportation 0.0%
2,023	JHT Holdings, Inc	—	(c)

Utility 0.0%
153,229	Entegra TC, LLC	61,292
3,178	GBGH, LLC	—	(c)

		61,292
	Total Common Stocks (cost $203,042,764)	46,698,613
Warrants (k) — 0.0%

Broadcasting 0.0%
434,231	Cerberus Bawag Investors(Sacher Warrants), expires 05/14/14	—	(c)
8	Young Broadcasting, Inc., expires 12/24/24	19,400	(b)

	Total Warrants (cost $16,740)	19,400

Total Investments — 127.6%		626,115,597
(Cost $977,272,330) (l)

Other Assets & Liabilities, Net — (27.6%)		(135,422,350)

Net Assets — 100.0%		$490,693,247

			Principal Amount Covered by		Unrealized
Contracts to Buy or Sell	Currency	Counterparty	Contracts	Expiration	Appreciation/(Depreciation)

Sell	AUD	CSF	8,752,307	4/15/2011	(360,247)
Sell	EUR	CSF	14,004,881	2/3/2011	(220,050)
Sell	GBP	CSF	16,959,025	2/3/2011	567,481
Sell	GBP	CSF	8,653,000	5/12/2011	452,086

					439,270

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2010. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Affiliated issuer.

(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $39,547,381, or 8.1% of net assets, were fair valued as of December 31, 2010.

(d)	Senior Loan assets have additional unfunded loan commitments. See Note 9.

(e)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	Fixed rate senior loan.

(h)	All or a portion of the loan I held on participation.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2010.

(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2010, these securities amounted to $24,697,206 or 5.0% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. federal income tax purposes is $982,244,933.

ADR	American Depositary Receipt

AUD	Australian Dollar

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

EUR	Euro Currency

GBP	Great Britain Pound

PIK	Payment-in-Kind

Highland Floating Rate Fund
As of December 31, 2010

Principal Amount ($)					Value ($)
US Senior Loans (a) - 66.0%
Aerospace 1.7%

497,481	Hawker Beechcraft Acquisition Co. LLC	Series A New Term Loan	10.50	3/26/2014	498,849
1,500,000	TransDigm, Inc.	Term Loan	5.00	12/6/2016	1,516,785
4,619,701	US Airways Group, Inc.	Term Loan	2.79	3/21/2014	4,175,055

					6,190,689

Broadcasting 5.7%
271,635	ComCorp Broadcasting, Inc.	Revolving Loan	9	10/3/2012	247,134	(b) (c)
2,717,483	ComCorp Broadcasting, Inc.	Term Loan	9	4/3/2013	2,472,366	(b) (c)
4,742,927	Cumulus Media, Inc.	Replacement Term Loan	4.0106	6/11/2014	4,423,965
2,850,000	Entercom Radio LLC	Term A Loan	1.4345	6/29/2012	2,774,475
7,315,457	Univision Communications, Inc.	Extended First-Lien Term Loan	4.5106	3/31/2017	6,971,411
4,326,520	Young Broadcasting, Inc.	Term Loan	8	6/30/2015	4,348,152	(b)

					21,237,503

Cable/Wireless Video 6.1%
4,591,838	Broadstripe, LLC	DIP Revolver	5.0537		4,582,654	(c) (d)
44,306,267	Broadstripe, LLC	First Lien Term Loan	0	6/30/2011	17,421,224	(c) (e)
1,428,203	Broadstripe, LLC	Revolver	0	6/30/2011	561,569	(c) (e)

					22,565,447

Chemicals 1.2%
1,247,740	W.R. Grace & Co.	5 Year Revolver	5.25		2,298,960
1,247,740	W.R. Grace & Co.	Revolving Credit Loan	5.25		2,298,960

					4,597,920

Consumer Durables 0.9%
3,656,182	Playpower, Inc.	USD ABR Loan	0	6/30/2012	3,153,457

					3,153,457

Consumer Non-Durables 0.6%
350,136	KIK Custom Products, Inc.	First Lien Canadian Term Loan	2.56	6/2/2014	300,532
2,042,458	KIK Custom Products, Inc.	First Lien U.S. Term Loan	2.56	6/2/2014	1,753,103

					2,053,635

Diversified Media 1.2%
2,755,924	Cengage Learning Acquisitions, Inc.	Term Loan	2.55	7/3/2014	2,604,790
1,595,528	Cydcor, Inc.	First Lien Tranche B Term Loan	9	2/5/2013	1,546,673
1,523,567	Endurance Business Media, Inc.	Term Loan	6.5	12/14/2014	457,070

					4,608,533

Energy 1.8%

1,048,000	Big West Oil, LLC	Term Loan	7	3/31/2016	1,063,720
250,914	Calumet Lubricants Co., LP	Credit-Linked Letter of Credit	4.1406	1/3/2015	242,759
1,843,640	Calumet Lubricants Co., LP	Term Loan	4.2856	1/3/2015	1,783,722	(f)
3,666,789	Venoco, Inc.	Second Lien Term Loan	4.3125	5/7/2014	3,530,806

					6,621,007

Principal Amount ($)					Value ($)
Financial 2.2%
4,000,000	AGFS Funding Co.	Term Loan	7.25	4/21/2015	4,066,840
2,500,000	Checksmart Financial Co.	Second Lien Term Loan	5.8	5/1/2013	250,000
1,077,680	Nuveen Investments, Inc.	Extended First Lien Term Loan	5.7959	5/13/2017	970,771
922,320	Nuveen Investments, Inc.	Non-Extended First Lien Term Loan	3.2888	11/13/2014	883,315
1,500,000	Nuveen Investments, Inc.	Second Lien Term Loan	12.5	7/31/2015	1,628,123	(g)
432,353	Online Resources Corp.	Term Loan	2.5106	2/21/2012	429,110

					8,228,159

Food and Drug 0.5%

1,950,080	Rite Aid Corp.	Tranche 3 Term Loan	6	6/4/2014	1,940,729

					1,940,729

Food/Tobacco 3.4%
2,713,333	DS Waters of America, Inc.	Term Loan	2.5344	10/29/2012	2,659,067
5,500,000	DSW Holdings, Inc.	Term Loan	4.2875	3/2/2012	5,307,500
333,285	OSI Restaurant Partners, LLC	Pre-Funded RC Term Loan	2.0273	6/14/2013	319,062
3,449,497	OSI Restaurant Partners, LLC	Term Loan	2.625	6/14/2014	3,302,290
1,000,000	WM. Bolthouse Farms, Inc.	Second Lien Term Loan	9.5	8/11/2016	1,013,435

					12,601,354

Forest Products/Containers 0.0%

Gaming/Leisure 2.5%
8,648,045	Ginn LA Conduit Lender, Inc.	First Lien Tranche A Credit-Linked Deposit	0	6/8/2011	497,263	(e)
18,530,803	Ginn LA Conduit Lender, Inc.	First Lien Tranche B Term Loan	0	6/8/2011	1,065,521	(e)

						(e)

						(e)
640,448	Las Vegas Sands, LLC	Delayed Draw I Term Loan	3.03	11/23/2016	617,052
3,178,419	Las Vegas Sands, LLC	Tranche B Term Loan	3.03	11/23/2016	3,062,311
1,086,230	LLV Holdco, LLC	Exit Revolving Loan	7.3909	12/31/2012	1,075,368	(b) (d) (g)
327,020	Nevada Land Group, LLC	First Lien Initial Loan, PIK	40.2606	11/10/2013	328,655
811,251	Nevada Land Group, LLC	Second Lien Initial Loan	10	11/12/2013	815,308	(g)
280,618	Tamarack Resort, LLC	Term Loan	0		224,494	(e)
632,643	VML US Finance, LLC	Term B Delayed Draw Project Loan	4.8	5/25/2025	633,434
1,095,270	VML US Finance, LLC	Term B Funded Project Loan	4.8	5/27/2013	1,096,640
5,000,000	WAICCS Las Vegas 3 LLC	Second Lien Term Loan	0		37,500	(e)

					9,453,546

Healthcare 9.8%
12,304,471	CCS Medical, Inc.	First Lien Term Loan	9	3/31/2015	10,889,456	(b)
4,379,173	CCS Medical, Inc.	Second Lien Term Loan, PIK	11	3/31/2016	2,769,827	(b)
1,900,000	DaVita, Inc.	Tranche B Term Loan	4.5	10/20/2016	1,920,340
4,856,973	Graceway Pharmaceuticals, LLC	Mezzanine Loan	10.0063		49,865	(e)
588,225	HCA, Inc.	Tranche A-1 Term Loan	1.5528	11/16/2012	581,922
3,198,548	HCA, Inc.	Tranche B-1 Term Loan	2.5528	11/18/2013	3,173,983
15,753,466	LifeCare Holdings	Term Loan	4.54	8/10/2012	15,399,013

Principal Amount ($)					Value ($)
1,000,000	MedAssets, Inc.	Term Loan	5.25	11/16/2016	1,006,875

856,667	Rehabcare Group, Inc.	Term Loan B	6	11/24/2015	863,092

					36,654,373

Housing 1.2%
4,000,000	EH/Transeastern, LLC/TE TOUSA	Term Loan	0		0	(c) (e)
1,142,857	Kyle Acquisition Group LLC	Facility B	0		102,857	(e)
857,143	Kyle Acquisition Group LLC	Facility C	0	7/20/2011	77,143	(e)
469,205	Las Vegas Land Holdings, LLC	Term Loan	5.3028	3/31/2016	373,018
4,843,945	LBREP/L-Suncal Master I, LLC	First Lien Term Loan	0		72,659	(e)
1,117,890	November 2005 Land Investors, LLC	First Lien New Term Loan	0	3/31/2011	234,757	(e)
19,432,275	Westgate Investments, LLC	Senior Secured Loan, PIK	0		3,563,923	(e)
9,669,572	Westgate Investments, LLC	Third Lien Term Loan	0	6/30/2015	34,333	(e) (g)
1,694,876	Withers Preserve MB-I	B-Note	0		97,455	(c) (e)

					4,556,145

Information Technology 4.9%
4,159,163	CDW LLC	Extended Term Loan	5.2603	7/15/2017	4,134,041
3,400,000	Fifth Third Processing Solutions, LLC	First Lien Term Loan B	5.5	11/3/2016	3,434,000
2,990,316	Freescale Semiconductor, Inc.	Extended Maturity Term Loan	4.5075	12/1/2016	2,896,240
554,974	Infor Enterprise Solutions Holdings, Inc.	First Lien Extended Delayed Draw Term Loan	6.02	7/28/2015	533,469
1,074,794	Infor Enterprise Solutions Holdings, Inc.	First Lien Extended Initial U.S. Term Loan	6.02	7/28/2015	1,033,146
3,600,000	Kronos, Inc.	Second Lien Term Loan	6.0528	6/11/2015	3,528,900
1,786,500	RedPrairie Corp.	Term Loan	6	3/24/2016	1,794,039
995,000	Vertafore, Inc.	Term Loan	6.75	7/29/2016	1,002,099

					18,355,934

Manufacturing 1.5%
2,386,533	Dana Holdings Corp.	Term Advance	4.5342	1/30/2015	2,408,608
2,992,500	Goodman Global, Inc.	Initial First Lien Initial Term Loan	5.75	10/28/2016	3,013,552

					5,422,160

Metals/Minerals 0.5%
1,040,095	Euramax International, Inc.	Domestic Term Loan (Cash Pay)	10	6/29/2013	1,001,091
985,498	Euramax International, Inc.	Domestic Term Loan, PIK	12	6/29/2013	948,542

					1,949,633

Retail 2.8%
3,229,522	Burlington Coat Factory Warehouse Corp.	Term Loan	2.5301	5/28/2013	3,185,117
2,365,378	Guitar Center, Inc.	Term Loan	3.77	10/9/2014	2,211,628
2,400,000	Gymboree Corp.	Term Loan	5.5	11/23/2017	2,417,064	(f)

2,980,000	Spirit Finance Corp.	Term Loan	3.2869	8/1/2013	2,670,825

					10,484,634

Service 6.3%

5,000,000	Asurion, LLC	Tranche B-2 Incremental Term Loan	6.75	3/31/2015	5,024,375
4,779,714	First Data Corp.	Initial Tranche B-1 Term Loan	3.0106	9/24/2014	4,428,071

Principal Amount ($)					Value ($)
901,982	NES Rentals Holdings, Inc.	Second Lien Permanent Term Loan	10	7/20/2013	814,039
1,359,283	Sabre, Inc.	Initial Term Loan	2.2706	9/30/2014	1,248,502
639,901	Safety-Kleen Systems, Inc.	Synthetic Letter of Credit Loan	3.3125	8/2/2013	607,906
2,943,545	Safety-Kleen Systems, Inc.	Term Loan B	3.3125	8/2/2013	2,796,368
783,019	Thermo Fluids (Northwest), Inc.	Tranche B Term Loan	5.29	6/27/2013	700,152

8,400,000	Travelport, LLC	Tranche S Term Loan	4.8028	8/21/2015	7,924,896

					23,544,309

Telecommunications 4.8%
4,186,355	Avaya, Inc.	Term B-1 Loan	3.0344	10/24/2014	3,981,224

2,300,194	Digicel International Finance, Ltd.	U.S. Term Loan	2.8125	3/30/2012	2,291,568
3,947,368	Fairpoint Communications, Inc.	Term Loan B	0	3/31/2015	2,828,941	(e)
1,050,000	Getty Images, Inc.	Initial Term Loan	5.25	11/7/2016	1,060,369
1,000,000	Knowledgepoint360 Group, LLC	Second Lien Term Loan	7.2844	4/13/2015	610,000
2,700,000	Level 3 Financing, Inc.	Tranche A Term Loan	2.5391	3/13/2014	2,561,423
1,000,000	Level 3 Financing, Inc.	Tranche B Term Loan	11.5	3/13/2014	1,083,440
1,400,000	Syniverse Holdings, Inc.	Term Loan	0	12/21/2017	1,417,941	(f)
1,985,000	U.S. Telepacific Corp.	Term Loan Advance	9.25	8/17/2015	2,007,182

					17,842,088

Transportation — Automotive 3.1%
3,282,133	Federal-Mogul Corp.	Tranche B Term Loan	2.2059	12/29/2014	3,096,151
1,674,558	Federal-Mogul Corp.	Tranche C Term Loan	2.1987	12/28/2015	1,579,669
3,823,002	Ford Motor Co.	Tranche B-1 Term Loan	3.0257	12/15/2013	3,822,027
3,249,262	Key Safety Systems, Inc.	First Lien Term Loan	2.521	3/8/2014	3,038,060

					11,535,907

Transportation — Land Transportation 0.5%

384,174	SIRVA Worldwide, Inc.	Revolving Credit Loan (Exit Finance), PIK	13	5/12/2012	263,159	(d)
2,149,196	SIRVA Worldwide, Inc.	Second Lien Term Loan	12	5/12/2015	859,678
869,843	SIRVA Worldwide, Inc.	Term Loan (Exit Finance), PIK	12.7436	5/12/2012	691,525

					1,814,362

Utility 2.8%

1,762,115	GBGH, LLC	First Lien Term Loan	4	6/9/2013	970,220	(c)
635,879	GBGH, LLC	Second Lien Term Loan, PIK	12	6/9/2014	0	(c) (g)

275,103	Mach Gen, LLC	First Lien Synthetic Letter of Credit Loan	2.3028	2/22/2013	256,327
496,154	Texas Competitive Electric Holdings Co., LLC	Initial Tranche B-1 Term Loan	3.7638	10/10/2014	384,805
11,301,413	Texas Competitive Electric Holdings Co., LLC	Initial Tranche B-2 Term Loan	3.7638	10/10/2014	8,765,094

					10,376,446

Total US Senior Loans (Cost $363,631,341)					245,787,970

Principal Amount					Value ($)
Foreign Denominated or Domiciled Senior Loans (a) — 15.1%
Australia AUD 1.5%
5,622,607	SMG H5 Pty., Ltd.	Facility A Term Loan	7.1957	12/24/2012	5,520,592

Austria EUR 0.6%
5,936,489	Sacher Funding Ltd.	Euro Term Loan	0	5/14/2014	2,106,976	(e)

Canada USD 1.4%
2,977,021	CCS, Inc.	Term Loan	3.2881	11/14/2014	2,681,805
2,500,000	Novelis, Inc.	Term Loan	5.25	12/17/2016	2,535,938	(f)

					5,217,743

France EUR 0.0%

Germany EUR 0.0%

360,441	Schieder Mobel Holding, GmbH	Delayed Draw Term Loan	0		88,876	(c) (e)

					88,876

Ireland USD 0.4%
1,492,500	SSI Investments II LLC	Term Loan	6.5	5/26/2017	1,507,432

Italy EUR 0.0%

Spain EUR 1.9%
3,166,667	Grupo Gasmedi, S.L.	Second Lien Tranche E Term Loan	5.8358	2/11/2016	3,441,059
1,409,008	Grupo Gasmedi, S.L.	Tranche B Term Loan	3.5858	8/11/2014	1,776,831
1,409,008	Grupo Gasmedi, S.L.	Tranche C Term Loan	4.0858	8/11/2015	1,776,831

					6,994,721

United Kingdom GBP 8.1%
714,753	All3Media Intermediate Ltd.	Facility B1	3.1176	8/31/2014	1,007,152
2,585,073	All3Media Intermediate Ltd.	Facility C	3.6176	8/31/2015	3,642,602
3,000,000	All3Media Intermediate Ltd.	Facility D	5.4926	2/29/2016	3,640,150
4,306,867	All3Media Intermediate Ltd.	Mezzanine Loan, PIK	9.7453	8/31/2016	4,551,573

1,378,514	Henson No. 4 Ltd.	Facility B	4.342	1/24/2014	1,812,955
1,378,514	Henson No. 4 Ltd.	Facility C	5.092	1/26/2015	1,823,746
1,000,000	Highland Acquisitions Ltd.	Facility B	4.7427	12/31/2014	1,388,212
1,000,000	Highland Acquisitions Ltd.	Facility C	5.2427	12/31/2015	1,396,041
1,227,417	Highland Acquisitions Ltd.	Mezzanine Facility, PIK	11.9927	12/29/2016	1,695,911
3,125,000	Towergate Partnership Ltd.	Facility A	3.0863	10/31/2012	4,623,578
3,125,000	Towergate Partnership Ltd.	Facility B	3.5863	10/31/2013	4,623,578

					30,205,498

United Kingdom USD 0.7%
2,883,246	All3Media Intermediate Ltd.	Facility B1	2.8173	8/31/2014	2,512,028

United States GBP 0.5%
1,570,018	Knowledgepoint360 Group, LLC	First Lien U.K. Term Loan	3.99	4/13/2014	1,966,486

Total Foreign Denominated or Domiciled Senior Loans (Cost $75,638,972)					56,120,352

Principal Amount					Value ($)
US Asset-Backed Securities (h)(i) — 5.2%
2,000,000	ABCLO, Ltd.	Series 2007-1A, Class C	2.1391	4/15/2021	1,202,714
4,800,000	ACA CLO, Ltd.	Series 2006-2A, Class B	1.0091	1/20/2021	3,416,274
1,000,000	ACA CLO, Ltd.	Series 2007-1A, Class D	2.6391	6/15/2022	662,107

1,000,000	Babson CLO, Ltd.	Series 2007-1A, Class C	1.5391	1/18/2021	597,106
1,000,000	Babson CLO, Ltd.	Series 2007-2A, Class D	1.9891	4/15/2021	666,191

1,000,000	Cent CDO, Ltd.	Series 2007-14A, Class D	1.5891	4/15/2021	563,492

1,000,000	Cent CDO, Ltd.	Series 2007-15A, Class C	2.5522	3/11/2021	616,462

2,000,000	Columbus Nova CLO, Ltd.	Series 2007-1A, Class D	1.6344	5/16/2019	1,152,385
2,500,000	Cornerstone CLO, Ltd.	Series 2007-1A, Class C	2.6891	7/15/2021	1,519,644

847,661	Goldman Sachs Asset Management CLO, PLC,	Series 2007-1A, Class E	5.2869	8/1/2022	607,250

1,000,000	GSC Partners CDO Fund, Ltd.,	Series 2007-8A, Class C	1.7641	4/17/2021	572,659
1,000,000	Gulf Stream Sextant CLO, Ltd.	Series 2007-1A, Class D	2.7019	6/17/2021	504,255

1,000,000	ING Investment Management	Series 2006-3A, Class C	1.7391	12/13/2020	620,687

3,000,000	Madison Park Funding Ltd.	Series 2007-5A, Class C	1.7375	2/26/2021	1,785,465

835,038	Navigator CDO, Ltd.	Series 2006-2A, Class D	3.8038	9/20/2020	548,586

1,622,089	Ocean Trails CLO	Series 2007-2A, Class D	4.7891	6/27/2022	1,038,260
826,734	PPM Grayhawk CLO, Ltd.	Series 2007-1A, Class D	3.8891	4/18/2021	463,258
1,889,756	Primus CLO, Ltd.	Series 2007-2A, Class E	5.0391	7/15/2021	1,056,195

1,000,000	Stanfield Daytona CLO, Ltd.	Series 2007-1A, Class B1L	1.6384	4/27/2021	576,616

2,000,000	Stone Tower CLO, Ltd.	Series 2007-6A, Class C	1.6391	4/17/2021	1,164,971

					19,334,577

Total Asset-Backed Securities (cost $21,981,684)					19,334,577

Common Stocks (j) — 8.7%

Aerospace 0.0%
6,946	Delta Air Lines, Inc.				87,519

Broadcasting 4.7%
152,363	Communications Corp. of America				0	(b)(c)
7,205	Young Broadcasting, Inc.				17,472,125	(b)(c)

					17,472,125

Chemicals 0.0%
20,650	Panda Hereford Ethanol, LP				28,910	(c)

Diversified Media 0.0%
365	Endurance Business Media, Inc.				36,853

Energy 0.2%
427,210	Value Creation, Inc.				875,781

Financial 0.0%
54,336	Sacher Funding Ltd.	Jr. PIK Notes			0	(c)

Gaming/Leisure 2.8%
11,036	LLV Holdco, LLC — Series A Membership Interest				4,140,164	(b)(c)

Principal Amount		Value ($)
193	LLV Holdco, LLC — Series B Membership Interest	632,523		(b)(c)
811	LLV Holdco, LLC — Series C Membership Interest	0		(b)(c)
1,116	LLV Holdco, LLC — Series D Membership Interest	0		(b)(c)
1,247	LLV Holdco, LLC — Series E Membership Interest	0		(b)(c)
1,403	LLV Holdco, LLC — Series F Membership Interest	0		(b)(c)
1,590	LLV Holdco, LLC — Series G Membership Interest	0		(b)(c)
221,737	Metro-Goldwyn-Mayer, Inc.	5,266,254
4	Nevada Land Group, LLC	492,250		(c)

		10,531,191

Healthcare 0.3%
82,441	CCS Medical, Inc.	1,030,513		(b)

Housing 0.1%
880,996	Las Vegas Land Holdings, LLC	264,299

Metals/Minerals 0.6%
6,158	Euramax International, Inc.	2,001,350

Transportation — Land Transportation 0.0%

Utility 0.0%
132,930	Entegra TC, LLC	53,172
3,178	GBGH, LLC	0		(c)

		53,172

Total Common Stocks (cost $151,169,631)		32,381,713

Warrants (k) — 0.0%

Broadcasting 0.0%
325,673	Cerberus Bawag Investors(Sacher Warrants), expires 05/14/14	0		(c)
6	Young Broadcasting, Inc., expires 12/24/24	14,550		(b)

	Total Warrants (cost $12,563)	14,550

Total Investments — 95.0% (Cost $612,434,191) (k)			353,639,162

Other Assets & Liabilities, Net — 5.0%		18,776,002

Net Assets — 100.0%		$372,415,164

					Unrealized
			Principal Amount Covered		Appreciation/
Contracts to Buy or Sell	Currency	Counterparty	by Contracts	Expiration	(Depreciation)

Sell	AUD	CSF	5,298,156	4/15/2011	-218,073
Sell	EUR	CSF	7,283,009	2/3/2011	-114,434
Sell	GBP	CSF	8,331,763	2/3/2011	278,797
Sell	GBP	CSF	13,951,000	5/12/2011	728,885

					675,175

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2010. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Affiliated issuer.

(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $31,999,644, or 8.6% of net assets, were fair valued as of December 31, 2010.

(d)	Senior Loan assets have additional unfunded loan commitments. See Note 9.

(e)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	Fixed rate senior loan.

(h)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2010.

(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2010, these securities amounted to $19,334,577 or 5.2% of net assets.

(j)	Non-income producing security.

(k)	Cost for U.S. federal income tax purposes is $616,163,203.

ADR	American Depositary Receipt

AUD	Australian Dollar

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

EUR	Euro Currency

GBP	Great Britain Pound

PIK	Payment-in-Kind

Highland Floating Rate Opportunities Fund
As of December 31, 2010 (Pro Forma)

Principal Amount ($)					Value ($)
US Senior Loans (a) - 83.4%
Aerospace 2.8%
1,989,924	Delta Air Lines, Inc.	Term Loan	8.75	9/27/2013	2,011,067
2,816,455	Delta Air Lines, Inc.	Term Loan Equipment Notes	3.80	9/29/2012	2,717,879
2,156,169	Hawker Beechcraft Acquisition Co. LLC	Series A New Term Loan	10.50	3/26/2014	2,162,099
3,500,000	TransDigm, Inc.	Term Loan	5.00	12/6/2016	3,539,165
15,245,454	US Airways Group, Inc.	Term Loan	2.79	3/21/2014	13,778,080

					24,208,290
Broadcasting 4.5%
543,270	ComCorp Broadcasting, Inc.	Revolving Loan	9.00	10/3/2012	494,268	(b) (c)
5,434,966	ComCorp Broadcasting, Inc.	Term Loan	9.00	4/3/2013	4,944,732	(b) (c)
9,709,864	Cumulus Media, Inc.	Replacement Term Loan	4.01	6/11/2014	9,056,876
6,760,350	Entercom Radio LLC	Term A Loan	1.43	6/29/2012	6,581,201
7,315,457	Univision Communications, Inc.	Extended First-Lien Term Loan	4.51	3/31/2017	6,971,411
10,471,561	Young Broadcasting, Inc.	Term Loan	8.00	6/30/2015	10,523,918	(b)

					38,572,406
Cable/Wireless Video 5.8%
9,735,785	Broadstripe, LLC	DIP Revolver	5.05		9,716,313	(c) (d)
94,111,487	Broadstripe, LLC	First Lien Term Loan	—	6/30/2011	37,004,637	(c) (e)
2,856,406	Broadstripe, LLC	Revolver	—	6/30/2011	1,123,138	(c) (e)
1,826,962	WideOpenWest Finance, LLC	Series A New Term Loan	6.76	6/30/2014	1,794,999

					49,639,087
Chemicals 1.7%
3,885,263	W.R. Grace & Co.	5 Year Revolver	5.25		7,158,595
3,885,263	W.R. Grace & Co.	Revolving Credit Loan	5.25		7,158,595

					14,317,190
Consumer Durables 0.8%
7,312,364	Playpower, Inc.	USD ABR Loan	—	6/30/2012	6,306,914
270,140	Water PIK, Inc.	First Lien Term Loan	3.51	6/15/2013	250,386	(d)

					6,557,300
Consumer Non-Durables 0.6%
853,100	KIK Custom Products, Inc.	First Lien Canadian Term Loan	2.56	6/2/2014	732,241
4,976,412	KIK Custom Products, Inc.	First Lien U.S. Term Loan	2.56	6/2/2014	4,271,404

					5,003,645
Diversified Media 1.7%
9,669,150	Cengage Learning Acquisitions, Inc.	Term Loan	2.55	7/3/2014	9,138,894
4,609,302	Cydcor, Inc.	First Lien Tranche B Term Loan	9.00	2/5/2013	4,468,166
3,047,134	Endurance Business Media, Inc.	Term Loan	6.50	12/14/2014	914,140

					14,521,200
Energy 3.1%
192,631	Alon USA Energy, Inc.	Edington Facility	2.54	8/5/2013	149,048
1,541,046	Alon USA Energy, Inc.	Paramount Facility	2.53	8/5/2013	1,192,385
5,524,000	Big West Oil, LLC	Term Loan	7.00	3/31/2016	5,606,860
1,105,289	Calumet Lubricants Co., LP	Credit Linked Letter of Credit	4.14	1/3/2015	1,069,366	(f)
8,121,334	Calumet Lubricants Co., LP	Term Loan	4.29	1/3/2015	7,857,391	(f)

Principal Amount ($)					Value ($)
11,609,825	Venoco, Inc.	Second Lien Term Loan	4.31	5/7/2014	11,179,274

					27,054,324
Financial 3.3%
14,000,000	AGFS Funding Co.	Term Loan	7.25	4/21/2015	14,233,940
5,000,000	Checksmart Financial Co.	Second Lien Term Loan	5.80	5/1/2013	500,000
4,310,720	Nuveen Investments, Inc.	Extended First Lien Term Loan	5.80	5/13/2017	4,106,820
3,689,280	Nuveen Investments, Inc.	Non-Extended First Lien Term Loan	3.30	11/13/2014	3,533,260
4,500,000	Nuveen Investments, Inc.	Second Lien Term Loan	12.50	7/31/2015	4,884,368	(g)
864,706	Online Resources Corp.	Term Loan	2.51	2/21/2012	858,220

					28,116,608
Food and Drug 0.9%
1,750,000	Burger King Corp.	Tranche B Term Loan	6.25	10/19/2016	1,779,033
1,468,508	Rite Aid Corp.	Tranche 2 Term Loan	2.02	6/4/2014	1,343,376
4,418,955	Rite Aid Corp.	Tranche 3 Term Loan	6.00	6/4/2014	4,397,765

					7,520,174
Food/Tobacco 3.1%
5,426,666	DS Waters of America, Inc.	Term Loan	2.53	10/29/2012	5,318,134
8,000,000	DSW Holdings, Inc.	Term Loan	4.29	3/2/2012	7,720,000
1,164,006	OSI Restaurant Partners, LLC	Pre-Funded RC Term Loan	1.44	6/14/2013	1,114,332
12,047,463	OSI Restaurant Partners, LLC	Term Loan	2.63	6/14/2014	11,533,337
1,000,000	WM. Bolthouse Farms, Inc.	Second Lien Term Loan	9.50	8/11/2016	1,013,435

					26,699,238
Forest Products/Containers 1.9%
7,148,750	Graham Packaging Co., L.P.	Term Loan D	6.00	9/23/2016	7,252,657
8,706,250	Smurfit Stone Container Enterprises, Inc.	Exit Term Loan	6.75	7/15/2016	8,866,358

					16,119,015
Gaming/Leisure 3.4%
23,243,312	Ginn LA Conduit Lender, Inc.	First Lien Tranche A Credit-Linked Deposit	—	6/8/2011	1,336,491	(e)
49,819,311	Ginn LA Conduit Lender, Inc.	First Lien Tranche B Term Loan	—	6/8/2011	2,864,610	(e)
7,000,000	Ginn LA Conduit Lender, Inc.	Second Lien Term Loan	—	6/8/2012	35,000	(e)
4,560,000	Green Valley Ranch Gaming LLC	Second Lien Term Loan	—	8/16/2014	153,900	(e)
1,654,932	Las Vegas Sands, LLC	Delayed Draw I Term Loan	3.03	11/23/2016	1,594,477
8,221,183	Las Vegas Sands, LLC	Tranche B Term Loan	3.03	11/23/2016	7,920,863
3,396,955	LLV Holdco, LLC	Exit Revolving Loan	7.44	12/31/2012	3,362,986
654,040	Nevada Land Group, LLC	First Lien Initial Loan, PIK	40.26	11/10/2013	657,311
1,622,502	Nevada Land Group, LLC	Second Lien Initial Loan	10.00	11/12/2013	1,630,615
613,197	Tamarack Resort, LLC	Term Loan	—		490,557	(e)
2,725,089	VML US Finance, LLC	Term B Delayed Draw Project Loan	4.80	5/25/2012	2,728,496
6,598,078	VML US Finance, LLC	Term B Funded Project Loan	4.80	5/27/2013	6,606,326
18,000,000	WAICCS Las Vegas 3 LLC	Second Lien Term Loan	—		135,000	(e)

					29,516,632
Healthcare 9.3%
30,899,568	CCS Medical, Inc.	First Lien Term Loan	9.00	3/31/2015	27,346,117	(b)
10,997,186	CCS Medical, Inc.	Second Lien Term Loan, PIK	11.00	3/31/2016	6,955,720	(b)
4,300,000	DaVita, Inc.	Tranche B Term Loan	4.50	10/20/2016	4,346,032
11,872,601	Graceway Pharmaceuticals, LLC	Mezzanine Loan	—	11/1/2013	121,892	(e)
588,225	HCA, Inc.	Tranche A-1 Term Loan	1.55	11/16/2012	581,922
7,198,548	HCA, Inc.	Tranche B-1 Term Loan	2.55	11/18/2013	7,143,263
26,911,605	LifeCare Holdings	Term Loan	4.54	8/10/2012	26,306,094

Principal Amount ($)					Value ($)
3,000,000	MedAssets, Inc.	Term Loan	5.25	11/16/2016	3,020,625
1,500,000	Physiotherapy Associates, Inc./ Benchmark Medical, Inc.	Second Lien Term Loan	12.00	12/31/2013	1,050,000
3,625,069	Rehabcare Group, Inc.	Term Loan B	6.00	11/24/2015	3,652,257

					80,523,922
Housing 1.0%
8,000,000	EH/Transeastern, LLC/TE TOUSA	Term Loan	—		—	(c) (e)
2,835,714	Kyle Acquisition Group LLC	Facility B	—		255,214	(e)
2,164,286	Kyle Acquisition Group LLC	Facility C	—	7/20/2011	194,786	(e)
469,205	Las Vegas Land Holdings, LLC	Term Loan	5.30	3/31/2016	373,018
9,692,758	LBREP/L-Suncal Master I, LLC	First Lien Term Loan	—		145,391	(e)
2,673,992	November 2005 Land Investors, LLC	First Lien New Term Loan	—	3/31/2011	561,539	(e)
38,864,550	Westgate Investments, LLC	Senior Secured Loan, PIK	—		7,127,846	(e)
16,469,296	Westgate Investments, LLC	Third Lien Term Loan	—	6/30/2015	58,530	(e) (g)
5,932,065	Withers Preserve MB-I	B-Note	—		341,093	(c) (e)

					9,057,417
Information Technology 6.3%
10,787,322	CDW LLC	Extended Term Loan	5.26	7/15/2017	10,722,166
10,200,000	Fifth Third Processing Solutions, LLC	First Lien Term Loan B	5.50	11/3/2016	10,302,000
9,954,889	Freescale Semiconductor, Inc.	Extended Maturity Term Loan	4.51	12/1/2016	9,641,708
3,049,217	Infor Enterprise Solutions Holdings, Inc.	First Lien Extended Delayed Draw Term Loan	6.02	7/28/2015	2,931,060
5,937,661	Infor Enterprise Solutions Holdings, Inc.	First Lien Extended Initial U.S. Term Loan	6.02	7/28/2015	5,707,577
8,600,000	Kronos, Inc.	Second Lien Term Loan	6.05	6/11/2015	8,430,150
1,786,500	RedPrairie Corp.	Term Loan	6	3/24/2016	1,794,039
4,477,500	Vertafore, Inc.	Term Loan	6.75	7/29/2016	4,509,446	(f)

					54,038,146
Manufacturing 2.1%
6,559,645	Dana Holdings Corp.	Term Advance	4.53	1/30/2015	6,620,322
6,683,250	Goodman Global, Inc.	Initial First Lien Initial Term Loan	5.75	10/28/2016	6,730,266
4,824,579	Pinafore, LLC	Term Loan B	6.25	9/29/2016	4,898,467

					18,249,055
Metals/Minerals 0.7%
3,115,212	Euramax International, Inc.	Domestic Term Loan (Cash Pay)	10.00	6/29/2013	2,998,391
2,951,689	Euramax International, Inc.	Domestic Term Loan, PIK	12.00	6/29/2013	2,841,001

					5,839,392
Retail 4.1%
5,326,576	Burlington Coat Factory Warehouse Corp.	Term Loan	2.53	5/28/2013	5,253,336
6,385,852	Guitar Center, Inc.	Term Loan	3.77	10/9/2014	5,970,772
5,200,000	Gymboree Corp.	Term Loan	5.50	11/23/2017	5,236,973	(f)
2,994,110	Michaels Stores, Inc.	B-1 Term Loan	2.56	10/31/2013	2,918,883
1,358,828	Michaels Stores, Inc.	B-2 Term Loan	4.81	7/31/2016	1,361,804
1,413,055	Neiman Marcus Group, Inc.	Tranche B-2 Term Loan	4.30	4/6/2016	1,402,457
14,540,000	Spirit Finance Corp.	Term Loan	3.29	8/1/2013	13,031,475

					35,175,700
Service 8.1%
1,000,000	Advantage Sales & Marketing Inc.	First Lien Term Loan	5.25	12/17/2017	1,004,380	(f)
20,000,000	Asurion, LLC	Tranche B-2 Incremental Term Loan	6.75	3/31/2015	20,097,500
14,973,067	First Data Corp.	Initial Tranche B-1 Term Loan	3.01	9/24/2014	13,871,499

Principal Amount ($)					Value ($)
901,982	NES Rentals Holdings, Inc.	Initial Term Loan	2.27	9/30/2014	814,039
6,615,692	Sabre, Inc.	Initial Term Loan	2.27	9/30/2014	6,076,514
1,279,802	Safety-Kleen Systems, Inc.	Synthetic Letter of Credit Loan	3.31	8/2/2013	1,215,812
5,887,090	Safety-Kleen Systems, Inc.	Term Loan B	3.31	8/2/2013	5,592,736
783,019	Thermo Fluids (Northwest), Inc.	Tranche B Term Loan	5.29	6/27/2013	700,152
1,000,000	Total Safety U.S., Inc.	Second Lien Term Loan	6.79	12/8/2013	841,250
21,000,000	Travelport, LLC	Tranche S Term Loan	4.80	8/21/2015	19,812,240

					70,026,122
Telecommunications 8.9%
13,344,422	Avaya, Inc.	Term B-1 Loan	3.03	10/24/2014	12,690,546
600,048	Digicel International Finance, Ltd.	Tranche A - T&T	2.81	9/30/2012	597,798
6,400,607	Digicel International Finance, Ltd.	U.S. Term Loan	2.81	3/30/2012	6,376,604
15,763,158	Fairpoint Communications, Inc.	Term Loan B	—	3/31/2015	11,296,904	(e)
9,004,760	Getty Images, Inc.	Initial Term Loan	5.25	11/7/2016	9,093,682
2,000,000	Knowledgepoint360 Group, LLC	Second Lien Term Loan	7.28	4/13/2015	1,220,000
10,213,071	Level 3 Financing, Inc.	Tranche A Term Loan	2.54	3/13/2014	9,688,886
2,000,000	Level 3 Financing, Inc.	Tranche B Term Loan	11.50	3/13/2014	2,166,880
3,200,000	Syniverse Holdings, Inc.	Term Loan	—	12/21/2017	3,241,008	(f)
3,970,000	U.S. Telepacific Corp.	Term Loan Advance	9.25	8/17/2015	4,014,364
16,807,206	Univision Communications, Inc.	Extended First-Lien Term Loan	4.51	3/31/2017	16,016,763

					76,403,435
Transportation —- Automotive 3.7%
7,770,653	Federal-Mogul Corp.	Tranche B Term Loan	2.21	12/29/2014	7,330,329
4,109,689	Federal-Mogul Corp.	Tranche C Term Loan	2.20	12/28/2015	3,876,813
10,122,881	Ford Motor Co.	Tranche B-1 Term Loan	3.03	12/15/2013	10,120,299
11,759,054	Key Safety Systems, Inc.	First Lien Term Loan	2.52	3/8/2014	10,994,715

					32,322,156
Transportation — Land Transportation 0.6%
20,293	JHT Holdings, Inc	Second Lien Term Loan, PIK	12.50	12/24/2013	5,207	(c)
1,167,831	SIRVA Worldwide, Inc.	Revolving Credit Loan (Exit Finance), PIK	13.00	5/12/2012	799,964	(d)
6,491,729	SIRVA Worldwide, Inc.	Second Lien Term Loan	12.00	5/12/2015	2,596,691
2,644,191	SIRVA Worldwide, Inc.	Term Loan (Exit Finance), PIK	13.00	5/12/2012	2,102,132

					5,503,994
Utility 5.2%
9,258,503	Dynegy Holdings, Inc.	Letter of Credit Facility Term Loan	4.02	4/2/2013	9,209,340
737,685	Dynegy Holdings, Inc.	Tranche B Term Loan	4.02	4/2/2013	733,768
4,305,378	EBG Holdings LLC	Term Loan, PIK	11.25	12/20/2016	31,473
3,524,230	GBGH, LLC	First Lien Term Loan	4.00	6/9/2013	1,940,440	(c)
1,271,758	GBGH, LLC	Second Lien Term Loan, PIK	12.00	6/9/2014	—	(c) (g)
3,455,513	New Development Holdings, LLC	Term Loan	7.00	7/3/2017	3,519,682
275,103	Mach Gen, LLC	First Lien Synthetic Letter of Credit Loan	2.3028	2/22/2013	256,327
2,976,923	Texas Competitive Electric Holdings Co., LLC	Initial Tranche B-1 Term Loan	3.76	10/10/2014	2,308,828
34,304,214	Texas Competitive Electric Holdings Co., LLC	Initial Tranche B-2 Term Loan	3.76	10/10/2014	26,605,492

					44,605,350
Total US Senior Loans (Cost $1,002,008,638)					719,589,798

Principal Amount					Value ($)
Foreign Denominated or Domiciled Senior Loans (a) — 15.8%
Australia AUD 1.7%
14,910,891	SMG H5 Pty., Ltd.	Facility A Term Loan	7.20	12/24/2012	14,640,352
Austria EUR 0.7%
17,805,430	Sacher Funding Ltd.	Euro Term Loan	—	5/14/2014	6,319,495	(e)
Canada USD 1.5%
8,847,853	CCS, Inc.	Term Loan	3.29	11/14/2014	7,970,456
5,000,000	Novelis, Inc.	Term Loan	5.25	12/17/2016	5,071,876	(f)

					13,042,332
France EUR 0.2%
Retail	Vivarte	Acquisition Facility	2.82	3/8/2016	1,916,275	(d)
Germany EUR 0.4%
3,281,978	Lavena Holding 3 GmbH	Facility D	4.89	9/2/2016	3,678,637
720,882	Schieder Mobel Holding, GmbH	Delayed Draw Term Loan	—		177,752	(c) (e)

					3,856,389
Ireland USD 0.6%
5,472,500	SSI Investments II LLC	Term Loan	6.50	5/26/2017	5,527,252
Italy EUR 0.3%
1,489,630	Wind Telecomunicazioni S.p.A.	B1 Term Loan Facility	—	5/27/2013	1,179,058	(h)
1,489,630	Wind Telecomunicazioni S.p.A.	C1 Term Loan Facility	—	5/26/2014	1,179,058	(h)

					2,358,116
Spain EUR 1.4%
4,833,334	Grupo Gasmedi, S.L.	Second Lien Tranche E Term Loan	5.84	2/11/2016	5,252,143
2,818,016	Grupo Gasmedi, S.L.	Tranche B Term Loan	3.59	8/11/2014	3,553,662
2,818,016	Grupo Gasmedi, S.L.	Tranche C Term Loan	4.09	8/11/2015	3,553,662

					12,359,467
United Kingdom GBP 7.6%
1,377,996	All3Media Intermediate Ltd.	Facility B1	3.10	8/31/2014	1,941,721
6,866,344	All3Media Intermediate Ltd.	Facility C	3.62	8/31/2015	9,675,299
6,000,000	All3Media Intermediate Ltd.	Facility D	5.49	2/29/2016	7,280,300
8,613,734	All3Media Intermediate Ltd.	Mezzanine Loan, PIK	9.75	8/31/2016	9,103,146
655,455	Ansco UK Finance Co. Ltd.	Tranche B Term Loan	3.13	3/8/2012	1,021,086
2,757,028	Henson No. 4 Ltd.	Facility B	4.33	1/24/2014	3,625,910
2,757,028	Henson No. 4 Ltd.	Facility C	5.08	1/26/2015	3,647,492
2,000,000	Highland Acquisitions Ltd.	Facility B	4.74	12/31/2014	2,776,424
2,000,000	Highland Acquisitions Ltd.	Facility C	5.24	12/31/2015	2,792,082
2,454,834	Highland Acquisitions Ltd.	Mezzanine Facility, PIK	11.99	12/29/2016	3,391,822
6,250,000	Towergate Partnership Ltd.	Facility A	3.09	10/31/2012	9,247,156
6,250,000	Towergate Partnership Ltd.	Facility B	3.59	10/31/2013	9,247,156
1,241,691	United Biscuits Holdco Ltd.	Facility B1	3.09	12/15/2014	1,867,377

					65,616,971
United Kingdom USD 0.8%
7,757,763	All3Media Intermediate Ltd.	Facility B1	2.82	8/31/2014	6,758,951
United States GBP 0.5% United States GBP
3,140,036	Knowledgepoint360 Group, LLC	First Lien U.K. Term Loan	3.99	4/13/2014	3,932,972
Total Foreign Denominated or Domiciled Senior Loans (Cost $182,898,624)					136,328,572

Principal Amount ($)					Value ($)
US Asset-Backed Securities (h) (i) - 5.2%
2,000,000	ABCLO, Ltd.	Series 2007-1A, Class C	2.1391	4/15/2021	1,202,714	(j)
4,800,000	ACA CLO, Ltd.	Series 2006-2A, Class B	1.0091	1/20/2021	3,416,274	(j)
2,000,000	ACA CLO, Ltd.	Series 2007-1A, Class D	2.64	6/15/2022	1,324,214	(j)
1,500,000	ACAS CLO, Ltd.	Series 2007-1A, Class D	4.54	4/20/2021	2,329,942	(j)
1,000,000	Apidos CDO	Series 2007-5A, Class C	1.74	4/15/2021	975,252	(j)
3,000,000	Apidos CDO	Series 2007-CA, Class B	1.09	5/14/2020	570,984	(j)
2,000,000	Babson CLO, Ltd.	Series 2007-1A, Class C	1.54	1/18/2021	2,572,025	(j)
2,000,000	Babson CLO, Ltd.	Series 2007-2A, Class D	1.99	4/15/2021	1,263,297	(j)
1,000,000	Babson CLO, Ltd.	Series 2007-2A, Class E	3.94	4/15/2021	666,191
1,000,000	Bluemountain CLO, Ltd.	Series 2007-3A, Class D	1.70	3/17/2021	690,330	(j)
1,000,000	Bluemountain CLO, Ltd.	Series 2007-3A, Class E	3.85	3/17/2021	610,914	(j)
1,000,000	Cent CDO, Ltd.	Series 2007-14A, Class D	1.5891	4/15/2021	563,492	(j)
3,000,000	Cent CDO, Ltd.	Series 2007-15A, Class C	2.55	3/11/2021	1,189,236	(j)
962,970	Commercial Industrial Finance Corp.	Series 2006-2A, Class B2L	4.30	3/1/2021	1,232,923	(j)
2,000,000	Columbus Nova CLO, Ltd.	Series 2007-1A, Class D	1.6344	5/16/2019	1,152,385	(j)
2,500,000	Cornerstone CLO, Ltd.	Series 2007-1A, Class C	2.6891	7/15/2021	1,519,644	(j)
2,000,000	Goldman Sachs Asset Management CLO, PLC,	Series 2007-1A, Class D	3.04	8/1/2022	632,119	(j)
1,695,322	Goldman Sachs Asset Management CLO, PLC,	Series 2007-1A, Class E	5.29	8/1/2022	1,942,841	(j)
814,466	Greywolf CLO, Ltd	Series 2007-1A, Class E	4.23	2/18/2021	607,250	(j)
2,000,000	GSC Partners CDO Fund, Ltd.,	Series 2007-8A, Class C	1.76	4/17/2021	1,113,100	(j)
1,000,000	Gulf Stream Sextant CLO, Ltd.	Series 2007-1A, Class D	2.7019	6/17/2021	504,255	(j)
6,000,000	ING Investment Management	Series 2007-5A, Class B	1.39	5/1/2022	572,659	(j)
1,000,000	ING Investment Management	Series 2006-3A, Class C	1.7391	12/13/2020	620,687	(j)
1,000,000	Inwood Park CDO, Ltd.	Series 2006-1A, Class E	3.79	1/20/2021	3,994,739	(j)
1,000,000	Landmark CDO	Series 2007-9A, Class E	3.79	4/15/2021	687,088	(j)
3,000,000	Madison Park Funding Ltd.	Series 2007-5A, Class C	1.7375	2/26/2021	1,785,465	(j)
1,000,000	Madison Park Funding I Ltd.	Series 2007-5A, Class D	3.79	2/26/2021	602,782	(j)
835,038	Navigator CDO, Ltd.	Series 2006-2A, Class D	3.8038	9/20/2020	548,586	(j)
2,500,000	Ocean Trails CLO	Series 2007-2A, Class C	2.64	6/27/2022	669,811	(j)
1,622,089	Ocean Trails CLO	Series 2007-2A, Class D	4.7891	6/27/2022	1,038,260	(j)
1,653,468	PPM Grayhawk CLO, Ltd.	Series 2007-1A, Class D	3.89	4/18/2021	1,945,837	(j)
1,889,756	Primus CLO, Ltd.	Series 2007-2A, Class E	5.0391	7/15/2021	1,056,195	(j)
2,000,000	Stanfield Daytona CLO, Ltd.	Series 2007-1A, Class B1L	1.64	4/27/2021	1,039,874	(j)
3,000,000	Stanfield McLaren CLO, Ltd.	Series 2007-1A, Class B1L	2.69	2/27/2021	576,616	(j)
951,289	Stanfield McLaren CLO, Ltd.	Series 2007-1A, Class B2L	4.79	2/27/2021	1,825,393	(j)
6,000,000	Stone Tower CLO, Ltd.	Series 2007-6A, Class C	1.64	4/17/2021	1,678,739	(j)

					44,722,113
Total Asset-Backed Securities (cost $50,557,561)					44,722,113
Common Stocks (j) - 9.2%

Shares
Aerospace 0.0%
13,892	Delta Air Lines, Inc.				175,039
Broadcasting 4.9%
304,726	Communications Corp. of America				—	(b)(c)
17,438	Young Broadcasting, Inc.				42,287,150	(b)(c)

					42,287,150
Chemicals 0.0%
123,850	Panda Hereford Ethanol, LP				173,390	(c)
Diversified Media 0.0%
492	Endurance Business Media, Inc.				49,703
Energy 0.3%
1,118,286	Value Creation, Inc.				2,292,487
Financial 0.0%
126,784	Sacher Funding Ltd.				—	(c)
Gaming/Leisure 3.2%
34,512	LLV Holdco, LLC — Series A Membership Interest				12,947,491	(b)(c)

Shares		Value ($)
436	LLV Holdco, LLC — Series B Membership Interest	1,429,765	(b)(c)
1,834	LLV Holdco, LLC — Series C Membership Interest	—	(b)(c)
2,522	LLV Holdco, LLC — Series D Membership Interest	—	(b)(c)
2,819	LLV Holdco, LLC — Series E Membership Interest	—	(b)(c)
3,172	LLV Holdco, LLC — Series F Membership Interest	—	(b)(c)
3,594	LLV Holdco, LLC — Series G Membership Interest	—	(b)(c)
501,736	Metro-Goldwyn-Mayer, Inc.	11,916,230
8	Nevada Land Group, LLC	984,500	(c)

		27,277,986
Healthcare 0.3%
207,031	CCS Medical, Inc.	2,587,888	(b)
Housing 0.0%
880,996	Las Vegas Land Holdings, LLC	264,299
Metals/Minerals 0.4%
11,700	Euramax International, Inc.	3,857,920
Transportation — Land Transportation 0.0%
2,023	JHT Holdings, Inc	—	(c)

Utility 0.0%
286,159	Entegra TC, LLC	114,464
6,356	GBGH, LLC	—	(c)
		114,464
Total Common Stocks (cost $354,212,395)		79,080,326
Warrants (k) - 0.0%
Broadcasting 0.0%
759,904	Cerberus Bawag Investors(Sacher Warrants), expires 05/14/14	—	(c)
14	Young Broadcasting, Inc., expires 12/24/24	33,950	(b)

		33,950
Total Investments - 113.5% (Cost $1,589,706,521) (k)		979,754,759
	Other Assets & Liabilities, Net	(116,646,348)

	Net Assets	$863,108,411

			Principal Amount		Unrealized
			Covered by		Appreciation/
Contracts to Buy or Sell	Currency	Counterparty	Contracts	Expiration	(Depreciation)

Sell	AUD	CSF	14,050,463	4/15/2011	-578,320
Sell	EUR	CSF	21,287,890	2/3/2011	-334,484
Sell	GBP	CSF	25,290,788	2/3/2011	846,278
Sell	GBP	CSF	22,604,000	5/12/2011	1,180,971

					1,114,445

(a)
Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2010. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Affiliated issuer.

(c)
Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $113,396,486, or 13.1% of net assets, were fair valued as of December 31, 2010.

(d)	Senior Loan assets have additional unfunded loan commitments. See Note 9.

(e)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	Fixed rate senior loan.

(h)	All or a portion of the loan I held on participation.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2010.

(j)
Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2010, these securities amounted to $44,055,922 or 5.1% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. federal income tax purposes is $1,598,408,136.

ADR	American Depositary Receipt

AUD	Australian Dollar

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

EUR	Euro Currency

GBP	Great Britain Pound

PIK	Payment-in-Kind

Statement of Assets and Liabilities

	As of December 31, 2010
	Highland Floating	Highland Floating	Pro Forma		Highland Floating
	Rate Advantage	Rate	Adjustments		Rate Opportunties[3]
Assets:
Unaffiliated issuers, at value	558,293,790	308,546,984			866,840,774
Affiliated issuers, at value	67,821,807	45,092,178			112,913,985

Total investments, at value	626,115,597	353,639,162			979,754,759
Cash and foreign currency	25,472,161	15,807,538			41,279,699
Unrealized appreciation on forward foreign currency contracts	1,019,567	1,007,682			2,027,249
Receivables for:
Investments sold	27,756,286	23,174,929			50,931,215
Dividend and interest receivable	3,364,115	1,242,639			4,606,754
Fund shares sold	92,327	119,117			211,444
Commitment fee and administration fee	96,967	—			96,967
Prepaid litigation fee	194,519	194,519			389,038
Other assets	145,401	109,379			254,780

Total assets	684,256,940	395,294,965	—		1,079,551,905

Liabilities:
Notes payable	160,000,000	—			160,000,000
Net discount and unrealized appreciation/(depreciation) on unfunded transactions	3,047,212	312,569			3,359,781
Unrealized depreciation on forward foreign currency contracts	580,297	332,507			912,804
Payables for:					—
Fund shares redeemed	—	914			914
Distributions	626,673	401,504			1,028,177
Investments purchased	28,133,906	20,921,408			49,055,314
Investment advisory fee	360,380	221,287			581,667
Administration fee	110,886	68,088			178,974
Trustees’ fees	50,762	40,078			90,840
Service and distribution fees	264,300	209,825			474,125
Commitment fee	—	66,313	(198,779)[1]		(132,466)
Accrued expenses and other liabilities	389,277	305,308			1,179,585

Total liabilities	193,563,693	22,879,801	286,221		216,729,715
Net Assets	490,693,247	372,415,164	(286,221)		862,822,190

composition of Net Assets:
Par value	73,540	59,326			132,866
Paid-in capital	1,564,270,641	1,006,497,432			2,570,768,073
Overdistributed net investment income	(5,712,530)	(4,993,666)	(286,221	)[1],[2]	(10,992,417)
Accumulated net realized gain/(loss) from investments, unfunded transactions, forward foreign currency contracts and foreign currency transactions	(715,115,154)	(370,003,312)			(1,085,118,466)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(352,823,250)	(259,144,616)			(611,967,866)

Net Assets	490,693,247	372,415,164	(286,221)		862,822,190

[1]	Reflects costs associated with terminating existing credit facilities in Highland Floating Rate Advantage Fund and Highland Floating Rate Fund and accelerating the accrual of upfront fees paid in conjunction with those facilities.

[2]	Reflects savings for consolidating credit facilities.

[3]	Costs of the Reorganization (legal, printing, soliciting, etc.) are estimated to be $485,000.

Statement of Operations

	For the Twelve Month Period Ended December 31, 2010
	Highland Floating	Highland Floating	Pro Forma	Highland Floating
	Rate Advantage	Rate	Adjustments	Rate Opportunties[2]
Investment Income:
Interest from unaffiliated issuers	39,674,684	26,658,216		66,332,900
Interest from affiliated issuers		—		—

Total investment income	39,674,684	26,658,216		66,332,900
Expenses:
Investment advisory fees	4,675,034	4,268,983		8,944,017
Administration fees	1,438,472	1,313,533		2,752,005
Accounting services fees	229,839	240,116		469,955
Distribution fee:				—
Class A	193,291	233,272		426,563
Class B	73,552	82,032		155,584
Class C	2,010,627	2,149,482		4,160,109
Service fee:				—
Class A	483,227	583,180		1,066,407
Class B	40,862	45,574		86,436
Class C	837,761	895,618		1,733,379
Transfer agent fee	912,055	1,271,801		2,183,856
Trustees fees	243,610	255,022		498,632
Custodian fees	65,421	81,861		147,282
Registration fees	76,005	58,192		134,197
Reports to shareholders	262,057	417,459		679,516
Audit fees	117,972	139,520		257,492
Legal fees	1,427,007	1,472,029		3,384,036
Insurance expenses	226,484	234,192		460,676
Interest expense	3,023,666	28,753	(28,378)[1]	3,024,041
Commitment and upfront fee expenses	2,149,212	321,305	(170,401)[1]	2,300,116
Other expenses	407,797	341,602		749,399

Net operating expenses	18,893,951	14,433,526	286,221	33,613,698

Net expenses	18,893,951	14,433,526	286,221	33,613,698

Net investment income	20,780,733	12,224,690	(286,221)	32,719,202

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(134,101,856)	(64,175,816)		(198,277,672)
Net realized gain/(loss) on investments affiliated issuers	—	—		—
Net realized gain/(loss) on unfunded transactions		4,098,340		4,098,340
Net realized gain/(loss) on forward foreign currency contracts	6,226,435	4,177,581		10,404,016
Net realized gain/(loss) on foreign currency transactions	119,181	(47,371)		71,810
Net change in unrealized appreciation/(depreciation) on investments	153,727,208	62,592,176		216,319,384
Net change in unrealized appreciation/(depreciation) on unfunded transactions	1,159,005	175,848		1,334,853
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	439,270	675,145		1,114,415
Net change in unrealized appreciation/(depreciation) on transalation of assets and liabilities denominated in foreign currency	96,742	134,821		231,563

Net realized and unrealized gain/(loss) on investments	27,665,985	7,630,724	—	35,296,709

Net increase in assets from operations	48,446,718	19,855,414	(286,221)	68,015,911

[1]	Reflects costs associated with terminating existing credit facilities in Highland Floating Rate Advantage Fund and Highland Floating Rate Fund and accelerating the accrual of upfront fees paid in conjunction with those facilities.

[2]	Costs of the Reorganization (legal, printing, soliciting, etc.) are estimated to be $485,000.

NOTES TO FINANCIAL STATEMENTS (unaudited)
December 31, 2010
Highland Floating Rate Advantage Fund
Note 1. Organization
Highland Floating Rate Advantage Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, nondiversified, closed-end management investment company. On March 22, 2010, the Board of Trustees approved a change in the Fund’s fiscal year end from August 31 to June 30.
Investment Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares, with par value $0.001 per share and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (“CDSC”), Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s Shares is calculated daily in accordance with procedures approved by the Board of Trustees (the “Board” or “Trustees”). The NAV per share of each class of the Fund’s shares is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the total number of Shares of the class outstanding.
Valuation of Investments
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for valuation. Securities where there are no readily available market quotations will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and has been approved by the Trustees.
Securities for which market quotations are not readily available or for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Fair Value Measurement:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:
Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level 3— Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information. At the end of each calender quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
As of December 31, 2010, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, preferred stock and warrants. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
For investments which do not have readily available quotations or are not priced by a pricing service or broker, the Fund will determine the investments fair value, as determined by the Board or its designee in accordance with procedures approved the Board, taking into account relevant factors. These factors include: 1) fundamental analytical data relating to the investment, 2) the nature and duration of restrictions on disposition of the securities and 3) an evaluation of the forces that influence the market in which the investment is purchased and sold.
At each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 is as follows:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
Investments	2010	Price	Input	Input
Assets
Common Stocks
Aerospace	$87,520	$87,520	$—	$—
Broadcasting	24,815,025	—	—	24,815,025
Chemicals	144,480	—	—	144,480
Diversified Media	12,850	—	—	12,850
Energy	1,416,706	—	—	1,416,706
Gaming/Leisure	16,746,795	—	—	16,746,795
Healthcare	1,557,375	—	—	1,557,375
Metals/Minerals	1,856,570	—	—	1,856,570
Utility	61,292	—	—	61,292
Warrants
Broadcasting	33,950	—	—	33,950
Debt
Senior Loans	554,010,049	—	380,661,406	173,348,643
Asset-Backed Securities	25,387,535	—	—	25,387,535

Other Financial Instruments *

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	December 31,	Quoted	Observable	Unobservable
Investments	2010	Price	Input	Input
Forward foreign currency contracts	1,019,567	—	1,019,567	—

Total Assets	627,135,164	87,520	381,680,973	245,366,671

Liabilities
Other Financial Instruments *
Forward foreign currency contracts	(580,297)	—	(580,297)	—

Total Liabilities	(580,297)	—	(580,297)	—

Total	$626,554,867	$87,520	$381,100,676	$245,366,671

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.
The Fund did not have any liabilities that were classified as Level 3 as of December 31, 2010.
The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the six month period ended December 31, 2010.

							Balance as
	Balance as						of
Assets at Fair Value	of	Transfers	(Accretion) of	Realized	Unrealized	Net	December
Using Unobservable	June 30,	in/(out)	Premium/	Gains/	Gains/	Purchase/	31,
Inputs (Level 3)	2010	of Level 3	(Discount)	(Losses)	(Losses)	(Sales)*	2010

Common Stocks
Broadcasting	20,709,545	—	—	—	4,105,480	—	24,815,025
Chemicals	1,548,000	—	—	8,942	(349,226)	(1,063,236)	144,480
Diversified Media	—	—	—	—	(337,154)	350,004	12,850
Energy	1,382,152	—	—	—	34,554	—	1,416,706
Gaming/Leisure	1,089,655	—	—	—	(155,770,511)	171,427,651	16,746,795
Healthcare	—	3,301,635	—	—	(1,744,260)	—	1,557,375
Metals/Minerals	962,147	—	—	—	894,423	—	1,856,570
Transportation — Land Transportation	380,896	—	—	(885,315)	962,249	(457,830)	—
Utility	68,953	—	—	—	(7,661)	—	61,292
Warrants
Broadcasting	16,191	—	—	—	3,209	—	19,400
Debt
Senior Loans	157,813,097	66,883,386	24,562	(51,609,111)	177,583,869	(177,347,160)	173,348,643
Asset-Backed Securities	20,575,943	—	—	—	4,811,592	—	25,387,535
Claims	57,563	—	—	(30,909,007)	30,916,536	(65,092)	—

Total	204,604,142	70,185,021	24,562	(83,394,491)	61,103,100	(7,155,663)	245,366,671

The net unrealized gains presented in the table above relate to investments that were held at December 31, 2010. The Fund presents these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments. Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six month period ended December 31, 2010, a net amount of $70,185,021 was transferred from Level 3 to Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign Withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund may enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. During the twelve months ended December 31, 2010, the open values of forward foreign currency contracts were AUD 8,752,307, EUR 14,004,881 and GBP 25,612,025 and the closed values were EUR 33,936,000 and GBP 29,579,600.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the NAV of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At December 31, 2010, the Fund had $74,820 of cash and cash equivalents denominated in foreign currencies, with a cost of $72,307.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended June 30, 2010 and the years ended August 31, 2009 and August 31, 2008, were as follows.

Distribution paid from:	2010	2009	2008
Ordinary Income*	$6,176,184	$105,836,271	$174,109,322
Return of Capital	11,506,948	—	—
Long-term capital gains	—	—	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of June 30, 2010, the most recent tax year, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and	Undistributed Ordinary	Undistributed Long-Term	Net Unrealized
Other Losses	Income	Capital Gains	Depreciation*
$ (615,266,685)	$—	$—	$(461,534,554)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.
The accumulated capital losses to offset future gains (capital loss carryforward) for the Fund are $8,394,093, $322,705,323 and $548,452,843 which will expire on June 30, 2016, June 30, 2017 and June 30, 2018, respectively. For federal income tax purposes, capital loss caryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

Unrealized appreciation and depreciation at December 31, 2010, based on the cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$20,646,449
Unrealized depreciation	(376,775,785)

Net unrealized depreciation	$(356,129,336)

Note 4. Advisory, Administration, Service and Distribution and Trustee Fees Investment Advisory Fee
The Investment Adviser receives a monthly investment advisory fee based on the Fund’s average daily managed assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate
First $1 billion	0.65%
Next $1 billion	0.60%
Over $2 billion	0.55%
Average daily managed assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). For the twelve months ended December 31, 2010, the Fund’s effective investment advisory fee rate was 0.65%.
Administration Fees
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the Fund’s average daily managed assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc. The Investment Adviser pays BNY Mellon directly for these subadministration services.
Service and Distribution Fees
BNY Mellon Distributors Inc. (the “Underwritter”), formerly known as PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the twelve month period ended December 31, 2010, the Underwriter received $366 of front end sales charges on Class A Shares and $10, and $5,340 of CDSC on Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which requires the payment of a monthly service fee to the Plan at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Plan at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the period covered by this annual report.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Note 5. Fund Information
For the twelve months ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $542,458,314 and $879,666,366, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. For the twelve months ended December 31, 2010, there were four Repurchase Offers as follows:

			Amount
Tender Period	Fund	Repurchase Offer	Repurchased
February 2010	Highland Floating Rate Advantage	8.0%	8.8%
May 2010	Highland Floating Rate Advantage	7.0%	9.9%
August 2010	Highland Floating Rate Advantage	7.0%	9.0%
November 2010	Highland Floating Rate Advantage	9.0%	10.5%
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry. At December 31, 2010, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Lehman Commercial Paper, Inc. UK Branch
Wind Telecommunicazioni S.p.A
B1 Term Loan Facility	EUR 1,489,630	$1,179,058

Lehman Commercial Paper, Inc. UK Branch
Wind Telecommunicazioni S.p.A
C1 Term Loan Facility	EUR 1,489,630	$1,179,058
		$2,358,116

In May 2009, the Fund filed a proof of claim with the United States Bankruptcy Court Southern District of New York related to the above participants.
Note 8. Credit Agreement
Effective September 1, 2010, the Fund entered into a $225,000,000 Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company. The Credit Agreement has a maturity date of August 31, 2011. Prior to September 1, 2010, the Fund entered into a Revolving Credit Agreement with The Bank of Nova Scotia (the “Prior Credit Agreement”) pursuant to which the Fund could borrow up to $170,000,000.
Concurrent with entering into the Prior Credit Agreement, the Fund agreed to pay a $1,700,000 upfront fee. This fee is amortized over the remaining term of the Credit Agreement and $737,664 of upfront fee expense is included in commitment and upfront fee expense on the Statement of Operations. Effective March 31, 2010, the Fund amended the Prior Credit Agreement to reduce the total commitment to $150,000,000.
At December 31, 2010, the Fund had outstanding borrowings under the Credit Agreement totaling $160,000,000, secured by substantially all of the assets in the Fund’s portfolio, including cash and cash equivalents. Interest is charged at a rate equal to the Adjusted LIBO Rate plus 1.25% per annum based on the outstanding borrowings. In addition, the Fund has agreed to pay a commitment fee on the unutilized commitment amount of 0.15% per annum. The average daily loan balance was $133,243,452 at a weighted average interest rate of 1.92%, excluding any commitment fee, for the period ended December 31, 2010. With respect to these borrowings, interest and commitment fees of $2,162,830 is included in the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		% of Asset
	Total Amount	Coverage of
Date	Outstanding	Indebtedness
12/31/2010	$160,000,000	406.7%
6/30/2010	115,000,000	606.0
8/31/2009	181,000,000	465.8
8/31/2008	511,000,000	409.3
8/31/2007	960,000,000	400.5
8/31/2006	335,000,000	729.2
8/31/2005	250,000,000	512.9
8/31/2004	95,000,000	803.8
Note 9. Unfunded Loan Commitments
As of December 31, 2010, the Fund had unfunded loan commitments of $11,221,093, GBP 2,500,000 and EUR 3,164,000, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Borrower	Unfunded Loan Commitment
Vivarte	EUR 3,164,000
Mobileserv Ltd.	GBP 2,500,000
Broadstripe, LLC	$2,480,000
LLV Holdco, LLC	3,862,310
SIRVA Worldwide, Inc.	1,877,853
Sorrenson Communications, Inc.	2,000,000
Water PIK, Inc.	1,000,000

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2010, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $3,047,212. The net change in unrealized depreciation on unfunded transactions of $746,960 is recorded in the Statement of Operations.
Note 10. Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies as of December 31, 2010:

	Par Value at	Shares at	Market Value
	December 31,	December 31,	June 30,	December 31,
	2010	2010	2010	2010
CCS Medical, Inc. (Senior Loans)	$25,213,110	—	$22,504,068	$20,642,554
CCS Medical, Inc. (Common Stock)	—	124,590	3,301,635	1,557,375
ComCorp Broadcasting, Inc. (Senior Loans) *	2,989,118	—	2,557,191	2,719,500
Communications Corp of America (Common Stock)	—	152,363	—	—
LLV Holdco, LLC (Senior Loans)	2,310,725	—	—	2,287,618
LLV Holdco, LLC (Common Stocks)	—	31,493	—	9,604,569
Young Broadcasting, Inc. (Senior Loans)	6,145,041	—	6,141,748	6,175,766
Young Broadcasting, Inc. (Common Stocks)	—	10,233	20,709,545	24,815,025
Young Broadcasting, Inc. (Warrants)	—	8	16,191	19,400

	$36,657,994	318,687	$55,230,378	$67,821,807

*	Company is a wholly owned subsidiary of Communications Corp. of America.
The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the twelve months ended December 31, 2010, there were no security transactions with affiliated funds.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to appropriate documentation and safeguards. These expenses are recorded in the Statement of Assets and Liabilities and the Statement of Operations.

Note 12. Disclosure of Significant Risks and Contingencies
Non-Diversified and Industry Concentration Risk
The Fund may focus its investments in instruments of only a few issuers. Additionally, the Fund will concentrate its investments in the financial services industry. The concentration of the Fund’s portfolio in a limited number of issuers would subject the Fund to a greater degree or risk with respect to defaults by such issuers, and the concentration of the portfolio in the financial services industry subjects the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
The Fund invests all or substantially all of its assets in Senior Loans of other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility. The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that is in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience more severe downturns or recessions. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding or other taxes on dividends, interest or capital gain.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss.
Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. Forwards involve counterparty credit risk to the Fund because forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The successful use of derivative transactions depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 13. Legal Matters
Matters Relating to the Fund’s Investment in TOUSA, Inc.
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff ”), which are home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. The Fund and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Term Loan Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008.
The Fund and the other Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint and a Third Amended Complaint two answers to the Third Amended Complaint in its capacity as a Term Loan Lender. The case went to trial, which concluded in August 2009.
On October 13, 2009, the court ruled for the Plaintiff in the action and ordered the defendants to return the proceeds received from the pay off of the term loan at par on July 31,2007. The proceeds received by the Fund totaled 4,000,000. Additionally, the court ordered the defendants to pay simple interest on the amount returned at an annual rate of 9%. In November 2009, the Fund and other defendants filed an appeal to the decision. On December 22,

2009, the Fund posted $5,310,479 with the Court. This amount is recorded in the Statement of Assets and Liabilities and the Statement of Operations. The appellate hearing took place on October 22, 2010.
Matters Relating to the Fund’s Investment in Broadstripe, LLC.
The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of December 31, 2010, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any.
The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously. In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint.
The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2010	Highland Floating Rate Fund
Note 1. Organization
Highland Floating Rate Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, nondiversified, closed-end management investment company. On March 22, 2010, the Board of Trustees approved a change in the Fund’s fiscal year end from August 31 to June 30.
Investment Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares, with par value $0.001 per share and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (“CDSC”), Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s Shares is calculated daily in accordance with procedures approved by the Board of Trustees (the “Board” or “Trustees”). The NAV per share of each class of the Fund’s shares is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the total number of Shares of the class outstanding.
Valuation of Investments
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for valuation. Securities where there are no readily available market quotations will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and has been approved by the Trustees.
Securities for which market quotations are not readily available or for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 is as follows:
Fair Value Measurement:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:
Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level 3— Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information. At the end of each calender quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
As of December 31, 2010, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, preferred stock and warrants. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The fair value of the Fund’s common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
For investments which do not have readily available quotations or are not priced by a pricing service or broker, the Fund will determine the investments fair value, as determined by the Board or its designee in accordance with procedures approved the Board, taking into account relevant factors. These factors include: 1) fundamental analytical data relating to the investment, 2) the nature and duration of restrictions on disposition of the securities and 3) an evaluation of the forces that influence the market in which the investment is purchased and sold.
At each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 is as follows:

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2010	Price	Input	Input
Assets
Common Stocks
Aerospace	87,519	87,519
Broadcasting	17,472,125	—	—	17,472,125
Chemicals	28,910	—	—	28,910
Diversified Media	36,853	—	—	36,853
Energy	875,781	—	—	875,781
Gaming/Leisure	10,531,191	—	—	10,531,191
Healthcare	1,030,513	—	—	1,030,513
Housing	264,299	—	—	264,299
Metals/Minerals	2,001,350	—	—	2,001,350
Transportation — Land Transportation	—	—	—	—
Utility	53,172	—	—	53,172

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2010	Price	Input	Input
Warrants
Broadcasting
Debt	14,550	—	—	14,550
Senior Loans	301,908,322	—	168,535,600	133,372,722
Asset-Backed Securities	19,334,577	—	—	19,334,577
Other Financial Instruments*	1,007,682		1,007,682

Total Assets	354,646,844	87,519	169,543,282	185,016,043

Liabilities
Other Financial Instruments*	(332,507)	0	(332,507)	0
Total Liabilities	(332,507)	—	(332,507)	—
Total	354,314,337	87,519	169,210,775	185,016,043

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forwards, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were classified as Level 3 as of December 31, 2010.
The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the six month period ended December 31, 2010.

			Net
	Balance as		amortization/				Balance as
	of	Transfers	(accretion) of		Net	Net	of
	June 30,	in/(out)	premium/	Net realized	unrealized	purchase/	December 31,
	2010	of Level 3	(discount)	gains/(losses)	gains/(losses)	(sales)	2010
Common Stocks
Broadcasting	$14,581,479	$—	$—	$—	$2,890,646	$—	$17,472,125
Chemicals	309,750	—	—	(71,043)	2,953	(212,750)	28,910
Diversified Media	—	—	—	—	(2,742,554)	2,779,407	36,853
Energy	854,420	—	—	—	21,361	—	875,781
Gaming/Leisure	1,089,655	—	—	—	(114,909,956)	124,351,492	10,531,191
Healthcare	—	2,184,687	—	—	(1,154,174)	—	1,030,513
Housing	—	308,349	—	—	(44,050)	—	264,299
Metals/Minerals	1,069,090	—	—	—	932,260	—	2,001,350
Transportation - Land Transportation	188,098	—	—	(438,670)	476,652	(226,080)	—
Utility	59,819	—	—	—	(6,647)	—	53,172
Warrants	—	—	—	—	—	—	—
Broadcasting	12,143	—	—	—	2,407	—	14,550
Debt	—	—	—	—	—	—	—
Senior Loans	123,501,784	46,500,231	45,347	(14,835,712)	109,790,886	(131,629,814)	133,372,722
Asset-Backed Securities	15,511,479	—	—	—	—	3,823,098	19,334,577
Claims	49,047	—	—	(26,848,781)	26,876,127	(76,393)	—
	$157,226,764	$48,993,267	$45,347	$(42,194,206)	$22,135,911	$(1,191,040)	$185,016,043

			Net
	Balance as		amortization/				Balance as
	of	Transfers	(accretion) of		Net	Net	of
	June 30,	in/(out)	premium/	Net realized	unrealized	purchase/	December 31,
	2010	of Level 3	(discount)	gains/(losses)	gains/(losses)	(sales)	2010
Common Stocks
Broadcasting	$14,581,479	$—	$—	$—	$2,890,646	$—	$17,472,125
Chemicals	309,750	—	—	(71,043)	2,953	(212,750)	28,910
Diversified Media	—	—	—	—	(2,742,554)	2,779,407	36,853
Energy	854,420	—	—	—	21,361	—	875,781
Gaming/Leisure	1,089,655	—	—	—	(114,909,956)	124,351,492	10,531,191
Healthcare	—	2,184,687	—	—	(1,154,174)	—	1,030,513
Housing	—	308,349	—	—	(44,050)	—	264,299
Metals/Minerals	1,069,090	—	—	—	932,260	—	2,001,350
Transportation - Land Transportation	188,098	—	—	(438,670)	476,652	(226,080)	—
Utility	59,819	—	—	—	(6,647)	—	53,172
Warrants	—	—	—	—	—	—	—
Broadcasting	12,143	—	—	—	2,407	—	14,550
Debt	—	—	—	—	—	—	—
Senior Loans	123,501,784	46,500,231	45,347	(14,835,712)	109,790,886	(131,629,814)	133,372,722
Asset-Backed Securities	15,511,479	—	—	—	—	3,823,098	19,334,577
Claims	49,047	—	—	(26,848,781)	26,876,127	(76,393)	—

	$157,226,764	$48,993,267	$45,347	$(42,194,206)	$22,135,911	$(1,191,040)	$185,016,043

The net unrealized gains presented in the table above relate to investments that were held at December 31, 2010. The Fund presents these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six month period ended December 31, 2010, a net amount of $48,993,267 was transferred from Level 3 to Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign Withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund may enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. During the twelve months ended December 31, 2010, the open values of forward foreign currency contracts were AUD 5,298,156, EUR 7,283,009 and GBP 22,282,763 and the closed values were EUR 12,320,000 and GBP 27,768,600.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the NAV of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At December 31, 2010, the Fund had $9,466 of cash and cash equivalents denominated in foreign currencies, with a cost of $9,798.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.

Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Reclassifications are made to the Fund’s capital accounts at fiscal year-end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended June 30, 2010 and the years ended August 31, 2009 and August 31, 2008, were as follows.

Distribution paid from:	2010	2009	2008
Ordinary Income*	$6,731,806	$71,802,644	$114,377,646
Return of Capital	8,451,732	—	—
Long-term capital gains	—	—	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of June 30, 2010, the most recent tax year, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and	Undistributed Ordinary	Undistributed Long-Term	Net Unrealized
Other Losses	Income	Capital Gains	Depreciation*
$ (319,115,878)	$ —	$—	$(312,350,287)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.
The accumulated capital losses to offset future gains (capital loss carryforward) for the Fund are $11,586,151, $90,545,344 and $203,932,074 which will expire on June 30, 2016, June 30, 2017 and June 30, 2018, respectively. For federal income tax purposes, capital loss caryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.
Unrealized appreciation and depreciation at December 31, 2010, based on the cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$10,903,265
Unrealized depreciation	(273,427,306)

Net unrealized depreciation	$(262,524,041)

Note 4. Advisory, Administration, Service and Distribution and Trustee Fees Investment Advisory Fee
The Investment Adviser receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.65%
Next $1 billion	0.60%
Over $2 billion	0.55%
For the twelve months ended December 31, 2010, the Fund’s effective investment advisory fee rate was 0.65%.

Administration Fees
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the Fund’s average daily net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc. The Investment Adviser pays BNY Mellon directly for these subadministration services.
Service and Distribution Fees
BNY Mellon Distributors Inc. (the “Underwritter”), formerly known as PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the period ended December 31, 2010, the Underwriter received $366 of front end sales charges on Class A Shares and $10, and $5,340 of CDSC on Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which requires the payment of a monthly service fee to the Plan at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Plan at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the period covered by this annual report. The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the twelve months ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $292,538,940 and $578,375,814, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. For the twelve months ended December 31, 2010, there were four Repurchase Offers as follow:

			Amount
Tender Period	Fund	Repurchase Offer	Repurchased
March 2010	Highland Floating Rate	9.0%	7.0%
June 2010	Highland Floating Rate	7.0%	8.1%
September 2010	Highland Floating Rate	7.0%	9.0%
December 2010	Highland Floating Rate	9.0%	11.0%

Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry. At December 31, 2010, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.
In May 2009, the Fund filed a proof of claim with the United States Bankruptcy Court Southern District of New York related to the above participants.
Note 8. Credit Agreement
On February 26, 2010, the Fund entered into a $35,000,000 unsecured credit agreement with PNC Bank (the “Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. Interest on any borrowings is charged to the Fund at a rate equal to the Federal Funds Effective Rate plus 2.50%. Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $87,500 upfront fee. This fee is amortized over the remaining term of the Credit Agreement and $44,109 of upfront fee is included in the commitment and upfront fee expense on the Statement of Operations. Also, the Fund has agreed to pay a commitment fee of 0.75% on any undrawn amounts, which amounts to $126,292 for the period, and which is also included in commitment and upfront fee expense on the Statement of Operations.
For the six months period ended December 31, 2010, the average daily loan balance outstanding for the 22 days where borrowing existed was $17,181,818 at a weighted average interest rate of 2.70%.
Interest expense of $28,378 was paid for use of the line of credit and is included in the Statement of Operations.
Note 9. Unfunded Loan Commitments
As of December 31, 2010, the Fund had unfunded loan commitments of $4,950,834, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Borrower	Unfunded Loan Commitment
Broadstripe, LLC	$2,214,647
LLV Holdco, LLC	1,815,602
SIRVA Worldwide, Inc.	920,585
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2010, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $312,569. The net change in unrealized depreciation on unfunded transactions of $45,638 is recorded in the Statement of Operations.

Note 10. Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies as of December 31, 2010:

	Par Value at	Shares at	Market Value
	December	December	June 30,	December 31,
	31, 2010	31, 2010	2010	2010
CCS Medical, Inc. (Senior Loans)	$16,683,644	—	$14,891,057	$13,659,283
CCS Medical, Inc. (Common Stock)	—	82,441	2,184,687	1,030,513
ComCorp Broadcasting, Inc. (Senior Loans) *	2,989,118	—	2,557,191	2,719,500
Communications Corp of America (Common Stock)	—	152,363	—	—
LLV, Holdco, LLC (Senior Loans)	1,086,230	—	—	1,075,368
LLV, Holdco, LLC (Common Stock)	—	17,396	—	4,772,687
Young Broadcasting, Inc. (Senior Loans)	4,326,520	—	4,329,813	4,348,152
Young Broadcasting, Inc. (Common Stocks)	—	7,205	14,581,479	17,472,125
Young Broadcasting, Inc. (Warrants)	—	6	12,143	14,550

	$25,085,512	259,411	$38,556,370	45,092,178

*	Company is a wholly owned subsidiary of Communications Corp. of America.
The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the twelve months ended December 31, 2010, there were no security transactions with affiliated funds.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to appropriate documentation and safeguards. These expenses are recorded in the Statement of Assets and Liabilities and the Statement of Operations.
Note 12. Disclosure of Significant Risks and Contingencies
Non-Diversified and Industry Concentration Risk
The Fund may focus its investments in instruments of only a few issuers. Additionally, the Fund will concentrate its investments in the financial services industry. The concentration of the Fund’s portfolio in a limited number of issuers would subject the Fund to a greater degree or risk with respect to defaults by such issuers, and the concentration of the portfolio in the financial services industry subjects the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
The Fund invests all or substantially all of its assets in Senior Loans of other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.

Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility. The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that is in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience more severe downturns or recessions. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding or other taxes on dividends, interest or capital gain.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss.
Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. Forwards involve counterparty credit risk to the Fund because forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The successful use of derivative transactions depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates.

Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 13. Legal Matters
Matters Relating to the Fund’s Investment in TOUSA, Inc.
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff ”), which are home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. The Fund and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Term Loan Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008.
The Fund and the other Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint and a Third Amended Complaint two answers to the Third Amended Complaint in its capacity as a Term Loan Lender. The case went to trial, which concluded in August 2009.
On October 13, 2009, the court ruled for the Plaintiff in the action and ordered the defendants to return the proceeds received from the pay off of the term loan at par on July 31,2007. The proceeds received by the Fund totaled 4,000,000. Additionally, the court ordered the defendants to pay simple interest on the amount returned at an annual rate of 9%. In November 2009, the Fund and other defendants filed an appeal to the decision. On December 22, 2009, the Fund posted $5,310,479 with the Court. This amount is recorded in the Statement of Assets and Liabilities and the Statement of Operations. The appellate hearing took place on October 22, 2010.
Matters Relating to the Fund’s Investment in Broadstripe, LLC.
The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of December 31, 2010, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any.
The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously. In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the

United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint.
The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

NOTES TO FINANCIAL STATEMENTS (unaudited) (pro forma)

December 31, 2010	Highland Floating Rate Opportunities Fund
Note 1. Organization
Highland Floating Rate Opportunities Fund (the “Fund”) is a Delaware statutory trust registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, nondiversified, open-end management investment company. The Fund currently has no assets but will acquire the assets and liabilities of Highland Floating Rate Fund (“FRF”) and Highland Floating Rate Advantage Fund (“ADV” and collectively the “Acquired Funds”) under the terms of the Reorganization as detailed in the N-14 filing with the SEC on March 2, 2011. The Closing Date of the Reorganization is expected to be on or shortly after June 30, 2011.
The financial statements and notes contained herein are shown on a pro forma basis as if the Reorganization was completed as of December 31, 2010, and historical references are to the Acquired Funds.
Investment Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares, with par value $0.001 per share and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (“CDSC”), Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s Shares is calculated daily in accordance with procedures approved by the Board of Trustees (the “Board” or “Trustees”). The NAV per share of each class of the Fund’s shares is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the total number of Shares of the class outstanding.
Valuation of Investments
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for valuation. Securities where there are no readily available market quotations will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and has been approved by the Trustees.

Securities for which market quotations are not readily available or for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 is as follows:
Fair Value Measurement:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:
Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level 3— Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information. At the end of each calender quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
As of December 31, 2010, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, preferred stock and warrants. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
The fair value of the Fund’s common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
For investments which do not have readily available quotations or are not priced by a pricing service or broker, the Fund will determine the investments fair value, as determined by the Board or its designee in accordance with procedures approved the Board, taking into account relevant factors. These factors include: 1) fundamental analytical data relating to the investment, 2) the nature and duration of restrictions on disposition of the securities and 3) an evaluation of the forces that influence the market in which the investment is purchased and sold.
At each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 is as follows:

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2010	Price	Input	Input

Assets
Common Stocks
Aerospace	175,039	175,039	0	0
Broadcasting	42,287,150	0	0	42,287,150
Chemicals	173,390	0	0	173,390
Diversified Media	49,703	0	0	49,703
Energy	2,292,487	0	0	2,292,487
Gaming/Leisure	22,277,986	0	0	22,277,986
Healthcare	2,587,888	0	0	2,587,888
Housing	264,299	0	0	264,299
Metals/Minerals	3,857,920	0	0	3,857,920

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2010	Price	Input	Input

Transportation — Land Transportation	0	0	0	0
Utility	114,464	0	0	114,464
Warrants
Broadcasting	33,950	0	0	33,950
Debt
Senior Loans	855,918,371	0	549,197,006	306,721,365
Asset-Backed Securities	44,722,112	0	0	44,722,112
Other Financial Instruments*	2,027,249	0	2,027,249	0

Total Assets	981,782,008	175,039	551,224,255	430,382,714

Liabilities
Other Financial Instruments*	-580,297	0	-580,297	0

Total	-580,297	0	-580,297	0

Liabilities

Total	981,201,711	175,039	550,643,958	430,382,714

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forwards, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were classified as Level 3 as of December 31, 2010.
The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the six month period ended December 31, 2010.

			Net amortization/
	Balance as of	Transfers	(accretion) of		Net	Net	Balance as of
	June 30,	in/(out)	premium/	Net realized	unrealized	purchase/	December 31,
	2010	of Level 3	(discount)	gains/(losses)	gains/(losses)	(sales)	2010

Common Stocks
Broadcasting	35,291,024	—	—	—	6,996,126	—	42,287,150
Chemicals	1,857,750	—	—	-62,101	-346,273	-1,275,986	173,390
Diversified Media	0	—	—	—	-3,079,708	3,129,411	49,703
Energy	2,236,572	—	—	—	55,915	—	2,292,487
Gaming/Leisure	2,179,310	—	—	—	-270,680,467	295,779,143	27,277,986
Healthcare	0	5,486,322	—	—	-2,898,434	—	2,587,888
Housing	0	308,349	—	—	-44,050	—	264,299
Metals/Minerals	2,031,237	—	—	—	1,826,683	—	3,857,920
Transportation - Land Transportation	568,994	—	—	-1,323,985	1,438,901	-683,910	—
Utility	128,772	—	—	—	-14,308	—	114,464
Warrants
Broadcasting	28,334	—	—	5,516	5,516	—	—
Debt		—	—	—		—	33,950
Senior Loans	281,314,881	113,383,6171	69,909	-66,444,823	287,374,755	-308,976,974	306,721,365
Asset-Backed Securities	36,087,422	—	—	—	4,811,592	3,823,098	44,722,112
Claims	106,610	—	—	-57,757,788	57,792,663	-141,485	—

	361,830,906	119,178,288	69,909	-125,588,697	83,239,011	-8,346,703	430,382,714

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.

The net unrealized gains presented in the table above relate to investments that were held at December 31, 2010. The Fund presents these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
The net unrealized gains presented in the table above relate to investments that were held at December 31, 2010. The Fund presents these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments. Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six month period ended December 31, 2010, a net amount of $119,178,288 was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign Withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund may enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. During the twelve months ended December 31, 2010, the open values of forward foreign currency contracts were AUD 14,050,463, EUR 21,287,890 and GBP 44,894,788 and the closed values were EUR 104,026,000 and GBP 80,964,200.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the NAV of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At December 31, 2010, the Fund had $84,286 of cash and cash equivalents denominated in foreign currencies, with a cost of $82,105.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended June 30, 2010 and the years ended August 31, 2009 and August 31, 2008, were as follows.

Distribution paid from:	2010	2009	2008
Ordinary Income*	$13,447,990	$177,638,915	$288,486,968
Return of Capital	19,958,680	—	—
Long-term capital gains	—	—	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of June 30, 2010, the most recent tax year, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and	Undistributed Ordinary	Undistributed Long-	Net Unrealized
Other Losses	Income	Term Capital Gains	Depreciation*
$(934,382,563)	$—	$—	$(773,884,841)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.

The accumulated capital losses to offset future gains (capital loss carryforward) for the Fund are $8,394,093, $232,159,979 and $344,520,769 which will expire on June 30, 2016, June 30, 2017 and June 30, 2018, respectively. For federal income tax purposes, capital loss caryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.
Unrealized appreciation and depreciation at December 31, 2010, based on the cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$31,549,714
Unrealized depreciation	(650,203,091)

Net unrealized depreciation	$(681,752,805)

Note 4. Advisory, Administration, Service and Distribution and Trustee Fees Investment Advisory Fee
The Investment Adviser receives a monthly investment advisory fee based on the Fund’s average daily managed assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate
First $1 billion	0.65%
Next $1 billion	0.60%
Over $2 billion	0.55%
Average daily managed assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). For the twelve months ended December 31, 2010, the Fund’s effective investment advisory fee rate was 0.64%.
Administration Fees
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the Fund’s average daily managed assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc. The Investment Adviser pays BNY Mellon directly for these subadministration services.
Service and Distribution Fees
BNY Mellon Distributors Inc. (the “Underwritter”), formerly known as PFPC Distributors, Inc., serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the twelve month period ended December 31, 2010, the Underwriter received $366 of front end sales charges on Class A Shares and $10, and $5,340 of CDSC on Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which requires the payment of a monthly service fee to the Plan at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Plan at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the period covered by this semi-annual report. The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Note 5. Fund Information
For the twelve months ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $834,997,254 and $1,458,042,180, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. For the twelve months ended December 31, 2010, there were eight Repurchase Offers.

			Amount
Tender Period	Fund	Repurchase Offer	Repurchased
February 2010	Highland Floating Rate Advantage	8.0%	8.8%
March 2010	Highland Floating Rate	9.0%	7.0%
May 2010	Highland Floating Rate Advantage	7.0%	9.9%
June 2010	Highland Floating Rate	7.0%	8.1%
August 2010	Highland Floating Rate Advantage	7.0%	9.0%
September 2010	Highland Floating Rate	7.0%	9.0%
November 2010	Highland Floating Rate Advantage	9.0%	10.5%
December 2010	Highland Floating Rate	9.0%	11.0%
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry. At December 31, 2010, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Lehman Commercial Paper, Inc. UK Branch
Wind Telecommunicazioni S.p.A
B1 Term Loan Facility	EUR 1,489,630	$1,179,058
Lehman Commercial Paper, Inc. UK Branch
Wind Telecommunicazioni S.p.A
C1 Term Loan Facility	EUR 1,489,630	$1,179,058

		$2,358,116
In May 2009, the Fund filed a proof of claim with the United States Bankruptcy Court Southern District of New York related to the above participants.
Note 8. Credit Agreement
Effective September 1, 2010, the Fund entered into a $225,000,000 Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company. The Credit Agreement has a maturity date of August 31, 2011. Prior to September 1, 2010, the Fund entered into a Revolving Credit Agreement with The Bank of Nova Scotia (the “Prior Credit Agreement”) pursuant to which the Fund could borrow up to $170,000,000.
Concurrent with entering into the Prior Credit Agreement, the Fund agreed to pay a $1,700,000 upfront fee. This fee is amortized over the remaining term of the Credit Agreement and $737,664 of upfront fee expense is included in commitment and upfront fee expense on the Statement of Operations. Effective March 31, 2010, the Fund amended the Prior Credit Agreement to reduce the total commitment to $150,000,000.
At December 31, 2010, the Fund had outstanding borrowings under the Credit Agreement totaling $160,000,000, secured by substantially all of the assets in the Fund’s portfolio, including cash and cash equivalents. Interest is charged at a rate equal to the Adjusted LIBO Rate plus 2.50% per annum based on the outstanding borrowings. In addition, the Fund has agreed to pay a commitment fee on the unutilized commitment amount of 2.00% per annum. The average daily loan balance was $133,243,452 at a weighted average interest rate of 1.92%, excluding any commitment fee, for the period ended December 31, 2010. With respect to these borrowings, interest and commitment fees of $2,162,830 is included in the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		% of Asset
	Total Amount	Coverage of
Date	Outstanding	Indebtedness
12/31/2010	$160,000,000	406.7%
6/30/2010	115,000,000	606.0
8/31/2009	181,000,000	465.8
8/31/2008	511,000,000	409.3
8/31/2007	960,000,000	400.5
8/31/2006	335,000,000	729.2
8/31/2005	250,000,000	512.9
8/31/2004	95,000,000	803.8

Note 9. Unfunded Loan Commitments
As of December 31, 2010, the Fund had unfunded loan commitments of $16,170,997, GBP 2,500,000 and EUR 3,164,000, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Borrower	Unfunded Loan Commitment
Vivarte	EUR	3,164,000
Mobileserv Ltd.	GBP	2,500,000
Broadstripe, LLC		4,694,647
LLV Holdco, LLC		5,677,912
SIRVA Worldwide, Inc.		2,798,438
Sorrenson Communications, Inc.		2,000,000
Water PIK, Inc.		1,000,000
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2010, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $3,047,212. The net change in unrealized depreciation on unfunded transactions of $746,960 is recorded in the Statement of Operations.
Note 10. Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies as of December 31, 2010:

	Par Value at	Shares at	Market Value
	December 31,	December 31,	June 30,	December 31,
	2010	2010	2010	2010

CCS Medical, Inc. (Senior Loans)	$41,896,754	—	$37,395,125	$34,301,837
CCS Medical, Inc. (Common Stock)	—	207,031	5,486,322	2,587,888
ComCorp Broadcasting, Inc. (Senior Loans) *	5,978,236	—	5,114,382	5,439,000
Communications Corp of America (Common Stock)	—	304,726	—	—
LLV Holdco, LLC (Senior Loans)	3,396,955	—	—	3,362,986
LLV Holdco, LLC (Common Stocks)	—	48,889	—	14,377,256
Young Broadcasting, Inc. (Senior Loans)	10,471,561	—	10,471,561	10,523,918
Young Broadcasting, Inc. (Common Stocks)	—	17,438	35,291,024	42,287,150
Young Broadcasting, Inc. (Warrants)	—	14	28,334	33,950

	$61,743,506	578,098	$93,786,748	$112,913,985

*	Company is a wholly owned subsidiary of Communications Corp. of America.
The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the six months ended December 31, 2010, there were no security transactions with affiliated funds.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to appropriate documentation and safeguards. These expenses are recorded in the Statement of Assets and Liabilities and the Statement of Operations.
Note 12. Disclosure of Significant Risks and Contingencies
Non-Diversified and Industry Concentration Risk
The Fund may focus its investments in instruments of only a few issuers. Additionally, the Fund will concentrate its investments in the financial services industry. The concentration of the Fund’s portfolio in a limited number of issuers would subject the Fund to a greater degree or risk with respect to defaults by such issuers, and the concentration of the portfolio in the financial services industry subjects the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
The Fund invests all or substantially all of its assets in Senior Loans of other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility. The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that is in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience more severe downturns or recessions. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding or other taxes on dividends, interest or capital gain.

Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss.
Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. Forwards involve counterparty credit risk to the Fund because forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The successful use of derivative transactions depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 13. Legal Matters
Matters Relating to the Fund’s Investment in TOUSA, Inc.
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff ”), which are home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. The Fund and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Term Loan Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008.
The Fund and the other Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint and a Third Amended Complaint two answers to the Third Amended Complaint in its capacity as a Term Loan Lender. The case went to trial, which concluded in August 2009.

On October 13, 2009, the court ruled for the Plaintiff in the action and ordered the defendants to return the proceeds received from the pay off of the term loan at par on July 31,2007. The proceeds received by the Fund totaled 4,000,000. Additionally, the court ordered the defendants to pay simple interest on the amount returned at an annual rate of 9%. In November 2009, the Fund and other defendants filed an appeal to the decision. On December 22, 2009, the Fund posted $5,310,479 with the Court. This amount is recorded in the Statement of Assets and Liabilities and the Statement of Operations. The appellate hearing took place on October 22, 2010.
Matters Relating to the Fund’s Investment in Broadstripe, LLC.
The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of December 31, 2010, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any.
The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously. In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint.
The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL

1. Read the Prospectus/Proxy Statement and have this card at hand
2. Call toll-free at [1-800-864-1460] and follow the recorded instructions
3. If you vote via the telephone, you do not need to mail this proxy card
	1. Read the Prospectus/Proxy Statement and have this card at hand 2. Log on to [ • ] and follow the on-screen instructions 3. If you vote via the Internet, you do not need to mail this proxy card	1. Read the Prospectus/Proxy Statement 2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card 4. Mail your completed proxy card in the enclosed envelope

HIGHLAND FLOATING RATE ADVANTAGE FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS
[ • ], 2011

This Proxy is solicited on behalf of the Board of Trustees of the Highland Floating Rate Advantage Fund (the “Fund”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Fund. The undersigned hereby appoints [ • ] and [ • ], and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at [ • ] (Central time), on [ • ], 2011, at [NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240], and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW, OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROSPECTUS/PROXY STATEMENT, DATED [ • ] 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Note: Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature	Date

Signature (Joint Owners)	Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

		FOR	AGAINST	ABSTAIN

Proposal 1:	To approve an Agreement and Plan of Reorganization by and among Highland Floating Rate Advantage Fund and Highland Floating Rate Fund (the “Acquired Funds”), and Highland Funds I, on behalf of Highland Floating Rate Opportunities Fund (the “Acquiring Fund”), which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C and Class Z shares of the Acquiring Fund and the assumption of the liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of this proposal will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganization.	☐	☐	☐

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL

1. Read the Prospectus/Proxy Statement and have this card at hand
2. Call toll-free at [1-800-864-1460] and follow the recorded instructions
3. If you vote via the telephone, you do not need to mail this proxy card
	1. Read the Prospectus/Proxy Statement and have this card at hand 2. Log on to [ • ] and follow the on-screen instructions 3. If you vote via the Internet, you do not need to mail this proxy card	1. Read the Prospectus/Proxy Statement 2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card 4. Mail your completed proxy card in the enclosed envelope

HIGHLAND FLOATING RATE FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS
[ • ], 2011

This Proxy is solicited on behalf of the Board of Trustees of the Highland Floating Rate Fund (the “Fund”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Fund. The undersigned hereby appoints [ • ] and [ • ], and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at [ • ] (Central time), on [ • ], 2011, at [NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240], and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW, OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROSPECTUS/PROXY STATEMENT, DATED [ • ] 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Note: Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature	Date

Signature (Joint Owners)	Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

		FOR	AGAINST	ABSTAIN

Proposal 1:	To approve an Agreement and Plan of Reorganization by and among Highland Floating Rate Advantage Fund and Highland Floating Rate Fund (the “Acquired Funds”), and Highland Funds I, on behalf of Highland Floating Rate Opportunities Fund (the “Acquiring Fund”), which provides for the acquisition of the assets of each Acquired Fund in exchange for Class A, Class B, Class C and Class Z shares of the Acquiring Fund and the assumption of the liabilities of each Acquired Fund by the Acquiring Fund. A vote in favor of this proposal will also constitute a vote in favor of the liquidation and dissolution of your Acquired Fund in connection with the reorganization.	☐	☐	☐

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

PART C
OTHER INFORMATION
ITEM 15. INDEMNIFICATION
Article IV of the Registrant’s Agreement and Declaration of Trust, dated as of February 27, 2006, provides as follows:
     4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception regarding Trustee and officers, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 4.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
     4.2 Mandatory Indemnification. (a) The Trust hereby agrees, solely out of the assets of the affected Series, to indemnify each person who at any time serves as Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither “interested persons” of the Trust (as defined in the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.
(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.
     4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust or any Series of the Trusts or Class thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, or any Series of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Series Property, the Shareholders of each Series, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.
4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust or any Series of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or any Series of the Trust or Class thereof, upon an opinion of counsel, or upon reports made to the Trust or any Series thereof by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other expert may also be a Trustee.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Acquiring Fund, pursuant to the foregoing provisions or otherwise, the Acquiring Fund has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Acquiring Fund of expenses incurred or paid by a trustee, officer or controlling person of the Acquiring Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Acquiring Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is

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against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Reference is made to Section 9 of the underwriting agreement attached as Exhibit 7(a) and Section XI of the selling and/or services agreement attached as Exhibit 7(d), which are incorporated herein by reference and discuss the rights, responsibilities and limitations with respect to indemnity and contribution.
ITEM 16. EXHIBITS

(1)	(a)		Agreement and Declaration of Trust of the Registrant, dated February 27, 2006 (1)

	(b)	(i)	Certificate of Designation for Highland Long/Short Equity Fund (formerly, Highland Equity Opportunities Fund) (“Long/Short Equity Fund”) (3)

		(ii)	Certificate of Designation for Highland Long/Short Healthcare Fund (formerly, Highland Healthcare Fund) (“Long/Short Healthcare Fund”) (4)

		(iii)	Certificate of Designation for Highland All Cap Equity Value Fund (“All Cap Equity Value Fund”) (9)

		(iv)	Certificate of Designation for Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund”) (12)

(2)			By-laws of the Registrant (1)

(3)			Not Applicable

(4)			Form of Agreement and Plan of Reorganization. (Filed herewith as Appendix A to the Proxy Statement/Prospectus)

(5)			Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Agreement and Declaration of Trust and By-laws (1)

(6)	(a)		Form of Investment Advisory Agreement between Highland Capital Management, L.P. (“Highland”) and the Registrant with respect to Long/Short Equity Fund (1)

	(b)		Form of Fee Waiver Agreement between Highland and the Registrant on behalf of Long/Short Equity Fund (2)

	(c)		Investment Advisory Agreement between Highland and the Registrant with respect to Long/Short

Healthcare Fund (7)

	(d)		Investment Sub-Advisory Agreement between Highland and Cummings Bay Capital Management, L.P. (“CBCM”) with respect to Long/Short Healthcare Fund (10)

	(e)		Investment Advisory Agreement between Highland and the Registrant with respect to All Cap Equity Value Fund (9)

	(f)		Fee Waiver Agreement between Highland and the Registrant on behalf of All Cap Equity Value Fund (9)

	(g)		Form of Investment Advisory Agreement between Highland and the Registrant with respect to Floating Rate Opportunities Fund, filed herewith

(7)	(a)		Form of Underwriting Agreement between BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.) and the Registrant (1)

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	(b)	Form of Exhibit A to Underwriting Agreement between BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.) and the Registrant, filed herewith

	(c)	Form of Underwriting Agreement related to Acquisition of the Indirect Parent of PFPC Distributors, Inc. between BNY Mellon Distributors Inc. and the Registrant(10)

	(d)	Form of Selling Group Agreement (7)

(8)		Not Applicable

(9)	(a)	Form of Custodian Services Agreement between PFPC Trust Company and the Registrant (1)

	(b)	Form of Exhibit A to Custodian Services Agreement between PFPC Trust Company and the Registrant, filed herewith

(10)	(a)	Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Equity Fund (1)

	(b)	Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Healthcare Fund (4)

	(c)	Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of All Cap Equity Value Fund (9)

	(d)	Form of Rule 12b-1 Distribution Plan relating to Class A, Class B and Class C Shares of Floating Rate Opportunities Fund, filed herewith

	(e)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Equity Fund (1)

	(f)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Healthcare Fund (4)

	(g)	Rule 18f-3 Multi-Class Plan relating to All Cap Equity Value Fund (9)

	(h)	Form of Rule 18f-3 Multi-Class Plan relating to Floating Rate Opportunities Fund, filed herewith

(11)		Opinion and consent of counsel as to the legality of the securities being registered, filed herewith

(12)		Opinion of counsel — to be filed by amendment.

(13)	(a)	Form of Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) (1)

	(b)	Form of Exhibit A to Accounting Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.), filed herewith

	(c)	Form of Administration Services Agreement between Highland and the Registrant (1)

	(d)	Amendment No. 1 to Administration Services Agreement between Highland and the Registrant (5)

	(e)	Revised Form of Exhibit A to Administration Services Agreement between Highland and the Registrant, filed herewith

	(f)	Form of Sub-Administration Services Agreement between Highland and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) (1)

	(g)	Form of Exhibit A to Sub-Administration Services Agreement between Highland and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.), filed herewith

	(h)	Form of Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) and the Registrant (1)

	(i)	Amendment No. 1 to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) and the Registrant (6)

	(j)	Amendment No. 2 to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) and the Registrant (6)

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	(k)	Form of Exhibit A to Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.), filed herewith

	(l)	Code of Ethics of the Registrant (8)

	(m)	Code of Ethics of Highland, Adviser for the Registrant (11)

	(n)	Code of Ethics of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.), Principal Underwriter for the Registrant (1)

	(o)	Code of Ethics of CBCM, Sub-Adviser for Long/Short Healthcare Fund (10)

(14)	(a)	Consent of Independent Registered Public Accounting Firm for Highland Floating Rate Advantage Fund, filed herewith

	(b)	Consent of Independent Registered Public Accounting Firm, for Highland Floating Rate Fund, filed herewith

(15)		Not applicable

(16)		Power of Attorney, filed herewith

(17)	(a)	Prospectuses of Highland Floating Rate Advantage Fund, dated October 31, 2010, as supplemented, filed herewith

	(b)	Prospectuses of Highland Floating Rate Fund, dated October 31, 2010, as supplemented, filed herewith

	(c)	Statement of Additional Information of Highland Floating Rate Advantage Fund, dated October 31, 2010, as supplemented, filed herewith

	(d)	Statement of Additional Information of Highland Floating Rate Fund, dated October 31, 2010, as supplemented, filed herewith

	(e)	Annual Report to the Shareholders of Highland Floating Rate Advantage Fund for the period ended June 30, 2010, filed herewith

	(f)	Annual Report to the Shareholders of Highland Floating Rate Fund for the period ended June 30, 2010, filed herewith

(1)	Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 1, 2007.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 16, 2008.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 23, 2008.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 30, 2009.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 29, 2009.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 31, 2010.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on August 27, 2010.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2010.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on February 24, 2011.
ITEM 17. UNDERTAKINGS
(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed the initial bona fide offering of them.

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SIGNATURES
As required by the Securities Act of 1933, as amended (the “1933 Act”), this registration statement has been signed on behalf of the registrant in the City of Dallas and State of Texas, on the 3rd day of March, 2011.

HIGHLAND FUNDS I

/s/ R. Joseph Dougherty R. Joseph Dougherty
Chief Executive Officer and President
As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

NAME	TITLE

Trustee, Chief Executive Officer and President
/s/ R. Joseph Dougherty R. Joseph Dougherty

Trustee
/s/ Timothy K. Hui* Timothy K. Hui

Trustee
/s/ Scott F. Kavanaugh* Scott F. Kavanaugh

Trustee
/s/ James F. Leary* James F. Leary

Trustee
/s/ Bryan A. Ward* Bryan A. Ward

Treasurer (Principal Accounting Officer and Principal Financial Officer)
/s/ Brian Mitts Brian Mitts

*By:
/s/ Brian Mitts Brian Mitts
Attorney-in-Fact
March 3, 2011

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Exhibit Index

Exhibit No.	Description
(6)(g)	Form of Investment Advisory Agreement between Highland and the Registrant with respect to Floating Rate Opportunities Fund

(7)(b)	Form of Exhibit A to Underwriting Agreement between BNY Mellon Distributors Inc. and the Registrant

(9)(b)	Form of Exhibit A to Custodian Services Agreement between PFPC Trust Company and the Registrant

(10)(d)	Form of Rule 12b-1 Distribution Plan relating to Class A, Class B and Class C Shares of Floating Rate Opportunities Fund

(10)(h)	Form of Rule 18f-3 Multi-Class Plan relating to Floating Rate Opportunities Fund

(11)	Opinion and consent of counsel as to the legality of the securities being registered

(13)(b)	Form of Exhibit A to Accounting Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc.

(13)(e)	Revised Form of Exhibit A to Administration Services Agreement between Highland and the Registrant

(13)(g)	Form of Exhibit A to Sub-Administration Services Agreement between Highland and BNY Mellon Investment Servicing (US) Inc.

(13)(k)	Form of Exhibit A to Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc.

(14)(a)	Consent of Independent Registered Public Accounting Firm for Highland Floating Rate Advantage Fund

(14)(b)	Consent of Independent Registered Public Accounting Firm for Highland Floating Rate Fund

(16)	Power of Attorney

(17)(a)	Prospectuses of Highland Floating Rate Advantage Fund, dated October 31, 2010, as supplemented

(17)(b)	Prospectuses of Highland Floating Rate Fund, dated October 31, 2010, as supplemented

(17)(c)	Statement of Additional Information of Highland Floating Rate Advantage Fund, dated October 31, 2010, as supplemented

(17)(d)	Statement of Additional Information of Highland Floating Rate Fund, dated October 31, 2010, as supplemented

(17)(e)	Annual Report to the Shareholders of Highland Floating Rate Advantage Fund for the period ended June 30, 2010

(17)(f)	Annual Report to the Shareholders of Highland Floating Rate Fund for the period ended June 30, 2010

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